As filed with the Securities and Exchange Commission on April 29, 2011

1933 Act Registration No. 033-05609

1940 Act Registration No. 811-03996

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933  ☒

POST-EFFECTIVE AMENDMENT NO. 37   ☒

AND/OR

REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940  ☒

AMENDMENT NO. 39  ☒

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

(Exact Name of Registrant)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

(Name of Depositor)

320 Park Avenue New York, New York 10022-6839

(Address of Depositor’s Principal Executive Office Including Zip Code)

Depositor’s Telephone Number, Including Area Code: (212) 224-1600

Thomas L. Martin

Executive Vice President and Deputy General Counsel

Mutual of America Life Insurance Company
320 Park Avenue
New York, New York 10022-6839
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of the Registration Statement.

It is proposed that this filing will become effective (check appropriate space)

☐         immediately upon filing pursuant to paragraph (b) of Rule 485 on (date) pursuant to paragraph (b) of Rule 485

☒        on May 1, 2011 pursuant to paragraph (b) of Rule 485

☐         60 days after filing pursuant to paragraph (a) of Rule 485

☐         on May 1, 2011 pursuant to paragraph (a) of Rule 485

CROSS-REFERENCE SHEET

(File No. 33-5609, Section 457 Contracts)

Form N-4 Item		Prospectus Caption
PART A

1.	Cover Page	Cover Page

2.	Definitions	Definitions We Use in this Prospectus

3.	Synopsis	Table of Annual Expenses

4.	Condensed Financial Information	Appendix A: Unit Value Information for the Separate Account Funds; Performance Information for the Separate Account Funds

5.	General Description of Registrant, Depositor, and Portfolio Companies	About Mutual of America and the Separate Account; Underlying Funds in which Our Separate Account Invests; Your Voting Rights for Meetings of the Underlying Funds; Administrative Matters

6.	Deductions	Table of Annual Expenses; Charges You Will Pay

7.	General Description of Variable Annuity Contracts	Purchase of a Contract and Deferred Compensation Amounts; Your Account Balance in the Separate Account Funds; Our General Account; Where to Contact Us and Give Us Instructions

8.	Annuity Period	Account Balance Applied for Annuity Payments

9.	Death Benefit	Our Payment of Account Balance to You or a Beneficiary—Death Benefit during the Accumulation Period

10.	Purchases and Contract Value	Purchase of a Contract and Deferred Compensation Amounts; Your Account Balance in the Separate Account Funds; Our General Account

11.	Redemptions	Your Account Balance in the Separate Account Funds; Our Payment of Account Balance to You or a Beneficiary; Where to Contact Us and Give Us Instructions

12.	Taxes	Federal Tax Information

13.	Legal Proceedings	N/A (see Statement of Additional Information)

14.	Table of Contents of the Statement of Additional Information	Our Statement of Additional Information

Statement of Additional Information Caption
PART B

15.	Cover Page	Cover Page

16.	Table of Contents	Table of Contents

17.	General Information and History	N/A

18.	Services	N/A

19.	Purchases of Securities Being Offered	Distribution of the Contracts

20.	Underwriters	Distribution of the Contracts

21.	Calculation of Performance Data	Yield and Performance Information

22.	Annuity Payments	N/A

23.	Financial Statements	Financial Statements

PROSPECTUS OF

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2

SECTION 457 CONTRACT  457
  MAY 1, 2011

This should be read together with the Summary Prospectuses of:

Mutual of America Investment Corporation

Equity Index Fund  Page
All America Fund  Page
Small Cap Value Fund  Page
Small Cap Growth Fund  Page
Mid Cap Value Fund  Page
Mid-Cap Equity Index Fund  Page
Composite Fund  Page
International Fund  Page
Money Market Fund  Page
Mid-Term Bond Fund  Page
Bond Fund  Page

Retirement Funds:
Retirement Income Fund  Page
2010 Retirement Fund  Page
2015 Retirement Fund  Page
2020 Retirement Fund  Page
2025 Retirement Fund  Page
2030 Retirement Fund  Page
2035 Retirement Fund  Page
2040 Retirement Fund  Page
2045 Retirement Fund  Page

Allocation Funds:
Conservative Allocation Fund  Page
Moderate Allocation Fund  Page
Aggressive Allocation Fund  Page

Fidelity Investments® Variable

Insurance Products Funds:
Equity-Income Portfolio  Page
Asset ManagerSM Portfolio  Page
Contrafund® Portfolio  Page
Mid Cap Portfolio  Page

Vanguard Variable Insurance Fund:
Diversified Value Portfolio  Page
International Portfolio  Page

DWS Variable Series I:
Bond VIP  Page
Capital Growth VIP  Page
International VIP  Page

Oppenheimer Main Street Fund®/VA  Page

American Century VP Capital
Appreciation Fund  Page

Calvert VP
SRI Balanced Portfolio  Page

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

Our privacy policy is on page 49 of this booklet.

PROSPECTUS

457 Contracts—

Variable Accumulation Annuity Contracts

For Section 457 Plans

Issued By

Mutual of America Life Insurance Company

320 Park Avenue, New York, New York 10022-6839

Through its

Separate Account No. 2

The Contracts—We offer group variable accumulation annuity contracts ("Contracts") to fund certain deferred compensation plans that meet the requirements of Section 457(b) of the Internal Revenue Code ("Plans"). The Contracts are only available to employers who sponsor a Plan and not to individuals. "Employer" generally refers to the employer sponsoring the Plan in which you are participating. The Contract is issued to the Employer sponsoring the Plan, to the Employer's agent for purposes of administering its Plan or to the trustee of the Plan, and the entity to which the Contract is issued is referred to in this Prospectus as "Contractholder".

A Participant or you means an employee who is participating in an employer's Plan. Your Deferred Compensation Amounts are:

•  amounts the Contractholder (or your employer) contributes on your behalf from salary that you have elected to defer, within the limits of Section 457 and the Plan, and

•  if a Plan permits, amounts your employer contributes on your behalf that are in addition to the salary you have deferred.

A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Value for retirement benefits at a future date, in the manner your Plan permits.

Investment Alternatives for Your Account Value—You may allocate your Account Value to any of the Funds of Mutual of America Separate Account No. 2 or to our General Account. You may transfer all or any part of your Account Value among the available Investment Alternatives at any time, without charge. The Separate Account Funds currently invest in these funds or portfolios of mutual funds ("Underlying Funds"), which will have varying investment returns and performance:

•  Mutual of America Investment Corporation ("Investment Company"): Equity Index, All America, Small Cap Value, Small Cap Growth, Mid Cap Value, Mid-Cap Equity Index Fund, Composite, International, Money Market, Mid-Term Bond, Bond, Conservative Allocation, Moderate Allocation, Aggressive Allocation (together, these three Funds may be referred to as the "Allocation Funds"), Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement, and 2045 Retirement Funds (together, these nine Funds may be referred to as the "Retirement Funds");

•  Fidelity Investments® Variable Insurance Products ("Fidelity VIP") Funds: Equity-Income, Asset Manager(SM), Contrafund® and Mid Cap Portfolios;

•  Vanguard Variable Insurance Fund: Diversified Value Portfolio and International Portfolio;

•  DWS Variable Series I: Bond VIP, Capital Growth VIP and International VIP;

•  OppenheimerFunds: Oppenheimer Main Street Fund®/VA;

•  American Century Variable Portfolios, Inc.: American Century VP Capital Appreciation Fund; and

•  Calvert VP: SRI Balanced Portfolio. (Formerly named Calvert Variable Series, Inc., Social Balanced Portfolio)

We do not guarantee the investment performance of any Separate Account Fund. You have the entire investment risk, including the risk of a decline in value, for amounts you allocate to a Separate Account Fund.

We pay a fixed rate of interest on your Account Value in our General Account, and we change the rate from time to time. This Prospectus describes the Separate Account Fund Investment Alternatives, but there is a brief description of the General Account under "Our General Account".

Statement of Additional Information—You may obtain at no charge a Statement of Additional Information (SAI), dated the same date as this Prospectus, with additional information, about the Contracts and the Separate Account by writing to us at the address at the top of this page or by calling 1-800-468-3785. We have filed the SAI with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference. The table of contents for the SAI is at the end of this Prospectus for your review.

Prospectuses—Employers should read this Prospectus carefully before purchasing a Contract and you should read this Prospectus before electing to become a Participant, and you should keep it for future reference. This Prospectus is not valid unless the summary prospectuses of the Underlying Funds, which you also should read, are distributed with it. We distribute the summary prospectuses for the Underlying Funds with this Prospectus, and you should read them for complete information on the Underlying Funds. If you cannot locate the summary prospectuses of the Underlying Funds, which are bound together with this Prospectus, please write to us at the address at the top of this page or call 1-800-468-3785 to request one.

•  Capitalized terms not otherwise defined in the text are described in the section captioned "Definitions We Use in this Prospectus", and throughout the Prospectus.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Dated: May 1, 2011

This Prospectus does not offer the Contracts in any jurisdiction where we may not lawfully offer them for sale. We have not authorized any person to give any information or make any representations about the Contracts or this offering other than as in this Prospectus. If you receive unauthorized information or representations, you must not rely on them in making your purchase decision.

TABLES OF ANNUAL EXPENSES

The following tables describe the fees and expenses that you will pay upon becoming a Participant, while you are a Participant, and upon transfer or surrender of your Account Value. State premium taxes may also be deducted, but we do not currently deduct them. State premium taxes vary and are generally between 0.5%-4.5%.

I.  The first table describes fees and expenses you will pay when you become a Participant, when you surrender your Contract or participation interest or when you transfer your Account Value among Investment Alternatives.

	Maximum	Current
Participant Transaction Expenses
Sales Load on Purchases	0%	0%
Deferred Sales Load	0%	0%
Surrender Fees	0%	0%
Exchange Fees	0%	0%

II.  The next table describes the fees and expenses you will pay periodically during the time that you are a Participant, not including Underlying Fund fees and expenses.

	Maximum	Standard		Reduced Tier 1 Fees(2)		Reduced Tier 2 Fees (2)
Annual Contract Fee	$24	$24	(1)	$24	(1)	$24	(1)
Separate Account Annual Expenses (as a percentage of average net assets)
Expense Risk Fee	up to 2.50%	.20%		.20%		.20%
Administrative Charges	up to 2.50%	.50%		.15	%(2)	.20	%(2)
Distribution Expense Charge	up to 2.50%	.50%		.15	%(2)	.20	%(2)
Total Separate Account Annual Expenses	2.50%	1.20	%(3)	.50	%(2)(3)	.60	%(2)(3)

(1)  Annual Contract Fee: Waiver. The Annual Contract Fee of $24.00 is charged at a rate of $2 per month. When referring to the monthly installment of the Annual Contract Fee we use the term "Monthly Participant Charge". Unless you use eDocuments, a feature that offers Participants a way to electronically receive communications and reports (See "Definitions we use in this Prospectus" for a description of eDocuments) you pay the lesser of a monthly amount of $2.00, or 1/12 of 1.00% of your Account Value. An employer may elect to pay your monthly charges, in which case we do not deduct the Monthly Participant Charge. We currently do not impose this charge each month if you meet the conditions listed in "Charges You or Your Employer Will Pay—Monthly Participant Charge."

(2)  Reduced Fees. Plans may become eligible for the Tier 1 Reduced Fee and Tier 2 Reduced Fee if they have minimum amounts of assets in the Separate Account ($2 million for the Tier 2 Reduced Fee and $5 million for the Tier 1 Reduced Fee) and satisfy the other criteria specified in "Charges You or Your Employer Will Pay" and "Charges under the Contracts."

(3)  Adviser Reimbursements. All Plans with assets invested in the American Century VP Capital Appreciation Fund and Fidelity VIP Funds, without any requirement that they have a minimum amount of assets in the Separate Account, qualify for a reduction in the fees they pay equal to reimbursements we receive from service providers to those funds. The investment adviser for the American Century VP Capital Appreciation Fund reimburses us at an annual rate of 0.25% for administrative expenses, and the transfer agent and distributor for the four Fidelity VIP Funds reimburse us at an annual rate of 0.10% for certain services we provide. The effect of the reimbursements on all Plans is more specifically discussed under "Charges You or Your Employer Will Pay" and "Charges under the Contracts."

III.  Underlying Fund Expenses. This table shows the minimum and maximum total operating expenses charged by the Underlying Funds that you may pay during the time that you are a Participant. (Underlying Fund expenses may vary from year to year.) These are based on the actual charges incurred by the Underlying Funds during 2010 before any expense reimbursements. You should refer to the summary prospectus of each Underlying Fund for more details concerning the Underlying Fund's fees and expenses.

	Maximum	Minimum
Total Annual Underlying Fund Operating Expenses (expenses deducted from Underlying Fund assets, including management fees and other expenses, as a percentage of average net assets)	1.01%	.25%

Example

The Example below is intended to help you compare the cost of being a Participant with the cost of investing in other variable annuity contracts if we were to raise our current fees and expenses to the maximum amounts. These costs include Participant transaction expenses, Contract fees, Separate Account annual expenses and Underlying Fund fees and expenses. The Example assumes that you invest $10,000 under a Contract for the time periods indicated and that your investment has a 5% annual rate of return each year.

We do not impose a surrender charge when you make a withdrawal of Account Value. As a result, the expenses would be the same whether or not you surrender the Account Value, or apply the Account Value for the purchase of an annuity (annuitize), at the end of the applicable time period.

Example Based on Maximum Costs.  This Example assumes the maximum fees and expenses of the Underlying Funds during 2010, with the maximum Annual Contract Fee and the maximum Separate Account Annual Expenses shown in the Table of Expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Maximum(1)	$368	$1,161	$2,036	$4,628

(1)  Assumed Annual Contract Fee of $8.51 per $10,000 of Separate Account value and an average account value of $28,215.

Accumulation Unit Values for the Separate Account Funds

For information about the Accumulation Unit values of each of the Separate Account Funds over a period of time, please see Appendix A to this Prospectus. The Unit values reflect the investment performance and expenses of the Underlying Funds and the charges we assess on the assets of the Separate Account Funds. You may obtain a copy of the Separate Account's most recent annual financial statements by calling us at 1-800-468-3785.

SUMMARY OF INFORMATION IN THIS PROSPECTUS

The discussion below is a summary of information in the Prospectus. The references in the Summary direct you to particular sections in the Prospectus where you will find more detailed explanations. This Prospectus describes all of the Contracts, and their material features and benefits, and your rights and obligations under such Contracts.

Contract Offered

We offer group annuity accumulation contracts for use with certain eligible deferred compensation plans that employers have established pursuant to Section 457 of the Code. We issue a Contract to a Contractholder, which owns the Contract. In the past we issued contracts to eligible employers as defined under Section 457, including tax exempt organizations and trustees of plans adopted by those organizations. Currently, we only issue contracts to Contractholders that are states, political subdivisions of a state, and any agency or instrumentality of a state or political subdivision of a state ("Governmental Units"), and trustees of Plans adopted by Governmental Units.

Amounts that you and other Participants accumulate under a Contract, as well as other assets of the Plan, belong to the Contractholder. Plans of Governmental Units must provide that all assets will be held for the exclusive benefit of Participants in a trust or in a custodial account or group annuity contract that are treated as trusts under Section 457 of the Code. This requirement does not apply to a Plan maintained by an organization exempt from taxation under the Code that is not a Governmental Unit, which Plans must provide that assets of the Plan are subject to claims of the employer's general creditors.

You may obtain federal income tax benefits provided under Section 457 of the Code for your Deferred Compensation Amounts. Section 457 permits you to defer the recognition of income if certain requirements are met. Refer to "Federal Tax Information."

Deferred Compensation Amounts

You may defer compensation in whatever amounts and at whatever frequency you desire, subject to limitations under the Code and your Plan. If your Plan permits, your employer also may send us Deferred Compensation Amounts for you that are in addition to the salary you have deferred. A Plan, the Code or state or local law may require a Contractholder to send the Amounts within a certain time period. Refer to "Purchase of a Contract and Deferred Compensation Amounts".

A Plan may provide that you must pay certain Plan expenses, such as accounting, legal or consulting fees or expenses of a Deferred Compensation committee or administrative board. The Contractholders may deduct those expenses before sending Deferred Compensation Amounts to us.

Investment Alternatives for Your Account Value

You may allocate your Account Value among the Investment Alternatives (unless your Plan restricts use of any Investment Alternative). You may change your allocation instructions at any time for future Deferred Compensation Amounts, and you may transfer all or part of your Account Value among the available Investment Alternatives at any time. See, "How to Make Allocation Changes, Transfers & Withdrawals".

The General Account. We pay interest on the portion of your Account Value you allocate to our General Account, at an effective annual yield equal to or greater than the minimum rate, if any set forth in your Contract. In our discretion, we change the current rate of interest from time to time. We have the full investment risk for amounts you allocate to the General Account, which is sometimes referred to as the "Interest Accumulation Account". This Prospectus serves as a disclosure document for the Separate Account Investment Alternatives under the Contracts. You may refer to "Our General Account" for a brief description of the General Account.

The Separate Account. The Separate Account has Funds, or sub-accounts. The name of each Fund corresponds to the name of its Underlying Fund. When you allocate Deferred Compensation Amounts or transfer your Account Value to a Separate Account Fund, the Fund purchases shares in its Underlying Fund. A Separate Account Fund is called a "variable option," because you have the investment risk that your Account Value in the Fund will increase or decrease based on the investment performance of the Underlying Fund.

Underlying Funds

The Separate Account Funds currently invest in thirty-five Underlying Funds which have different investment objectives, investment policies and risks. You should refer to "Underlying Funds in which Our Separate Account Invests" for more information about the Underlying Funds' investment objectives, and to the prospectuses of the Underlying Funds that are distributed with this Prospectus.

Charges under the Contracts

We deduct several charges from the net assets of each Separate Account Fund. Refer to "Charges You or Your Employer Will Pay." Plans with minimum amounts of assets in the Separate Account are eligible for the Tier 2 Reduced Fee ($2 million in assets) or the Tier 1 Reduced Fee ($5 million in assets) as discussed in more detail below. You should check your quarterly statements for important messages about the qualification for, or loss of, eligibility for Tier 1 or Tier 2 Reduced Fees. In addition, all Plans with assets invested in the American Century VP Asset Appreciation Fund and the Fidelity VIP Funds, without any requirement that they have a minimum amount of assets in the Separate Account, qualify for a reduction in the Annual Separate Account Expenses equal to the reimbursements we receive from service providers to those funds, as is discussed in more detail below and in "Charges You or Your Employer Will Pay."

Together, these charges are referred to as the Total Separate Account Annual Expenses. The Total Separate Account Annual Expenses are:

The standard charges, totaling 1.20%, subject to reduction as noted below for assets in the American Century VP Capital Appreciation Fund and Fidelity VP Funds, include:

•  An administrative expense charge at an annual rate of 0.50%, and is reduced by reimbursements from certain fund advisers. See "Charges You or Your Employer Will Pay";

•  A charge at an annual rate of 0.50% for expenses related to the distribution of the Contracts, and is reduced by reimbursements from certain fund advisers. See "Charges You or Your Employer Will Pay"; and

•  A charge at an annual rate of 0.20% for assuming certain expense risks under the Contracts.

Tier 1 Reduced Fees. The standard Annual Separate Account Expense is 1.20% and the Tier 1 Reduced Fee is 0.50% for Plans using Hotline Plus, an online benefits administration system that allows employers to log on to a secure website to perform many administrative tasks, (See "Definitions we use in this Prospectus" for a description of Hotline Plus) and having assets in the Separate Account of at least $5 million. For more important details about eligibility for Tier 1 Reduced Fees, loss of eligibility for Tier 1 Reduced Fees and the effect of the Tier 1 Reduced Fees on fees for assets invested in the American Century VP Capital Appreciation Fund and Fidelity VIP Funds, see Charges You or Your Employer Will Pay.

Tier 2 Reduced Fees. The standard Annual Separate Account Expense is 1.20%, and the Tier 2 Reduced Fee is 0.60% for Plans using Hotline Plus and having assets in the Separate Account of at least $2 million. For more important details about eligibility for Tier 2 Reduced Fees, loss of eligibility for Tier 2 Reduced Fees and the effect of the Tier 2 Reduced Fees on fees for assets invested in the American Century VP Capital Appreciation Fund and Fidelity VIP Funds, see Charges You or Your Employer Will Pay.

Aggregation Rule. Solely for purposes of determining whether a Plan's assets in this Separate Account meet the eligibility criteria for the Tier 1 Reduced Fees or Tier 2 Reduced Fees, the term "Employers" includes any entity affiliated with an Employer that is participating in the Employer's Plan; however, each such affiliated entity must also be using Hotline Plus in order to be eligible for the Tier 1 Reduced Fees or the Tier 2 Reduced Fees, as the case may be, applicable to the Employer.

Annual Contract Fees. Unless you have consented to use eDocuments, a feature that offers Participants a way to electronically receive communications and reports (see "Definitions we use in this Prospectus" for a description of eDocuments), we also deduct from your Account Value an Annual Contract Fee on a monthly basis. The monthly charge is $2.00 if you have an Account Value of $2,400 or more during the month, or 1/12 of 1% of the Account Value (which will be less than $2.00) if your Account Value is less than $2,400 in any month. We do not impose the Annual Contract Fee on a monthly basis for any month that your Plan has 500 or more Participants with Account Values or at least $5 million in Plan assets as of the last day of the month and your employer uses our

Hotline Plus system. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total. We also do not impose the Annual Contract Fee on a monthly basis for any month that your Account Value at the end of the month is less than $300. We also impose the Annual Contract Fee on a monthly basis for Participants who do not elect to use eDocuments or who discontinue using eDocuments, but we do not impose it for Participants meeting the conditions listed in "Charges You or Your Employer Will Pay—Monthly Participant Charges." Refer to "Charges You or Your Employer Will Pay—Monthly Participant Charges."

Expenses of the Underlying Funds. A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

Employer Charges. We charge an Employer a monthly charge for each active Participant. The charge is $4.00 for each of the first 50 Participants; $2.00 for each of the next 50 Participants; $1.00 for each of the next 100 Participants; and no charge for Participants in excess of 200. We waive the charge for an Employer for each month in which its total Contract assets exceed $1 million and the Employer is using our Hotline Plus system as of the last day of the month. Certain approved national, affiliated plans are aggregated for purposes of the $1 million total.

We provide varying levels of Plan-related administrative services to Employers that have adopted 457 Plans. The fees charged to Employers for such administrative services will depend on the level of service that we are requested to provide. The specific service levels and all applicable charges will be set forth in notices to Employers. We charge Employers sponsoring 457 Plans a monthly fee subject to a waiver.

Transfers and Withdrawals of Account Value

During the Accumulation Period, you may transfer all or a portion of your Account Value among the Investment Alternatives. Refer to "Our Payment of Account Value to You or a Beneficiary—Your Right to Transfer Among Investment Alternatives". We do not currently assess a charge for transfers of Account Value, although we reserve the right to do so for future transfers.

Unless your Plan has different provisions, you may withdraw all or any portion of your Account Value when

•  your employment with the Contractholder (or sponsoring employer) ends and you are no longer participating under the Plan

•  you reach age 70 1/2, or

•  you suffer an unforeseen emergency, as defined in the Code or its regulations.

If you make partial withdrawals, you may tell us a fixed amount to withdraw each month or a fixed time period in which we are to pay you your Account Value, and special rules may apply for the amount and timing of subsequent withdrawals. Refer to "Our Payment of Account Value to You or a Beneficiary—Your Right to Make Withdrawals."

You usually will have income upon any withdrawal of your Account Value, taxable at ordinary income tax rates on the amount withdrawn. In addition, we may be required to withhold federal income taxes or other federal or state taxes from the amount you withdraw.

If you reach age 70 1/2 or in certain other circumstances, the Code imposes minimum distribution requirements for Plans and the Contracts. If you are age 70 1/2 and still employed with the employer, you may postpone the minimum distribution requirements until after you terminate that employment. If you are subject to minimum distribution requirements, you may be required to make certain withdrawals from your Account Value, or you may choose to begin receiving Annuity Payments (if your Plan permits) to meet the requirements.

We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you or electronically transfer Funds to your Bank account where available.

How to Make Allocation Changes, Transfers and Withdrawals

In Writing. You must give instructions on our forms to change your allocations among Investment Alternatives for future Deferred Compensation Amounts, to transfer your Account Value among Investment Alternatives or to make any withdrawals of Account Value. Refer to "Where To Contact Us and Give Us Instructions".

By Telephone or Internet. Using the Personal Identification Number (PIN) we have assigned, you may call us at our toll-free number, 1-800-468-3785, or visit our website at www.mutualofamerica.com to change allocation instructions for future Deferred Compensation Amounts and to transfer your Account Value among Investment Alternatives, except that you may not use our toll-free number or website to place orders for the transfer of your Account Value into the Investment Company International Fund, the DWS International VIP or the Vanguard Variable Insurance Fund International Portfolio ("Vanguard International Fund") (together, these funds may be referred to as the "International Funds). Transfers into any of the International Funds can be made only in writing and by United States Postal Service ("U.S.P.S.") regular mail to our Boca Raton Financial Transaction Processing Center. You may not make withdrawals by telephone or Internet. Refer to "Where To Contact Us and Give Us Instructions".

Our Home Office, Processing Center and Regional Offices. Our home office address is 320 Park Avenue, New York, New York 10022-6839. The address for our Financial Transaction Processing Center, where you should send requests for allocation changes or transfers among Investment Alternatives and written requests for transfer into any of the International Funds by U.S.P.S. regular mail, is 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598. You may obtain the address for the Regional Office that provides other services for your Contract by calling 1-800-468-3785 or by visiting our website at www.mutualofamerica.com.

Confirmation Statements. We will send you confirmation statements (which may be part of your quarterly statements) for your allocation instruction changes (except that confirmations are not sent for allocation instruction changes made through our website) and for your Deferred Compensation Amounts, transfers of Account Value and withdrawals of Account Value. You must promptly notify us of any error in a confirmation statement (which may be a quarterly statement) or you will give up your right to have us correct the error. Refer to "Administrative Matters—Confirmation Statements to Participants."

Death Benefits during the Accumulation Period

If you die before the Annuity Commencement Date, we will pay a death benefit to your Beneficiary.

The death benefit amount will be your Account Value as of the date we receive proof of death and the election by the Beneficiary(ies) instructing us how we should pay the death benefit along with all other information and documentation necessary for us to process the request. The Beneficiary will select the form of death benefit, which may be a lump sum, a form of annuity or fixed payments. Refer to "Our Payment of Account Value to You or a Beneficiary—Death Benefit during the Accumulation Period" and "Federal Tax Information".

Forms of Retirement Benefits or Withdrawals

Your Plan sets forth the forms in which you may make withdrawals or obtain retirement benefits. Depending on your Plan, you may take your Account Value in a single sum payment, in installment payments or otherwise over a period of time. Some Plans allow you to apply your Account Value for Annuity Payments from us, with the amount of the monthly payments fixed at the same amount every month and based on the form of annuity you select and your Account Value at the Annuity Commencement Date. Refer to "Our Payment of Account Value to You or a Beneficiary" and "Account Value Applied for Annuity Payments."

Revocation Rights

An employer may, in its discretion, discontinue a 457 Plan Contract without incurring surrender, withdrawal or any other charges related to such discontinuance. A Participant or Beneficiary that became a Participant or Beneficiary prior to a specific date that a New Contract (defined as contract form number 457-2009, and certificate form number 457-C-2009) was issued or reissued and does not consent to the transfer, may choose to leave the accumulated amounts on deposit with us, or may withdraw the amount in whole or in part (subject to any federal tax law restrictions on withdrawals). See "Discontinuance of a Contract". A Participant holding a certificate under a 457 Plan Contract may withdraw all or Part of their account value at any time, as permitted by the Plan, without incurring any charge or penalty. For a permitted withdrawal, you will receive a distribution of your Account Value. See "Your Right to Make a Withdrawal" for important tax and other information that should be considered.

ABOUT MUTUAL OF AMERICA AND THE SEPARATE ACCOUNT

We are obligated to pay all amounts required on the part of the insurer under the Contracts. We are a mutual life insurance company organized under the laws of the state of New York and we are authorized to transact business in 50 states and the District of Columbia. Our home office address is 320 Park Avenue, New York, New York 10022-6839. We were incorporated in 1945 as a nonprofit retirement association to provide retirement and other benefits for non-profit organizations and their employees in the health and welfare field. In 1978 we reorganized as a mutual life insurance company, and now serve for-profit organizations, not-for-profit organizations, employees and individuals.

We provide group and individual life insurance, annuities and related services for the pension, retirement, and long-range savings needs of organizations, their employees and individuals. We invest the assets we derive from our business as permitted under applicable state law. As of December 31, 2010, we had total assets, on a consolidated basis, of approximately $13.7 billion. We are registered as a broker-dealer under the Securities Exchange Act of 1934, and as an investment adviser under the Investment Advisers Act of 1940.

Our operations as a life insurance company are reviewed periodically by various independent rating agencies. These agencies, such as A.M. Best Company, Standard & Poor's Ratings Services and Fitch Ratings, publish their ratings. From time to time we reprint and distribute the rating reports in whole or in part, or summaries of them, to the public. The ratings concern our operation as a life insurance company and do not imply any guarantees of performance of the Separate Account.

We have no support agreements with, or guarantees from, third parties for the payment of benefits under our Contracts. We are responsible for the payment of all such benefits.

Our Separate Account

We established the Separate Account under a resolution adopted by our Board of Directors on September 22, 1983. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the "1940 Act"). The SEC does not supervise the management or investment practices or policies of the Separate Account or Mutual of America. The 1940 Act, however, does regulate certain actions by the Separate Account.

We divide the Separate Account into distinct Funds. Each Fund invests its assets in an Underlying Fund, and the name of each Separate Account Fund reflects the name of the corresponding Underlying Fund. See "Underlying Funds Invested in which Our Separate Account Invests" below.

The assets of the Separate Account are our property. The Separate Account assets attributable to Participants' Account Values and attributable to any other annuity contracts funded through the Separate Account cannot be charged with liabilities from other businesses that we conduct. The income, capital gains and capital losses of each Fund of the Separate Account are credited to, or charged against, the net assets held in that Fund. We separately determine each Fund's net assets, without regard to the income, capital gains and capital losses from any of the other Funds of the Separate Account or from any other business that we conduct.

The Separate Account and Mutual of America are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each state.

Other Variable Annuity Contracts We Issue

In addition to the Contracts described in this Prospectus, we offer other individual and group variable annuity contracts, some of which are not described in this Prospectus but which also participate in the Separate Account.

UNDERLYING FUNDS IN WHICH OUR SEPARATE ACCOUNT INVESTS

Below are summaries of the Underlying Funds' investment objectives and certain investment policies. The Underlying Funds may not achieve their objectives, and your Account Value allocated to any of the Funds may decline in value. The Underlying Funds sell their shares to the separate accounts of insurance companies and do not offer them for sale to the general public. Mutual of America Investment Corporation sells its shares only to separate accounts of Mutual of America Life Insurance Company and to American Separate Accounts No. 2 and No. 3.

You will find more detailed information about the Underlying Funds in their current prospectuses, which are distributed with this Prospectus. You should read each prospectus for a complete evaluation of the Underlying Funds, their investment objectives, principal investment strategies and the risks related to those strategies.

Shared and Mixed Fund Arrangements. Shares of the Underlying Funds currently are available to the separate accounts of a number of insurance companies for both variable annuity and variable life insurance products. The Board of Directors (or Trustees) of each Underlying Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of participants in all separate accounts that invest in the Fund. The Board must determine what action, if any, the Underlying Fund should take in response to an irreconcilable conflict. If we believe that a response does not sufficiently protect our Contractholders or Participants, we will take appropriate action, and we may modify or reduce the Investment Alternatives available to you.

Equity Index Fund of the Investment Company

The Equity Index Fund seeks to provide investment results that correspond to the performance of the Standard & Poor's 500® Composite Stock Price Index (S&P 500® Index*). The Fund invests primarily in common stocks that are included in the S&P 500® Index to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500® Index. The Fund attempts to be fully invested at all times.

All America Fund of the Investment Company

The All America Fund seeks to outperform the S&P 500® Index by investing in a diversified portfolio of primarily common stocks. The Fund invests approximately 60% of its assets (the "Indexed Assets") to replicate, to the extent practicable, investment results that correspond to the performance of the S&P 500® Index. The Fund invests the remaining approximately 40% of its assets (the "Active Assets") to seek a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of primarily common stocks with a broad exposure to the market.

Small Cap Value Fund of the Investment Company

The Small Cap Value Fund seeks capital appreciation. The Fund seeks to achieve its objective by investing in value stocks issued by companies with small-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in small cap value stocks.

Small Cap Growth Fund of the Investment Company

The Small Cap Growth Fund seeks capital appreciation. The Fund seeks to meet its objective by investing in growth stocks issued by companies with small-sized market capitalizations believed to possess above-average growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in small cap growth stocks.

*  "Standard & Poor's®", "S&P®", "S&P 500®" and "S&P MidCap 400®" are trademarks of Standard & Poor's Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company's Adviser. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

Mid Cap Value Fund of the Investment Company

The Mid Cap Value Fund seeks capital appreciation and, to a lesser extent, current income. The Fund seeks to achieve its objective by investing in value stocks issued by companies with mid-sized market capitalizations believed to be undervalued in the marketplace in relation to factors such as the company's assets, earnings or growth potential. Under normal market conditions at least 85% of the Fund's total assets are invested in equity securities and at least 80% of the Fund's total assets are invested in mid cap value stocks.

Mid-Cap Equity Index Fund of the Investment Company

The Mid-Cap Equity Index Fund seeks to provide investment results that correspond to the performance of the S&P MidCap 400® Index.* The Fund invests primarily in the 400 common stocks that are included in the S&P MidCap 400® Index to replicate, to the extent practicable, investment results that correspond to the performance of the S&P MidCap 400® Index. The Fund attempts to be fully invested at all times.

Composite Fund of the Investment Company

The Composite Fund seeks to achieve capital appreciation and current income, by investing in a diversified portfolio of common stocks, debt securities and money market instruments. The Fund seeks to achieve long-term growth of its capital and increasing income by investments in common stock and other equity-type securities, and a high level of current income through investments in investment grade debt securities and money market instruments.

International Fund of the Investment Company

The International Fund seeks capital appreciation, by investing directly and/or indirectly in stocks of companies located outside of the United States that reflect or are contained in the Morgan Stanley Capital International, Inc. Europe, Australasia, and Far East Index (MSCI EAFE Index**). At least 85% of the International Fund's total assets are invested in equity securities (including exchange-traded fund securities) under normal market conditions and at least 80% of the Fund's total assets are invested, directly or indirectly, in stocks of foreign companies represented in the MSCI EAFE Index through purchases of such stocks, iShares, Vanguard exchange traded funds**, or equivalent securities designed to track or reflect the MSCI EAFE Index. The MSCI EAFE Index is an unmanaged, market-value weighted index designed to measure the overall condition of overseas markets.

Money Market Fund of the Investment Company

The Money Market Fund seeks the realization of current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term securities. Neither the Federal Deposit Insurance Corporation nor any other U.S. government agency insures or guarantees the Separate Account's investments in shares of the Money Market Fund. Although the Fund seeks current income and preservation of capital, within its guidelines, low market interest rates can result in risk to both of these objectives, particularly after fees and expenses of the Separate Account, the Investment Company, its Adviser and distributor are taken into account. It is possible to lose money invested in this fund. The Fund does not maintain a stable net asset value. The Fund's net asset value will generally rise during the year as the Fund earns

*  "Standard & Poor's®", "S&P®", "S&P 500®" and "S&P MidCap 400®" are trademarks of Standard & Poor's Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by the Investment Company's Adviser. Standard & Poor's does not sponsor, endorse, sell or promote the Equity Index Fund, All America Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.

**  MSCI EAFE Index is a service mark of MSCI. MSCI does not sponsor, issue, sell or promote iShares Funds or other ETFs which are based on the MSCI EAFE Index and MSCI makes no representations regarding the advisability of investing in shares of such Funds. Vanguard ETF Shares are an exchange traded class of shares issued by certain Vanguard mutual funds. The Vanguard Group, Inc. is the investment adviser and does not make any representation regarding the advisability of investing in the International Fund.

income, before dividends are paid. The Fund's net asset value will decline when the Fund declares dividends and pays income to shareholders at the end of December each year.

Mid-Term Bond Fund of the Investment Company

The Mid-Term Bond Fund seeks current income, with a secondary objective of preservation of capital. The Fund primarily invests in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities with ratings that range from AAA to BBB at the time of purchase. The average maturity of the Fund's securities will be between three and seven years.

Bond Fund of the Investment Company

The Bond Fund seeks current income, with a secondary objective of preservation of capital. The Fund invests primarily in investment-grade, publicly-traded debt securities, such as bonds, U.S. Government and agency securities, including mortgage-backed securities, and zero coupon securities with ratings that range from AAA to BBB at the time of purchase. The average maturity for the Fund will be longer than the average maturity of the debt securities held by the Mid-Term Bond Fund.

Retirement Income Fund of the Investment Company

The Retirement Income Fund seeks current income consistent with the preservation of capital and, to a lesser extent, capital appreciation. The Fund invests in other funds of the Investment Company ("IC Funds") in proportions that are balanced to meet the goal of the Fund, which is to produce current income and preserve the value of the investments of retired individuals. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the target allocation.

2010 Retirement Fund of the Investment Company

The 2010 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2015 Retirement Fund of the Investment Company

The 2015 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2020 Retirement Fund of the Investment Company

The 2020 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2025 Retirement Fund of the Investment Company

The 2025 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2030 Retirement Fund of the Investment Company

The 2030 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2035 Retirement Fund of the Investment Company

The 2035 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2040 Retirement Fund of the Investment Company

The 2040 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

2045 Retirement Fund of the Investment Company

The 2045 Retirement Fund seeks current income and capital appreciation appropriate for the asset allocation associated with its target retirement date. The Fund invests in IC Funds in proportions that are balanced to meet the current target of the Fund, which will move toward preservation of capital and production of income as the target retirement date approaches. The target of the Fund changes over time, so the mix of fixed income funds and equity funds will change to reflect the periodic modifications in the Fund's target. Please refer to the Investment Company prospectus, under the heading "Retirement Funds", for information about the current target allocation.

Conservative Allocation Fund of the Investment Company

The Conservative Allocation Fund seeks current income and, to a lesser extent, capital appreciation. It invests primarily in fixed income Funds of the Investment Company and also invests in equity Funds of the Investment Company. The Fund's current target allocation is 75% of total assets in fixed income Funds, with 30% in the Bond Fund, 45% in the Mid-Term Bond Fund, and 25% of net assets in the Equity Index Fund.

Moderate Allocation Fund of the Investment Company

The Moderate Allocation Fund seeks current income and capital appreciation. It invests in both fixed income Funds of the Investment Company and equity Funds of the Investment Company. The Fund's current target allocation is 50% of net assets in fixed income Funds, with 30% in the Bond Fund and 20% in the Mid-Term Bond Fund, and 50% of net assets in equity Funds, with 35% in the Equity Index Fund and 15% in the Mid-Cap Equity Index Fund.

Aggressive Allocation Fund of the Investment Company

The Aggressive Allocation Fund seeks capital appreciation and, to a lesser extent, current income. It invests primarily in equity Funds of the Investment Company and also invests in fixed income Funds of the Investment Company. The Fund's current target allocation is 75% of net assets in equity Funds, with 45% in the Equity Index Fund, 20% in the Mid-Cap Equity Index Fund, 5% in the Small Cap Value Fund and 5% in the Small Cap Growth Fund, and 25% of net assets in the Bond Fund.

Fidelity VIP Equity-Income Portfolio

The Fidelity VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on securities comprising the S&P 500® Index. The Portfolio normally invests at least 80% of its assets in equity securities and normally invests assets primarily in income-producing equity securities. The Portfolio may also invest in other types of equity securities and debt securities, including lower-quality debt securities. The Portfolio may invest in securities of domestic and foreign issuers.

Fidelity VIP Asset Manager(SM) Portfolio

The Fidelity VIP Asset Manager(SM) Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments. The Portfolio's Adviser allocates the Portfolio's assets among the following asset classes, or types of investments within the following investment parameters: 30-70% in stocks (equities), 20-60% in bonds (intermediate- to long-term debt securities) and 0-50% in short-term/money market instruments. The expected neutral mix will consist of 50% in stocks, 40% in bonds and 10% in short-term and money market instruments. The Portfolio may invest in securities of domestic and foreign issuers.

Fidelity VIP Contrafund® Portfolio

The Fidelity VIP Contrafund® Portfolio seeks long-term capital appreciation. The Portfolio normally invests its assets primarily in common stocks. The Portfolio invests in securities of companies whose value its Adviser believes is not fully recognized by the public. The Portfolio may invest in securities of domestic and foreign issuers. The Portfolio may invest in either 'growth' stocks or 'value' stocks or both.

Fidelity VIP Mid Cap Portfolio

The Fidelity VIP Mid Cap Portfolio seeks long-term growth of capital. The principal investment strategies include: normally investing primarily in common stocks, normally investing at least 80% of assets in securities of companies with medium market capitalizations (which, for purposes of this fund, are those companies with market capitalizations similar to companies in the Russell Midcap® Index or the Standard & Poor's MidCap 400® Index (S&P MidCap 400®), potentially investing in companies with smaller or larger market capitalizations, investing in domestic and foreign issuers, investing in either "growth" stocks or "value" stocks or both, using fundamental analysis of each issuer's financial condition and industry position and market and economic conditions to select investments.

Vanguard Variable Insurance Fund Diversified Value Portfolio®

The Vanguard Variable Insurance Fund Diversified Value Portfolio seeks to provide long-term capital appreciation and income. The primary investment strategies include: investing mainly in common stocks of large- and mid-capitalization companies whose stocks are considered by the advisor to be undervalued. Undervalued stocks are generally those that are out of favor with investors and, in the opinion of the advisor, are trading at prices that are below-average in relation to such measures as earnings and book value. These stocks often have above-average dividend yields. Vanguard is a registered trademark of The Vanguard Group.

Vanguard Variable Insurance Fund International Portfolio®

The Vanguard Variable Insurance Fund International Portfolio seeks to provide long-term capital appreciation. The primary investment strategies of the Portfolio include: investing in the stocks of companies located outside the United States. In selecting stocks, the Portfolio's advisors evaluate foreign markets around the world and choose companies with above-average growth potential. Vanguard is a registered trademark of The Vanguard Group.

DWS Bond VIP

The DWS Bond VIP seeks to maximize total return consistent with preservation of capital and prudent investment management by investing for both current income and capital appreciation. Under normal circumstances, the Portfolio invests at least 80% of net assets, plus the amount of any borrowings for investment purposes, in bonds of any maturity. The Portfolio primarily invests in U.S. dollar denominated fixed income securities, including corporate bonds, U.S. government and agency bonds and mortgage- and asset-backed securities. A significant portion of the Portfolio's assets may also be allocated among foreign investment grade fixed income securities, high yield bonds of U.S. or foreign issuers, or, to maintain liquidity, in cash or money market instruments. The Portfolio may invest up to 25% of its assets in foreign debt securities. Up to 20% of the Portfolio can be invested in below investment grade securities of U.S. and foreign issuers, including investments in bonds of issuers located in countries with new or emerging securities markets.

DWS Capital Growth VIP

The DWS Capital Growth VIP seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests at least 65% of total assets in common stocks of U.S. companies. Although the Portfolio can invest in companies of any size, it generally focuses on established companies that are similar in size to those in the S&P 500 Index or the Russell 1000 Growth Index. The Portfolio manager chooses stocks of individual companies that have competitive positions, prospects for consistent growth, exceptional management and strong balance sheets.

DWS International VIP

The DWS International VIP seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in common stocks of established companies, listed on foreign exchanges, which the Portfolio management team believes have favorable characteristics. The Portfolio will invest in companies in at least three different countries, excluding the United States.

Oppenheimer Main Street Fund®/VA

The Oppenheimer Main Street Fund® V/A seeks high total return (which includes growth in the value of its shares as well as current income) from equity and debt securities. The Fund currently mainly invests in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. It also can buy debt securities, such as bonds and debentures, but does not currently emphasize these investments.

American Century VP Capital Appreciation Fund

The American Century VP Capital Appreciation Fund seeks capital growth over time by investing in companies whose earnings and revenues are growing at accelerating rates. The Fund invests mainly in the securities of medium-sized and smaller firms, although the Fund may purchase securities across all capitalization ranges. The Fund will usually purchase common stocks of U.S. and foreign companies, but it can purchase other types of securities as well, such as domestic and foreign preferred stocks, convertible securities, equity equivalent securities, options and investment grade debt obligations.

Calvert VP SRI Balanced Portfolio

The Calvert VP SRI Balanced Portfolio seeks to achieve a competitive total return through an actively managed portfolio of stocks, bonds and money market instruments which offer income and capital growth opportunity and satisfy the investment and social criteria established for the Portfolio. The Portfolio typically invests about 60% of its net assets in stocks and 40% in bonds or other fixed-income investments. The Portfolio seeks to invest in companies and other enterprises that demonstrate positive environmental, social and governance performance as they address corporate responsibility and sustainability challenges.

Investment Advisers for the Underlying Funds

Mutual of America Investment Corporation:  The Investment Company receives investment advice from Mutual of America Capital Management Corporation (the "Adviser"), an indirect wholly-owned subsidiary of Mutual of America.

Fidelity VIP Funds:  The VIP Equity-Income, Asset Manager(SM), Contrafund® and Mid Cap Portfolios receive investment advice from Fidelity Management & Research Company.

Vanguard VIF Portfolios:  The Diversified Value Portfolio receives advisory services from Barrow, Hanley, Mewhinney & Strauss, Inc. The International Portfolio receives advisory services from Schroder Investment Management North America Inc., Baillie Gifford Overseas Ltd. and M&G Investment Management Limited.

DWS Variable Series I:  The DWS Bond VIP, Capital Growth VIP and International VIP receive investment advice from Deutsche Investment Management Americas Inc.

Oppenheimer Main Street Fund®/VA:  The Fund receives investment advice from OppenheimerFunds, Inc.

American Century VP Capital Appreciation Fund:  The Fund receives investment advice from American Century Investment Management, Inc.

Calvert VP SRI Balanced Portfolio:  The Portfolio receives investment advice from Calvert Asset Management Company, Inc. ("Calvert"), which has entered into a subadvisory agreement with New Amsterdam Partners LLC for the equity portion of the Portfolio. Calvert handles the allocation of assets and Portfolio Managers for the Portfolio, and manages the fixed income portion of the Portfolio.

CHARGES YOU OR YOUR EMPLOYER WILL PAY

Separate Account Charge

The standard Annual Separate Account Expense including the Administrative Charges, Distribution Expense Charge and Expense Risk Charge discussed in more detail below, is 1.20%.

Tier 1 Reduced Fees. The standard Annual Separate Account Expense is 1.20% and the Tier 1 Reduced Fee is 0.50% for Plans meeting the following criteria: (a) the Plan uses Hotline Plus, an online benefits administration system that allows employers to log on to a secure website to perform many administrative tasks, (See "Definitions we use in this Prospectus" for a description of Hotline Plus) and (b) the Plan has assets in the Separate Account of at least $5 million, initially or when being reconsidered after losing eligibility. After a Plan becomes eligible for the Tier 1 Reduced Fee, it must maintain assets in the Separate Account of at least $4.8 million as of the last day of a calendar quarter to remain eligible for the Tier 1 Reduced Fee for the following calendar quarter. Loss of eligibility for failure to maintain at least $4.8 million for the Tier 1 Reduced Fee will occur for any reason, such as, for example, withdrawals from the Plan or the investment performance of the Underlying Funds. Eligibility for the Tier 1 Reduced Fee will be lost irrespective of the amount of a Plan's assets in the Separate Account, if the Plan at any time does not use Hotline Plus. Eligibility for the Tier 1 Reduced Fee is determined for new Plans on the date the Plan's assets are received by the Separate Account and we begin providing administrative services.

Tier 2 Reduced Fees. The standard Annual Separate Account Expense is 1.20%, and the Tier 2 Reduced Fee is 0.60% for Plans of Employers meeting the following criteria: (a) the Plan uses Hotline Plus and (b) the Plan has assets in the Separate Account of at least $2 million, initially or when being reconsidered after losing eligibility. After a Plan becomes eligible for the Tier 2 Reduced Fee, it must maintain assets in the Separate Account of at least $1.8 million as of the last day of a calendar quarter to remain eligible for the following calendar quarter. Loss of eligibility for failure to maintain at least $1.8 million for the Tier 2 Reduced Fee will occur for any reason, such as for example, withdrawals from the Plan or the investment performance of the Underlying Funds. Eligibility for the Tier 2 Reduced Fee will be lost, irrespective of the amount of a Plan's assets in the Separate Account, if the Plan at any time does not use Hotline Plus. Eligibility for the Tier 2 Reduced Fee is determined for new Plans on the date the Plan's assets are received by the Separate Account and we begin providing administrative services.

We may increase or decrease the daily and monthly administrative charges described below, subject to any limitations in the Contract or under state insurance law. The aggregate fees and charges we impose under the Contracts must be reasonable in relation to the services we provide, the expenses we expect to incur, and the risks we have assumed. You should check your quarterly statements for important messages about the qualification for, or loss of, eligibility for Tier 1 or Tier 2 Reduced Fees.

Administrative Charges

We perform administrative functions in connection with the Contracts, including receiving and allocating Deferred Compensation Amounts, making Annuity Payments as they become due, and preparing and filing all reports that the Separate Account is required to file. The expenses we incur for administrative functions include, but are not limited to, items such as state or other taxes, salaries, rent, postage, telephone, travel, office equipment, costs of outside legal, actuarial, accounting and other professional services, and costs associated with determining the unit values of the Separate Account Funds. We deduct, on each Valuation Day, from the value of the net assets in each Fund of the Separate Account a charge for administrative expenses. Plans with minimum amounts of assets in the Separate Account are eligible for the Tier 2 Reduced Fee ($2 million in assets) or the Tier 1 Reduced Fee ($5 million in assets) as discussed in more detail below. You should check your quarterly statements for important messages about the qualification for, or loss of, eligibility for Tier 1 or Tier 2 Reduced Fees. In addition, all Plans with assets invested in the American Century VP Capital Appreciation Fund and the Fidelity VIP Funds, without any requirement that they have a minimum amount of assets in the Separate Account, qualify for a reduction in the Annual Separate Account Expenses equal to the reimbursement we receive from service providers to those funds, as is discussed in more detail below.

•  For each Fund, the charge is at an annual rate of .50% (0.15% if the Tier 1 Reduced Fee is applicable and .20% if the Tier 2 Reduced Fee is applicable), except that we reduce the administrative charge to the extent we receive a reimbursement for administrative expenses from other sources.

•  For the Funds that invest in the American Century VP Capital Appreciation Fund, the annual rate is 0.25% (0% if the Tier 1 Reduced Fee is applicable and 0.10% if the Tier 2 Reduced Fee is applicable).

•  For the Funds that invest in the Fidelity VIP Fund, the annual rate is 0.40% (0.10% if the Tier 1 Reduced Fee is applicable and 0.10% if the Tier 2 Reduced fee is applicable).

Distribution Expense Charge

As principal underwriter, we perform all distribution and sales functions and bear all distribution and sales expenses relative to the Contracts. These expenses include the payment of that portion of the salaries of our registered representatives attributable to the sale and distribution of Contracts, as well as expenses for preparation of sales literature and other promotional activities.

•  For each Fund, the charge is at an annual rate of .50% (0.15% if the Tier 1 Reduced Fee is applicable and .20% if the Tier 2 Reduced Fee is applicable), except that we reduce the distribution charge to the extent we receive a reimbursement for administrative or distribution expenses from other sources.

•  For the Funds that invest in the American Century VP Capital Appreciation Fund, the annual rate is 0.25% (0.05% if the Tier 1 Reduced Fee is applicable and 0.05% if the Tier 2 Reduced Fee is applicable).

•  For the Funds that invest in the Fidelity VIP Fund, the annual rate is 0.40% (0.10% if the Tier 1 Reduced Fee is applicable and 0.20% if the Tier 2 Reduced fee is applicable).

Expense Risk Charge

We assume certain expense risks under the Contracts. The expense risks we assume arise from our guarantees in the Contracts to make Annuity Payments in accordance with annuity tables in the Contracts. We have estimated expenses we expect to incur over the lengthy period that we may make Annuity Payments. We assume the risk that expenses will be higher than we estimated.

•  For assuming expense risks under the Contracts, on each Valuation Day we make a deduction at an annual rate of 0.20% of the net assets of each Fund. We have the right to increase the expense charge, subject to any limitation in a Plan or Contract.

Monthly Participant Charge

We make an additional deduction for administrative expenses each month, referred on an annual basis in the Table of Annual Separate Account Expenses to as the Annual Contract Fee, from each Participant's Account Value, unless the Employer has elected to pay this charge on behalf of its Participants. Because we deduct or receive this charge monthly, we refer to the monthly installment as "the Monthly Participant Charge." The monthly charge is currently the lesser of:

•  $2.00 per month, and

•  1/12 of 1% of your Account Value, which will apply if your Account Value at the end of the month is less than $2,400.

We do not impose your Monthly Participant Charge for a month if:

•  your Account Value at the end of the month is less than $300,

•  you agree to use eDocuments, a feature that offers Participants a way to electronically receive communications and reports, such as quarterly statements, prospectuses, underlying fund and separate account annual and semi-annual reports (See "Definitions we use in this Prospectus" for a description of eDocuments), as of the last day of the month, for as long as your consent to use eDocuments is in effect,

•  you are paying the monthly charge under another 403(b), 401(a), 401(k) Thrift or Tax Deferred Annuity account with us, or

•  your Employer uses our Hotline Plus system, an online benefits administration system that allows employers to log on to a secure website to perform many administrative tasks, such as enrolling employees in, or removing employees from, the Plan, making contributions and other functions (See "Definitions we use in this Prospectus" for a description of Hotline Plus), and on the last day of the month the Employer's Contract assets were $5 million or more or there were 500 or more Participants with Account Values in the Plan. Certain approved national, affiliated plans are aggregated for purposes of the $5 million total.

We deduct the monthly charge from your Account Value allocated to the General Account, if any. If you do not have enough or any Account Value in the General Account, we will deduct the charge from your General Account and then from your Account Value allocated to one or more of the Separate Account Funds, in a prescribed order we have established. (You should refer to the Statement of Additional Information for the prescribed order.) If you have a Designated Roth Account this charge will be pro-rated between your Designated Roth Account(s) and your other accounts.

Expenses of the Underlying Funds

Participants and the Separate Account Funds do not directly pay the advisory fees and other expenses of the Underlying Funds. These fees and expenses are deducted by the Underlying Funds and will impact the value of the shares the Separate Account Funds own. See "Tables of Annual Expenses" in this Prospectus, which shows the range of expenses paid by Participants for the most recent calendar year. The prospectuses of the Underlying Funds, which are distributed with this Prospectus, contain a complete description of the Underlying Funds' fees and expenses.

Premium Taxes

We currently do not deduct state premium taxes from your Deferred Compensation Amounts. We reserve the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from Deferred Compensation Amounts prior to their allocation among the Investment Alternatives. Currently, most state premium taxes range from 0.5% to 4.5%.

Employer Charges

Per Participant Monthly Charge. We charge an Employer a monthly charge for each active Participant. This charge is paid to us by the Employer and not the Participants. The charge is $4.00 for each of the first 50 Participants; $2.00 for each of the next 50 Participants; $1.00 for each of the next 100 Participants; and no charge for active Participants in excess of 200. We waive this charge for an Employer for each month in which its total Contract assets exceed $1 million and the Employer is using our Hotline Plus system as of the last day of the month. Certain approved national, affiliated plans are aggregated for purposes of the $1 million total.

457 Plans:

We provide varying levels of Plan-related administrative services to Employers that have adopted 457 Plans. The fees charged to Employers for such administrative services will depend on the level of service that we are requested to provide. The specific service levels and all applicable charges will be set forth in notices to Employers. We charge Employers sponsoring 457 Plans a monthly fee subject to a waiver.

Expenses of the Underlying Funds. A Separate Account Fund's value is based on the shares it owns of the Underlying Fund. As a result, the investment management fees and other expenses the Underlying Funds pay will impact the value of the Separate Account Funds. You should refer to the prospectuses of the Underlying Funds for a complete description of their expenses and deductions from net assets.

PURCHASE OF A CONTRACT AND DEFERRED COMPENSATION AMOUNTS

Customer Identification

We will require information from you, or your employer, necessary to properly identify owners of Contracts as required by the USAPATRIOT Act of 2001 and other applicable laws and regulations.

In order to comply with federal laws and regulations to prevent the funding of terrorism and money laundering activities, we may refuse to accept an initial Contribution or issue a Contract or effect subsequent transactions, including accepting additional Contributions. These actions will be taken at our sole discretion or when we are required or compelled to do so by a government authority or applicable law.

Purchase of a Contract; Participation

We issue Contracts as a funding vehicle for benefits under a Plan. Currently, only a Governmental Unit or the trustees of a trust for a Plan established by a Governmental Unit may purchase a Contract.

Your eligibility for participation under your employer's Plan is determined in accordance with the terms of the Plan. We or the Plan may require you to execute agreements and applications on prescribed forms. You usually must enter into a salary reduction agreement with the Contractholder for your Deferred Compensation Amounts, and an employee's participation is usually voluntary.

Acceptance of Initial Deferred Compensation Amounts. When we receive your first Deferred Compensation Amount and accompanying documentation in Complete Order (see "Definitions We Use in this Prospectus" for a description of Complete Order), we will apply the Deferred Compensation Amount to your specified Investment Alternatives within two business days after we receive the Amount. In the event that we receive incomplete information, we will contact your employer to obtain the information necessary for it to be in Complete Order. If your application is incomplete and we do not receive the necessary information and signed application in Complete Order within a reasonable period of time not to exceed 45 calendar days of our receipt of the initial Deferred Compensation, we will return the Deferred Compensation Amount unless the Contractholder consents to our holding it until additional documentation is provided. We will apply the Deferred Compensation Amount within two business days after we receive the documentation in Complete Order. We enter into agreements with Plan employers that utilize our electronic processing system for the forwarding to us of applications and information about Deferred Compensation Amounts.

Payment of Deferred Compensation Amounts

A Contractholder (or your employer, if different) sends to us your Deferred Compensation Amounts. The Contractholder or employer is required to remit your Deferred Compensation Amount as soon as administratively feasible, but no later than 15 business days after the date on which the Amount is first available to the Contractholder for remittance. A Plan may require the Contractholder or employer to send us your Deferred Compensation Amounts at an earlier time, such as within two business days.

In addition, we may accept Deferred Compensation Amounts transferred to us on your behalf from any other eligible deferred compensation plan, if such other plan permits and your Plan accepts transfers.

Limits on Deferred Compensation Amounts

The Code restricts the amount of compensation that you may defer under a Plan during any tax year. The general rule is that your Deferred Compensation Amount for a taxable year is limited to the lesser of

•  $16,500 for 2011 (indexed for inflation in later years), and

•  100% of your includible compensation from your employer for the year.

If you work for a Governmental Unit and you will be age 50 or older on or before December 31, 2011, you may contribute an additional amount of $5,500 for 2011 (indexed for inflation in later years).

A Plan may adopt a special rule applicable to the last three years before you reach normal retirement age as designated in the Plan. If your Plan has this rule, you may defer, during one of these years, the larger of (a) the age-50 additional contribution, or (b) a special catch-up contribution that is the lesser of

•  twice the otherwise applicable dollar amount for a year and

•  the amount you could defer under the general rule for that taxable year plus the amounts you could have deferred under the general rule but did not defer for each taxable year in which you were eligible to participate ("eligible years") in the Plan and, if you work for a Governmental Unit, other Section 457 plans sponsored by a public employer in the same state under which you deferred amounts (using the general rule). If your employer is not a Governmental Unit, you may go back to 1987 (or when you became eligible under the Plan, if later) to begin determining eligible years. If your employer is a Governmental Unit, you may go back to 1979 (or when you became eligible under the Plan, if later) to begin determining eligible years.

You must reduce your Deferred Compensation Amount for a taxable year, calculated under the general and special rules described above, by deferrals for that year under any other eligible deferred compensation plan in which you participate, as required under Section 457 of the Code. Similarly, if your employer is a Governmental Unit and you are eligible to make the additional age 50 contribution, you must aggregate all age-50 catch-up contributions you make to any other employer plans in which you participate with all such contributions to this Plan, and the total may not exceed the applicable limit for a year.

Allocation of Deferred Compensation Amounts

You may allocate your Deferred Compensation Amounts among the Investment Alternatives.

We will allocate a Deferred Compensation Amount when we receive it from the Contractholder or your employer, along with a Complete Order (See "Definitions we use in this Prospectus" for a definition of Complete Order), according to the allocation request currently on file at our home office.

You may change the allocation instructions for future Deferred Compensation Amounts from time to time. You should periodically review your allocations in light of market conditions, your investment objectives and your retirement plans and needs.

YOUR ACCOUNT VALUE IN THE SEPARATE ACCOUNT FUNDS

Accumulation Units in Separate Account Funds

We use Accumulation Units to represent Account Values in each Separate Account Fund. We separately value the Accumulation Unit for each Fund of the Separate Account.

We determine your Account Value in the Separate Account as of any Valuation Day by multiplying the number of Accumulation Units credited to you in each Fund of the Separate Account by the Accumulation Unit value of that Fund at the end of the Valuation Day.

Investment experience by the Separate Account Funds does not impact the number of Accumulation Units credited to your Account Value. The value of an Accumulation Unit for a Fund, however, will change as a result of the Fund's investment experience, in the manner described below.

Calculation of Accumulation Unit Values

We determine Accumulation Unit values for the Funds as of the close of business on each Valuation Day (generally at the close of the New York Stock Exchange). For definitions of Valuation Period and Valuation Day see "Definitions we use in this Prospectus".

The dollar value of an Accumulation Unit for each Fund of the Separate Account will vary from Valuation Period to Valuation Period. The changes in Accumulation Unit values for the Separate Account Funds will reflect:

•  changes in the net asset values of the Underlying Funds, depending on the investment experience and expenses of the Underlying Funds, and

•  Separate Account charges under the Contracts, with the annual rates calculated as a daily charge. (See "Charges You or Your Employer Will Pay".)

You may refer to "Appendix A: Unit Value Information for the Separate Account Funds" in this Prospectus to review changes in Accumulation Unit values for each Fund over a period of time.

Accumulation Unit Values for Transactions

When you allocate Deferred Compensation Amounts to a Separate Account Fund or transfer any part of your Account Value to a Fund, we credit Accumulation Units to your Account Value. When you withdraw or transfer Account Value from a Separate Account Fund, we cancel Accumulation Units from your Account Value.

When you are a participant in a plan that becomes eligible for the Reduced Fee, we cancel, on the date the plan becomes eligible, Accumulation Units with a total value equal to your Account Value in each Separate Account Fund, and credit your Account Value with Accumulation Units based on the Reduced Fee ("Reduced Fee Accumulation Units") that have the same total value as the Accumulation Units that were canceled. Similarly, if your plan ceases to be eligible for the Reduced Fee, we would, on the date the plan becomes ineligible, cancel the Reduced Fee Accumulation Units and credit your Account Value with Accumulation Units based on the regular fees that have that same total value.

The Accumulation Unit value for a transaction is the value for the Valuation Period during which we receive the deposit or a valid request in Complete Order. As a result, we will effect the transaction at the Accumulation Unit value we determine at the next close of a Valuation Day in the Valuation Period during which we receive a Complete

Order (generally the close of the New York Stock Exchange on that day). If the request is a Complete Order, the amount available for withdrawal is the Account Value at the end of the Valuation Day that we receive (and approve, where required) the Complete Order. Deposits or Requests are deemed to be received by us if received prior to close of the New York Stock Exchange on a day that the New York Stock Exchange is open for trading, or on the next day the New York Stock Exchange is open for trading if they arrive on a day that the New York Stock Exchange is officially closed or following the close of the New York Stock Exchange on a day when it is open.

We calculate the number of Accumulation Units for a transaction by dividing the dollar amount you have allocated to, or withdrawn from, the Fund during the Valuation Period by the applicable Accumulation Unit value of the Fund for that Valuation Period.

Your Right to Transfer Among Investment Alternatives

You may transfer all or a portion of your Account Value among Funds of the Separate Account, and between the Separate Account and the General Account, unless your Plan limits transfers. There are no tax consequences to you for transfers among Investment Alternatives.

Your request for a transfer will not be binding on us and cannot be effectuated until we receive a Complete Order (see "Definitions We Use in this Prospectus" for a definition of Complete Order) from you. Please note our policy on frequent purchases and redemptions under "Frequent Purchases and Redemptions of Fund Shares".

OUR PAYMENT OF ACCOUNT VALUE TO YOU OR A BENEFICIARY

Your Right to Make Withdrawals

Under federal tax law, the general rule is that you may not withdraw all or any portion of your Account Value before the earlier of

•  the calendar year in which you reach age 70 1/2, or

•  the date you retire or otherwise end employment with your employer under the Plan.

If your Plan permits, you may withdraw from your Account Value in the event you have an unforeseeable emergency.

•  An unforeseeable emergency is a severe financial hardship arising from an illness or an accident to you, your spouse (as defined in federal law) or to a dependent (as defined in federal law), or the loss of your property due to casualty, certain funeral expenses or other similar extraordinary and unforeseeable circumstances arising from events beyond your control.

•  A severe financial hardship does not exist if your loss can be relieved through reimbursement by insurance, by liquidation of your other assets that does not cause severe financial hardship, or by the cessation of your Deferred Compensation Amounts.

•  The employer's deferred compensation board or committee will determine whether you face an unforeseeable emergency as defined in the Plan.

•  If you have an unforeseeable emergency, you may withdraw from your Account Value up to the amount you need to meet the unforeseeable emergency (limited to the amount of your Account Value).

Your Plan also may provide for distribution of your Account Value to you:

•  if your monthly annuity payment would be less than the minimum amounts set forth in your Plan, or

•  without your consent, if certain specified conditions are met, although your Plan may provide that you can elect to defer receipt of your Account Value in certain circumstances.

A Plan may, but is not required, to provide that:

•  You may choose to receive the Account Value, when you have a right to receive it, in a single sum or in installment payments instead of by receiving Annuity Payments.

•  You may elect to defer to a future date when withdrawals of your Account Value are to begin, which must begin by the later of the date when you reach age 70 1/2 or the date you terminate employment. Your plan, if it contains this provision, will specify the time and manner for you to make this election and choose a form of payment and may impose certain conditions, such as irrevocability of the election. See "When You Must Take Minimum Distributions" below.

•  You may make one election to extend the date at which you will begin receiving payments of your Account Value.

We may take up to seven days following receipt of your withdrawal request to process the request and mail a check to you.

Partial Withdrawals. If you are permitted to make withdrawals under your Plan, you usually may specify a fixed amount of your Account Value to be withdrawn each month, or a fixed period during which we must pay out all of your Account Value. If your plan permits, you may elect to make partial withdrawals under our Specified Payments Option of at least $100 per month and you may tell us the Investment Alternatives from which the withdrawals should be taken.

If you are subject to the minimum distribution rules under the Code, you should ensure that your withdrawals for the year equal or exceed the minimum required annual distribution. See "When You Must Take Minimum Distributions" below.

Income Tax Consequences of Withdrawals. You should consider the possible federal income tax consequences of any withdrawal. You will be taxed at ordinary income tax rates on the portion of the withdrawal that is taxable, and all of the withdrawal will be taxable in most circumstances (see "Federal Tax Information").

When You Must Take Minimum Distributions

A Plan is required to provide that distributions of your Account Value must begin by April 1 of the calendar year following the calendar year in which you turn age 70 1/2, or, if later, the calendar year in which you terminate employment with the employer sponsoring the Plan. The amounts of the required minimum distributions will be determined by IRS regulations. For certain plans of Governmental Units, distributions must begin by April 1 of the year after your employment with the Governmental Unit ends, if earlier.

You can satisfy the minimum distribution requirements by either making a withdrawal of the required amount if you are permitted to make withdrawals, or if permitted by your Plan, receiving Annuity Payments as of the Annuity Commencement Date payable for:

•  your life, or

•  the joint lives of you and a Beneficiary, or

•  a period certain, not longer than your life expectancy or the joint life expectancies of you and your Beneficiary.

The Worker, Retiree, and Employer Recovery Act of 2008 (the "Act") included a waiver of required minimum distributions for 2009 in certain situations but only for Participants of Plans of Governmental Units. The following discussion of this waiver and the related disclosures contained in this prospectus are not intended as tax advice. You should seek independent tax advice from an experienced professional about minimum distribution requirements and your particular circumstances. In general, the failure to take a minimum distribution when required results in a 50% federal excise tax, payable by the individual or the individual's beneficiary, which is assessed during the taxable year that begins with or within the calendar year during which the distribution was required (may be waived under certain circumstances).

Under the Act, no minimum distribution was required for calendar year 2009 from Section 457(b) eligible deferred compensation plans. The next required minimum distribution under these types of plans is for calendar year 2010. The 2009 waiver applied to required distributions to Participants and after-death distributions to beneficiaries. For example, in the case of an individual who attained age 70 1/2 in 2009, no minimum distribution was required for 2009, which would otherwise have been required to be made by April 1, 2010. If death benefits must be paid no later than the end of the fifth calendar year following the calendar year in which the Participant died, the Act also provides that 2009 does not count in determining that 5-year period.

The Act does not change:

•  the requirement for an individual who attained age 70 1/2 in 2008 to receive a minimum distribution, if not made during 2008, by April 1, 2009; and

•  any minimum distribution required for calendar years after 2009.

How to Tell Us an Amount to Transfer or Withdraw

To tell us the amount of your Account Value to transfer or withdraw, you must specify to us:

•  the dollar amount to be taken from each Investment Alternative, or

•  for Separate Account Funds, the number of Accumulation Units to be transferred or withdrawn, or

•  the percentage of your Account Value in a particular Investment Alternative to be transferred or withdrawn.

For transfers, you also must specify the Investment Alternative(s) to which you are moving the transferred amount. Your request for a transfer or withdrawal is not binding on us and cannot be effectuated until we receive all information necessary to process your request on the required forms and, in the case of a transfer into any of the International Funds, by U.S.P.S. regular mail to our Financial Transaction Processing Center. See, "How to Make Allocation Changes, Transfers and Withdrawals".

Death Benefit during the Accumulation Period

We will pay a death benefit to your Beneficiary upon your death during the Accumulation Period.

We will pay the death benefit after we have received at our home office in New York City:

•  due proof of your death;

•  notification of election by the Beneficiary(ies) of the form of payment of death benefit; and

•  all other information and documentation necessary for us to process the death benefit request.

The amount of the death benefit will be the value of your Account Value as of the date on which we receive the items listed above. Until then, your Account Value will remain allocated as it was on the date of death.

We will pay the death benefit to the Beneficiary:

•  in a single sum, no later than December 31 of the year in which the fifth anniversary of your date of death occurs (for those that took advantage of the waiver of minimum distribution option for 2009, the year 2009 does not count for purposes of the five years), or

•  if the Beneficiary so elects, in payments over a period that is not greater than the Beneficiary's life expectancy. These payments must generally begin by the end of the calendar year in which the first anniversary of your death occurs. However, if the sole Beneficiary is your surviving spouse to whom you were legally married in accordance with federal law, the death benefit must be payable over a period that is not greater than the spouse's life expectancy and payments may begin by the later of (i) the end of the calendar year in which the first anniversary of your death occurs or (ii) the end of the calendar year in which you would have attained age 70 1/2.

See "When You Must Take Minimum Distributions" above for more information about the waiver of minimum distribution option.

Discontinuance of a Contract

A Contractholder, at its discretion, may discontinue a Contract as of the first of a month that is at least 31 days after we receive notice of the discontinuance. We may discontinue a Contract, in whole or in part, if

•  the Contractholder does not follow the terms of the Contract,

•  the Contractholder does not elect to use Hotline Plus, or

•  mail addressed to the Contractholder is returned as undeliverable and we are not provided a replacement address within 60 days and in that event all administrative services provided thereunder will automatically terminate and no further Contributions may be made under the contract.

Our discontinuance of a Contract will be effective as of a date we specify in writing that provides the Contractholder with at least 31 days' advance notice in which to cure any remediable defaults.

Discontinuance of a Contract does not relieve us, the Contractholder or employer of its obligations under the Contract or the Plan, and amounts accumulated for Participants will remain under the Contract. Upon discontinuance:

•  the Contractholder or employer may not send any further Deferred Compensation Amounts, and

•  we may transfer to another insurance company or other financial institution all amounts accumulated under the Contract. A transfer may be made in any manner to which the Contractholder and we agree in writing, and may require the consent of Participants (and Beneficiaries if a death benefit has become payable) who became Participants or Beneficiaries prior to a specific date that a new Contract (defined as contract form number 457-2009, and certificate form number 457-C-2009) was issued to new Contractholders or reissued to existing Contractholders. A Participant or Beneficiary whose consent is required and does not consent to the transfer may choose to leave the accumulated amounts on deposit with us, or may withdraw the amount in whole or in part (subject to any federal tax law restrictions on withdrawals).

When We May Postpone Payments

We will pay any amounts due from the Separate Account for a withdrawal, death benefit or termination, and will transfer any amount from the Separate Account to the General Account, within seven days, unless:

•  The New York Stock Exchange is closed for other than usual weekends or holidays, or trading on that Exchange is restricted as determined by the SEC; or

•  The SEC by order permits postponement for the protection of Participants; or

•  An emergency exists, as determined by the SEC, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

•  We are prohibited from doing so by court order, rule, regulation or statute.

ACCOUNT VALUE APPLIED FOR ANNUITY PAYMENTS

Amount of Annuity Payments; Annuity Commencement Date

If your Plan permits you to apply your Account Value to obtain Annuity Payments, you may elect to receive monthly payments beginning on your Annuity Commencement Date. All of our annuities provide monthly payments. The amount of each payment and the period during which we will make payments will be based on the form of annuity you select (refer to "Available Forms of Annuity") and the amount of your Account Value, your age, your joint annuitant's age, if applicable, the Company's current purchase rate basis, or your guaranteed rate, whichever is more favorable to you, as of the Annuity Commencement Date. The duration of an annuity can affect your level of benefit, with longer durations generally producing a lower monthly payment, all things being equal. We guarantee that the purchase rates we use to determine the amount of Annuity Payments will never be less favorable for you than the guaranteed rates in the Contract. Your Annuity Payments begin as of your Annuity Commencement Date. Depending on the provisions of your plan, you may elect an Annuity Commencement Date that is:

•  your normal retirement date, as stated in your employer's pension plan if you are covered by that Plan, or age 65 if there is no such plan or coverage;

•  an early retirement date, being the first day of any calendar month following an early retirement age, if any, specified in the Plan, or

•  a later retirement date (being the first day of a calendar month after your normal retirement date), but not later than the April 1 following your attainment of age 70 1/2.

Contractholder and Participant Payment Relationship

Generally, we will send Annuity Payments to you at your last known address. If your employer is a tax-exempt organization that is not a Governmental Unit, we will issue to the Contractholder or your employer for delivery to you an individual certificate setting forth the amount and terms of payment of your annuity benefits and we will send Annuity Payments to the Contractholder for transmission to you. If the Contractholder agrees, and to the extent permitted by the federal tax law, we will instead send the Annuity Payments to you.

If your employer is a tax-exempt organization that is not a Governmental Unit, until paid or otherwise made available to you, amounts deferred, all property and rights purchased with amounts deferred and all income on amounts deferred are subject to the claims of the employer's general creditors. Governmental plans are not subject to the claims of the employer's general creditors.

Available Forms of Annuity

Your Plan will specify the forms of annuity that are available to you. A life annuity protects an Annuitant from outliving the time period for receiving monthly payments, because the payments continue for the life of the Annuitant. Some forms of annuities that have a life contingency also have guaranteed minimum time periods for payments, which provide that if an Annuitant (and joint Annuitant if a joint and survivor annuity) dies before the minimum period has ended, the Beneficiary will receive the remaining Annuity Payments due. You may select the annuity form when you designate the Annuity Commencement Date.

Some of the forms of annuity we currently offer include: a Ten Years Certain and Continuous Form (with annuity payments for the later of 10 years and the death of the Annuitant); a Joint and 66 2/3% Survivor Life with Ten Year Period Certain Form (with annuity payments for the life of the Annuitant or reduced to 66 2/3% if the joint Annuitant survives the Annuitant, and made for the later of 10 years and the deaths of the Annuitant and joint Annuitant); and a Non-Refund Life Annuity (with payments made until the death of the Annuitant). In addition to these forms, we may in our discretion offer additional forms of annuity at the time of your Annuity Commencement Date. If your monthly Annuity Payment would be less than $50, we may elect to pay a single sum instead of providing Annuity Payments.

Death Benefit after Annuity Commencement Date

If you, as Annuitant, die (and the joint Annuitant dies, if the form is a joint annuity) on or after the Annuity Commencement Date, your Beneficiary will receive the benefit (if any) provided by the form of annuity under which we were making Annuity Payments.

OUR GENERAL ACCOUNT

Scope of Prospectus

We have not registered the Contracts under the Securities Act of 1933 for allocations to the General Account, nor is the General Account registered as an investment company under the 1940 Act. The staff of the SEC has not reviewed the disclosures in this Prospectus that relate to the General Account. Disclosures regarding the fixed portion of the Contracts and the General Account, however, generally are subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This Prospectus serves as a disclosure document for the variable, or Separate Account, interests under the Contracts. For more details regarding the General Account, see the Contracts themselves.

General Description

Amounts you allocate under a Contract to the General Account become part of our general assets. Our General Account supports our insurance and annuity obligations, including the Payment of Claims under our Contracts and our Policies, and is subject to the claims of our creditors. The General Account consists of all of our general assets, other than those in the Separate Account and other segregated asset accounts.

We bear the full investment risk for all amounts that Participants allocate to the General Account. We have sole discretion to invest the assets of the General Account, subject to applicable law. Your allocation of Account Value to the General Account does not entitle you to share in the investment experience of the General Account. You should consider our claims paying ability and financial strength when allocating amounts to the General Account.

We guarantee that we will credit interest for the life of the Contract to Account Values in the General Account at a rate at least equal to the minimum rate required by your Contract, if any. If your Contract does not set forth a minimum rate, we will credit interest at a rate at least equal to the minimum rate required by applicable state law or if no state law minimum rate is applicable to a Contract, the guaranteed minimum credited interest rate determined by us in accordance with the NAIC standard non-forfeiture law for annuities. The NAIC minimum rate is determined in accordance with a formula. The NAIC minimum rate formula as applied by us is based upon the five-year constant maturity treasury rate reported by the Federal Reserve as of the close of business on the last business day each October. In no event will the minimum guaranteed credited interest rate be less than 1% nor more than 3%. We determine whether the application of the formula will change the minimum guaranteed rate each November, and any change is effective the following January 1. In our sole discretion, we may credit a higher rate of interest to Account Values in the General Account, although we are not obligated to credit interest in excess of the minimum rate. We compound interest daily on Participant Account Values in the General Account, to produce an effective annual yield that is equal to the stated interest rate.

We reserve the right to credit a higher interest rate than the rate otherwise set for amounts allocated to the General Account when the Contractholder uses electronic media, in compliance with our established rules and requirements, for the transmission and receipt of certain information regarding Participants, Deferred Compensation Amounts and other Contract information and in certain other circumstances.

Transfers and Withdrawals

You may transfer Account Value to and from the General Account and, to the extent permitted by the Code and the Plan, may withdraw Account Value from the General Account prior to the Annuity Commencement Date. See "Your Right to Transfer Among Investment Alternatives", "Frequent Purchases and Redemptions of Fund Shares" and "Your Right to Make Withdrawals" under "Our Payment of Account Value to You or a Beneficiary". We have the right to delay certain transfers and withdrawals from the General Account for up to six months following the date that we receive the transaction request.

WHERE TO CONTACT US AND GIVE US INSTRUCTIONS

Transfers and Allocation Changes by Telephone or Internet

You may make requests by telephone or Internet for transfers of Account Value (except for transfers to any of the International Funds) or to change the Investment Alternatives to which we will allocate your future Deferred Compensation Amounts. You may not make withdrawal requests by telephone or Internet. On any Valuation Day, we will consider requests by telephone or Internet that we receive by 4 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) as received that day. We will consider requests that we receive after 4 p.m. Eastern Time (or the Exchange close) as received the next Valuation Day.

You must use a Personal Identification Number (PIN) to make telephone or Internet requests. We automatically provide a PIN to you, and your use of the PIN constitutes your agreement to use the PIN in accordance with our rules and requirements. To change or cancel the PIN that we have assigned, you may call our toll-free telephone number (1-800-468-3785) or follow the instructions on our website at www.mutualofamerica.com. A PIN cannot be cancelled on the website.

We reserve the right to suspend or terminate at any time the rights of Participants to request transfers or reallocations by telephone or Internet. We also reserve the right not to accept powers of attorney or other trading authorizations granted by any Participant to a third party. Either telephone or Internet transactions may not be possible during periods of heavy usage or from time to time for technical reasons, and you should place your order by an alternate method during any such period. The company's failure to follow reasonable procedures may result in liability for any losses due to any unauthorized or fraudulent telephone or internet transfers.

Although our failure to follow reasonable procedures may result in liability for any losses due to unauthorized or fraudulent telephone or Internet transfers, we will not be liable for following instructions communicated by telephone or Internet that we reasonably believe to be genuine. We will confirm your Customer ID number, check the PIN, record all telephone transactions and provide written confirmation of transactions, except for allocation instruction changes made over the Internet.

Frequent Purchases and Redemptions of Fund Shares

The purpose of our Contracts is to assist with the accumulation of long-term retirement savings. Our Contracts are not intended to provide Contractholders and Participants with a means to engage in market timing through frequent transfers of their Account Values in an attempt to take advantage of daily fluctuations in the securities markets.

Excessive frequent transfer practices designed to take advantage of short-term market changes may cause disruption to the efficient administration of portfolio management strategies and increase transaction costs. Under certain market conditions, such transfer practices can harm the investment performance of an Underlying Fund if it involves amounts which are substantial when compared to the net total Underlying Fund assets under management.

Each Underlying Fund has reserved the right to reject any aggregate purchase of Fund shares that it determines to be inconsistent with their Fund's policies and procedures relating to market timing. As such, there is also a risk that excessive frequent transfer practices by individual Contractholders and Participants could cause an Underlying Fund to reject a net purchase order from a Separate Account Fund on behalf of many Contractholders and Participants, thereby compromising our ability to carry out purchase and redemption orders of many of our Contractholders and Participants.

In consideration of the above, we have adopted and implemented the following policies and procedures with regard to frequent transfers.

Transfers into any of the International Funds can only be effected by mail. Because of the time difference between the close of the United States securities markets and the close of international securities markets, the International Funds are more likely to be subject to market timing transfers than the other Funds. Accordingly, we have adopted a special administrative rule for transfers into the International Funds and for revocations of such transfer requests. You must send in writing, by U.S.P.S. regular mail, to our Financial Transaction Processing Center in Boca Raton, Florida, all requests for transfers into any of the International Funds or revocations of such transfer requests. We will not accept orders for transfers of your Account Value to any of the International Funds or revocations of such transfer requests placed by any other means, including via our toll free 800 number or our internet website, nor will we accept such transfer orders or revocations made in writing and delivered by fax, hand or express delivery service to our home office in New York City, any Regional Office or our Financial Transaction Processing Center. We will not accept U.S.P.S. regular mail transfer requests (or revocations of such transfer requests) into any of the International Funds which are received at the home office in New York City or any Regional Office. To obtain a form for making written transfer requests, you may call our toll free number, 1-800-468-3785. You may revoke an order for transfer into any of the International Funds only in writing sent by U.S.P.S. regular mail to our Financial Transaction Processing Center. You may continue to place orders for transfers out of any of the International Funds either in writing, by calling our toll-free number, or via our website, www.mutualofamerica.com.

We reserve the right to modify or terminate the administrative rule for transfers to the International Funds and to extend the rule to other Funds. We also reserve the right to adopt additional rules that would apply to Contractholders and Participants who in our view are repeatedly engaging in short-term trading through transfers of all or a portion of their Account Values in any of the Separate Account Funds offered under our Contracts. Note: The Retirement Funds of the Investment Company may invest in shares of the other Investment Company Funds, including the International Fund, and are exempt from the requirement to place orders for purchases and sales of such shares by U.S.P.S. regular mail.

We work with the Underlying Funds to discourage Contractholders and Participants from engaging in excessive frequent transfers that could harm any Fund's investment performance. We periodically meet with the management of the Underlying Funds to discuss any factors that may materially impact investment performance of the Underlying Funds, including excessive frequent transfer activity, if any. We periodically request a description of the Underlying Funds' procedures and controls used to identify any excessive frequent transfer activity and a report on whether any such activity might have an adverse effect on the investment performance of any of the Underlying Funds. It should be noted that each of the Underlying Funds has established its own internal restrictions or minimums, and may decide to apply its own frequent trading policies and procedures to your transactions in the event it determines that, in its opinion, our procedures do not satisfy its particular policies and procedures. The Underlying Fund policies and procedures, if applied to your transactions, could result in a limit on the number of trades you can request in specified time periods, temporary blockage of trades or other actions. In addition, we may be required to disclose information on Participant transfers to the Underlying Funds. We also request assurance that the Underlying Funds are correctly daily valuing their Funds and appropriately using Fair Value Pricing, where required.

We aggregate all daily purchase or redemption orders received from all Contractholders and Participants under the Contracts into a net purchase or redemption of shares of the Underlying Funds. We monitor such aggregate net daily purchase and redemption into or out of each Underlying Fund to make a determination, in our opinion, as to whether such aggregate net trading activity is material in relation to the total assets managed by each of the Underlying Funds, and if so, whether it could have an adverse impact on an Underlying Fund's investment performance based upon the total net assets under management. We reserve the right to look back from any daily purchase or redemption activity in order to identify frequent transfer activity involving substantial amounts.

Depending on the nature of the net transfer activity, we will determine if there is frequent transfer activity conducted by the same Contractholders and Participants which could adversely impact the investment performance of an Underlying Fund, in view of the total net assets of the Underlying Fund, or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractholders and Participants. In this regard, we can review individual purchase and redemption requests by Contractholders and Participants. If, in our opinion, excessive frequent transfer activity could cause an adverse effect on the investment performance of an Underlying Fund or could cause an Underlying Fund to reject a net purchase order on behalf of all Contractholders and Participants, we will take such actions as are appropriate to discourage such activity from continuing, as noted below. We do not accommodate Participants engaging in market timing. We will take the following actions in the following order:

•  contact the Contractholder or Participant and remind them that the Contracts are not designed to be used for such frequent transfers, request that such activity cease, and inform them that their use of the internet or the 800-line privileges for transfer activity will be suspended if the activity does not cease;

•  if the activity does not cease, suspend the Contractholder's or Participant's internet and 800-line privileges for transfers and require that all future purchase and redemption requests be carried out solely via a signed, written request to initiate any transaction, to be sent to our Financial Transaction Processing Center in Boca Raton via U.S.P.S. regular mail (the "Regular U.S. Mail Rule");

•  then, in appropriate circumstances reject a transfer request, consistent with applicable law, rule, and regulation.

These procedures are applied uniformly to all Contractholders and Participants, individually and in the aggregate, engaging in such frequent transfer activity. The Contracts seek to provide a high degree of flexibility to Contractholders and Participants in managing their long-term retirement savings and other benefits and to this end do not have "front end" charges on contributions or transfers, or "back end" surrender or redemption charges on transfers or withdrawals. The Contracts permit unlimited, no-fee transfers between and among our General Account and the Separate Account Funds. We have no arrangements with any person or entities to permit frequent transfer activity and no such arrangements are permitted. We have not set a restriction on the amounts or number of transactions allowed in a given period and have not established a minimum holding period other than as may be applicable regarding the policies as noted above, nor have we set an exchange or redemption fee.

There may be legal and technological limitations on our ability to impose restrictions or limitations on the transfer practices of our Contractholders and Participants which arise out of the state law affecting a Contract and the necessary judgments involved in creating monitoring parameters. Consequently, our ability to discourage excessive frequent transfers that do not involve material or substantial amounts in the Separate Account Funds may be limited. The detection or deterrence of frequent transfer activity involves judgments that are inherently subjective. Accordingly, there is no assurance that we can restrict all transfer activity that may adversely affect Contractholders or Participants. There can be no assurance that frequent transfers in the Separate Account Funds will not occur. As a result of the limitations, restrictions and judgements described in this paragraph, it is possible that some participants may succeed in frequent trading activities, and in that eventuality, the effects, if any, of such activities may to some degree impact the other participants in the Separate Account.

Contacting Mutual of America

Our home office address is:

Mutual of America Life Insurance Company
320 Park Avenue
New York, New York 10022-6839

You can obtain the address of your Regional Office by calling our toll-free number, 1-800-468-3785, or by visiting our website, www.mutualofamerica.com.

Participants and Contractholders or employers must send in writing all notices, requests and elections required or permitted under the Contracts to the Regional Office except for certain matters to which methods of contact are specified, certain other documents specified in the Contract or our communication to be returned directly to the home office in New York City and transfers into any of the International Funds to be made by U.S.P.S. regular mail to our Boca Raton, Florida Financial Transaction Processing Center (see "Market Timing Restrictions"). You may give certain instructions by telephone or Internet, as described below.

Where You Should Direct Requests

You may request an allocation instruction change or a transfer of Account Value among Investment Alternatives (except for transfers to any of the International Funds) by calling 1-800-468-3785, visiting our website at www.mutualofamerica.com or writing to our Financial Transaction Processing Center. You must send requests for transfer of Account Value to any of the International Funds or revocations of such requests by U.S.P.S. regular mail to our Financial Transaction Processing Center as instructed above. The address is:

Mutual of America Life Insurance Company
Financial Transaction Processing Center
1150 Broken Sound Parkway NW
Boca Raton, FL 33487-3598

For withdrawals, you must make your request according to our procedures, which we may change from time to time. Under our current procedures, you should make a withdrawal request in writing to your Regional Office.

You should use our forms to submit written requests to us and incomplete, unclear or unsigned forms will be returned without action.

ADMINISTRATIVE MATTERS

Confirmation Statements to Participants

We will send you a confirmation statement for (a) each change in allocation instructions, except for those made via our website, (b) our receipt of a Deferred Compensation Amount for you, (c) your transfer among Investment Alternatives, (d) withdrawals, and (e) the change in the number of Accumulation Units and the change in Accumulation Unit Values attributable to your plan becoming, or ceasing to be, eligible for the Reduced Fee. A confirmation statement for a Deferred Compensation Amount may be part of your next quarterly account statement. You must notify us of any error in a confirmation statement within 30 days after the date we processed the change or transaction, or within 30 days after the end of the period covered by the quarterly statement that serves as the confirmation statement, or you will lose the right to have us correct the error.

Designation of Beneficiary

You may designate a Beneficiary to receive any payments due upon your death, subject to any limits under a Plan or the Code. You may change the Beneficiary either before or after the Annuity Commencement Date, by providing us (or the Contractholder or employer when the Contractholder or employer has agreed to hold such information) with written notice of the change. The designation or change in designation will take effect as of the date we (or your Contractholder or employer, if applicable) receive notice, whether or not you are living at the time of such receipt. We will not be liable, however, for any payment or settlement we make before we receive the notice of Beneficiary or change of Beneficiary.

If no Beneficiary designated by you is living at the time of your death during the Accumulation Period, or when the Annuitant dies (and the joint Annuitant, if any, dies) during the Annuity Period, unless your Plan provides otherwise we will pay a single sum payment or the commuted value of any remaining periodic payments to a Beneficiary or Beneficiaries determined under the Contract. The Contract lists classes of Beneficiaries in an order of preference. We will pay the surviving family member(s) in the first class of Beneficiaries we find, in this order: your spouse; your children; your parents; and your brothers and sisters.

If we do not find family members in these classes, we will pay the executors or administrators of your estate.

Certain Administrative Provisions

Assignment of Contract. Contractholders and Participants may not assign or transfer a Contract or any rights under a Contract, except as otherwise required or permitted by law.

Modification of Contracts. Our rights and obligations under a Contract cannot be changed or waived, unless one of our duly authorized officers signs a written agreement of the change or waiver.

We may change a Contract at any time by amendment or replacement, upon not less than 60 days' written advance notice to the Contractholder, without the consent of any Participant or the consent of any other person who is or may become entitled to benefits under the Contract. Any change we make may not affect the amount or the terms of Annuity Payments that began before such change.

Evidence of Survival. When payment of a benefit is contingent upon the survival of any person, we may require that evidence of that person's survival be furnished to us, either by personal endorsement of the check drawn for payment, or by other means satisfactory to us.

Misstatement of Information. If we pay a benefit under a Contract based on information that you or a Beneficiary misstated to us, we will recalculate the benefit when we learn of the misstatement. We will adjust the amount of the benefit payments, or the amount applied to provide the benefit, or both, to the proper amount we determine based on the corrected information.

If we underpaid benefits due to any misstatement, we will pay the amount of the underpayment in full with the next payment due under the Contract. If we overpaid any benefits due to a misstatement, we will deduct the overpayment to the extent possible from payments as they become due under the Contract. We will include interest on the amount of any underpayments or overpayments, at the effective rate designated in the Contract.

Information and Determination. Contractholders and Participants, as appropriate, must furnish us with the facts and information that we may require for the operation of the Contract including, upon request, the original or photocopy of any pertinent records held by the Contractholder, employer or Participant. A Contractholder should report to us any determination that the Contractholder or employer makes pursuant to the terms of the Plan. We may rely on reports and other information furnished by Contractholders, employers or Participants and are not obligated to inquire as to the accuracy or completeness of such reports and information.

Participation in Divisible Surplus

We are a mutual life insurance company and consequently have no stockholders. Participants share in our earnings through any dividends approved by the Company's Board of Directors. We can give no assurance as to the amount of divisible surplus, if any, that will be available for distribution under the Contracts in the future. The determination of such divisible surplus is within the sole discretion of our Board of Directors. No dividends are anticipated.

FEDERAL TAX INFORMATION

For federal income tax purposes, the Separate Account is not separate from us, and its operations are considered part of our operations. Under existing federal income tax law, we do not pay taxes on the net investment income and realized capital gains earned by the Separate Account. We reserve the right, however, to make a deduction for taxes if in the future we must pay tax on the Separate Account's operations.

Obtaining Tax Advice

The summary below of the current federal tax status and consequences for Participants under the Contracts is not comprehensive and is for information purposes only. Tax provisions and regulations may change at any time. Tax results may vary depending upon your individual situation, and special rules may apply to you in certain cases. You also may be subject to state and local taxes, and state and local tax treatment may not conform to federal tax law. For these reasons, you or a Beneficiary should consult a qualified tax adviser for complete tax information.

Taxation of Your Account Value and Withdrawals

The general rule is that you must receive a payment under a Plan in order to be subject to income taxation. You do not include in your gross income any Deferred Compensation Amounts sent to us by the Contractholder, your employer, on your behalf, or interest or investment earnings we credit to your Account Value, until you withdraw or otherwise receive such amounts, or you have them otherwise made available to you if your employer is a tax-exempt organization that is not a Governmental Unit.

When you receive a Plan distribution or Annuity Payments, the payment will be taxable to you as ordinary income.

The Contract

We currently only offer the Contract for use with an eligible deferred compensation plan adopted by a Governmental Unit which plan is designed to meet the requirements of Section 457(b) of the Code. Contractholders or employers are responsible for establishing and administering the Plan in accordance with Section 457. For example, a Contractholder or employer must comply with the limitations on the amounts you may defer and restrictions on withdrawals.

An eligible deferred compensation plan other than an eligible deferred compensation plan established by a Governmental Unit must provide that the Account Values under the Contract shall remain solely the property of the Contractholder, subject only to the claims of the Contractholder's general creditors, until made available to you or your Beneficiary. Eligible deferred compensation plans established by Governmental Units must provide that all plan assets will be held for the exclusive benefit of plan participants in trusts or in custodial accounts or group annuity contracts that are treated as trusts under Section 457 of the Code. Such plan assets are not subject to the claims of the Governmental Unit's general creditors.

Withholding on Withdrawals and Other Payments

If your employer is a tax-exempt organization that is not a Governmental Unit, amounts of Account Value that you withdraw or receive as Annuity Payments generally are treated as wages for withholding purposes. We may be required to withhold various taxes, including federal income tax, and in some circumstances federal employment tax. In addition, certain states require us to withhold for state taxes if we withhold federal taxes. The same rules generally apply to payments of death benefits. When you (or a Beneficiary) request withdrawals or Annuity Payments, you or the Beneficiary should ask the employer's deferred compensation board or committee about withholding requirements.

If your employer is a Governmental Unit, distributions are not treated as wages for withholding purposes and different withholding rules apply. Distributions normally will be subject to automatic 20% federal income tax withholding, unless you elect to have us pay the withdrawal directly as a tax-free rollover to another eligible plan or an IRA, and except that withholding at a lower rate will apply in certain circumstances.

When you or a Beneficiary request withdrawals or Annuity Payments, we will provide detailed information and advise you or the Beneficiary of possible elections that may be made. You or the Beneficiary should carefully review this information.

If you withdraw any amounts that were previously rolled over to a 457 Plan of a Governmental Unit from another type of plan or an IRA, a 10% federal tax penalty may apply to the taxable portion of the withdrawal if you have not yet reached age 59 1/2.

YOUR VOTING RIGHTS FOR MEETINGS OF THE UNDERLYING FUNDS

We will vote the shares of the Underlying Funds owned by the Separate Account at regular and special meetings of the shareholders of the Underlying Funds. We will cast our votes according to instructions we receive from Participants. The number of Underlying Fund shares that we may vote at a meeting of shareholders will be determined as of a record date set by the Board of Directors or Trustees of the Underlying Fund.

We will vote 100% of the shares that a Separate Account Fund owns. If you do not send us voting instructions, we will vote the shares attributable to your Account Value in the same proportion as we vote shares for which we have received voting instructions from Participants. We will determine the number of Accumulation Units attributable to each Participant for purposes of giving voting instructions as of the same record date used by the Underlying Fund.

Each Participant who has the right to give us voting instructions for a shareholders' meeting of an Underlying Fund will receive information about the matters to be voted on, including the Underlying Fund's proxy statement and a voting instructions form to return to us.

We may elect to vote the shares of the Underlying Funds held by our Separate Account in our own discretion if the Investment Company Act of 1940 is amended, or if the present interpretation of the Act changes with respect to our voting of these shares.

PERFORMANCE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

Money Market Fund

From time to time, we may include quotations of the yield and effective yield of the Separate Account's Money Market Fund in advertisements, sales literature or reports to Participants. These yield figures show historical performance of the Fund assuming a hypothetical investment for the period indicated in the yield quotation. Yield figures do not indicate future performance.

The yield of the Money Market Fund refers to the net investment income generated by the Fund over a specified seven-day period (with the ending date stated). We then annualize this income. That is, we assume that the amount of income the Fund generates during that week is generated during each week in a 52-week period and we show the income as a percentage.

The effective yield is calculated similarly to yield, except that when we annualize income, we assume that the income earned by an investment in the Fund is reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment. Yield and Effective Yield are calculated in accordance with SEC standards. Refer to the Statement of Additional Information under the heading "Yield and Performance Information" for more information.

Yield and effective yield for the Money Market Fund will vary based on its expenses and the performance of the Investment Company Money Market Fund, which reflects (among other things) changes in market conditions and the level of its expenses. You can lose money invested in the Money Market Fund. In 2010 and 2009, the Money Market Fund had negative returns for periods of time.

Total Return of Funds

We may advertise performance related information for the Funds of the Separate Account. Performance information for the Separate Account Funds is based upon past performance and is not an indication of future performance. Total returns are calculated in accordance with SEC standards and such returns are referred to as "standardized total returns." The standardized total return contained in such advertising is customarily calculated for one, three, five and ten year periods from the later of the Separate Account's inception or the Fund's inception. Different periods are used if either the Fund or the Separate Account has not been in existence for at least ten years. Total return is determined by comparing the value of an investment in the Separate Account Fund at the beginning of the relevant period to the value of that investment at the end of the period, with deductions from total return for the total annual Underlying Fund operating expenses, any contingent deferred sales charge (we do not currently have such charges), and Separate Account Annual Expenses. Total return quotations are expressed in terms of average annual compounded rates of return for all periods quoted and assume that all dividends and capital gains distributions were reinvested. Total return for a Separate Account Fund will vary based on its expenses and its performance which reflects (among other things) changes in market conditions.

We may include Average Annual Total Returns reflecting reduced fees available to participants in certain plans as described in "Tables of Annual Expenses" and "Charges under the Contracts" in the Prospectus. We may include non-standardized total returns that predate the inception of the Fund in the Separate Account, by assuming that the Funds had been included in the Separate Account for periods prior to their inception with the Separate Account and deducting charges equal to those currently assessed by the Separate Account along with actual total annual Underlying Fund operating expenses. All non-standard total return advertisements are, and must be, accompanied by standardized total returns.

We may also include information in our advertisements that addressed various topics, such as the effects of various current developments on the economy, securities markets, investment strategies and techniques, customer profiles and hypothetical investment scenarios, financial management, tax and retirement planning and other information relevant to investing in the Separate Account and your Contract.

For a detailed description of the methods we use to determine yield and total return for the Separate Account's Funds, see the Statement of Additional Information.

FUNDING AND OTHER CHANGES WE MAY MAKE

We reserve the right to make certain changes to the Separate Account Funds and to the Separate Account's operations. In making changes, we will comply with applicable law and will obtain the approval of Participants and/or the Contractholders, if required. We may:

•  create new investment funds of the Separate Account at any time;

•  to the extent permitted by state and federal law, modify, combine or remove investment funds in the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from one investment fund of the Separate Account to another investment fund;

•  create additional separate accounts or combine any two or more accounts including the Separate Account;

•  transfer assets we have determined to be associated with the class of contracts to which the Contracts belong from the Separate Account to another separate account of ours by withdrawing the same percentage of each investment in the Separate Account, with appropriate adjustments to avoid odd lots and fractions;

•  operate the Separate Account as a diversified, open-end management investment company under the 1940 Act, or in any other form permitted by law, and designate an investment advisor for its management, which may be us, an affiliate of ours or another person;

•  deregister the Separate Account under the 1940 Act; and

•  operate the Separate Account under the general supervision of a committee, any or all the members of which may be interested persons (as defined in the 1940 Act) of ours or our affiliates, or discharge the committee for the Separate Account.

DEFINITIONS WE USE IN THIS PROSPECTUS

Account Value—The value of a Participant's Accumulation Units in the Separate Account Funds plus the value of amounts held in the General Account for the Participant, during the Accumulation Period. As used in this Prospectus, the term "Account Value" may mean all or any part of your total Account Value.

Accumulation Period—For a Participant, the period under a Contract when Deferred Compensation Amounts are made on behalf of a Participant. The Accumulation Period ends at the Annuity Commencement Date, or the date the Participant withdraws the Account Value in full before the Annuity Commencement Date.

Accumulation Unit—A measure we use to calculate the value of a Participant's interest in each of the Funds of the Separate Account. Each Fund has its own Accumulation Unit value.

Annuitant—A person who is receiving Annuity Payments or who will receive Annuity Payments after the Annuity Commencement Date, if the Plan permits Annuity Payments. A Participant must be the Annuitant under a Contract, and a Beneficiary who has elected to receive a death benefit in the form of an annuity may be the Annuitant or name another person as the Annuitant. You or a Beneficiary also may name a joint Annuitant. We use the life expectancy of the Annuitant(s) as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.

Annuity Commencement Date—The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. You (or the Beneficiary entitled to a death benefit) select the Annuity Commencement Date, or the Annuity Commencement Date may be imposed under federal tax law provisions in certain circumstances. On the Annuity Commencement Date, your Account Value is applied to provide Annuity Payments. Annuity Commencement Date is sometimes referred to as "Benefit Commencement Date" in a Contract.

Annuity Payments—A series of equal monthly payments from us to an Annuitant. The amount of the Annuity Payment will depend on your Account Value on the Annuity Commencement Date and the form of annuity selected. The Annuity Payments may be for the Annuitant's life, for a minimum period of time, for the joint lifetime of the Annuitant and the joint Annuitant, or for such other specified period as we may permit.

Beneficiary(ies)—The person(s) named by a Participant to receive (1) during the Accumulation Period, the death benefit under the Contract if the Participant dies, or (2) after the Annuity Commencement Date, any remaining Annuity Payments (or their commuted value) if the Annuitant dies and the joint Annuitant, if any, dies.

Business Day—Any day on which the Company is open for business and the New York Stock Exchange is open for trading. The Business Day shall end as of the close of trading of the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

Code—The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.

Complete Order—An order is considered to be complete when all of the requirements for the completion of a transaction have been met to the satisfaction of the Company. This includes receipt by the Company of all information, remittances and Notices necessary to process the given transaction.

Contract(s)—One (or more) of the group variable accumulation annuity contracts described in this Prospectus.

Contractholder—For purposes of this Prospectus, the Contractholder will be a Governmental Unit to which we have issued a Contract, its agent or its trustee of a trust established under a Plan.

Deferred Compensation Amounts (or Amounts)—Amounts deferred from a Participant's compensation under a Plan and sent to us on the Participant's behalf and amounts the Contractholder or employer sends on behalf of the Participant in addition to the Participant's deferrals of salary.

DWS Variable Series I—The following three Portfolios of the DWS Variable Series I: the Capital Growth VIP, the Bond VIP and the International VIP.

eDocuments—A feature that offers Participants a way to electronically receive communications and reports, such as quarterly statements, prospectuses, underlying fund and separate account annual and semi-annual reports. When such documents are available, an email notice is sent to the eDocuments subscriber informing him or her of such availability on the secure "My Account" website maintained by the Company. Participants enroll by signing a consent form on paper that specifies the documents to be delivered electronically and provides instructions on revocation of the consent, including the ability to revoke it immediately by calling a specified toll-free number.

Employer—A Governmental Unit or other organization exempt from federal income taxation under the Code (except a church, as defined in the Code) that established a Plan. This term is not always capitalized.

ERISA—The Employee Retirement Income Security Act of 1974, as amended.

Fidelity VIP Funds—The Equity-Income, Asset Manager(SM), Contrafund® and Mid Cap Portfolios of Fidelity® Variable Insurance Products Funds.

Fund (or Separate Account Fund)—One of the subaccounts of the Separate Account. Each Fund is named for the Underlying Fund in which it invests.

General Account (or Interest Accumulation Account)—Assets we own that are not in a separate account, but rather are held as part of our general assets. We sometimes refer to the General Account as the Interest Accumulation Account, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.

Governmental Unit—A state, a political subdivision of a state, an agency or instrumentality of a state, or an agency or instrumentality of a political subdivision of a state.

Hotline—Mutual of America Life Insurance Company's online internet-based administration system, including the Hotline Plus system.

Hotline Plus—An online benefits administration system that allows employers who log on to a secure website to perform many administrative tasks, such as enrolling new employees in their Plan, removing employees who are no longer participating in that Plan, making contributions, conducting non-discrimination testing, checking Plan balances and employee records and other functions. For purposes of qualifying for the Tier 1 Reduced Fee and the Tier 2 Reduced fee under this prospectus (see Charges Under the Contracts), "using Hotline Plus" or "use Hotline Plus" means remitting premium as billed through Hotline Plus.

International Funds—the Investment Company International Fund, DWS International VIP and Vanguard International Fund.

Investment Alternatives (or Investment Funds)—The General Account and the Funds of the Separate Account. You may allocate your Deferred Compensation Amounts and transfer your Account Value among the Investment Alternatives, subject to any limitations under your Plan.

Investment Company—Mutual of America Investment Corporation.

Participant—An employee or former employee who has entered into a salary reduction agreement with a Contractholder and for whom we have received Deferred Compensation Amounts under a Plan. The agreement must specify the amount of earnings to be considered a Deferred Compensation Amount under the Plan.

Plan—An eligible deferred compensation plan meeting the requirements of Section 457(b) of the Code.

Reduced Fee—The reduction in administrative charges and distribution expense charges that apply to participants in plans that are eligible for such reduction as set forth in footnote 2 to the TABLES OF ANNUAL EXPENSES on page 1 and Charges You or Your Employer Will Pay.

Separate Account—Mutual of America Separate Account No. 2, a separate account established by us to receive and invest amounts contributed under variable accumulation annuity contracts and other variable contracts. The assets of the Separate Account are set aside and kept separate from our other assets.

Separate Account Fund—See definition of "Fund", above.

Retirement Funds—The Investment Company Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement and 2045 Retirement Funds.

Underlying Funds—The funds or portfolios in which the Separate Account Funds are invested.

Valuation Day—Each day that the New York Stock Exchange is open for trading, ending at the close of the New York Stock Exchange that day.

Valuation Period—A period beginning immediately after the end of a Valuation Day and ending on the close of the next Valuation Day. Values of Accumulation Units for a Valuation Period are determined as of the end of the Valuation Day which occurs during the Valuation Period.

Vanguard International Fund—The Vanguard Variable Insurance Fund International Portfolio.

Waived Annual Contract Fee—The waiver of the Annual Contract Fee applicable to plans that meet the other criteria set forth in footnote 1 to the TABLES OF ANNUAL EXPENSES on page 1 of this Prospectus or Participants who agree to use eDocuments.

We, us, our, Mutual of America—Refer to Mutual of America Life Insurance Company.

You, your—Refer to a Participant.

OUR STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more information about the Contracts and our operations. It also contains the most recent audited financial statements of Separate Account No. 2 and Mutual of America.

Table of Contents of SAI

Distribution of the Contracts

Calculation of Accumulation Unit Values

Yield and Performance Information

Safekeeping of Separate Account Assets

State Regulation

Periodic Reports

Legal Proceedings

Legal Matters

Experts

Additional Information

Financial Statements

How To Obtain the SAI

You may receive a copy of the SAI at no charge by calling 1-800-468-3785 or by completing the Form below and mailing it to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839.

The SEC has an Internet website at http://www.sec.gov. You may obtain our Registration Statement for the Contracts, including the SAI, and the Separate Account's annual financial statement reports through the SEC's Internet site. You also may obtain copies of these documents, upon your payment of a duplicating fee, by writing to the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549-0102. Call 1-202-551-8090 for information on the operation of the SEC's Public Reference Room.

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To: Mutual of America Life Insurance Company

Please send me a copy of the Statement of Additional Information dated May 1, 2011 for the Section 457 Plan Contract offered by Mutual of America. My name and address are as follows:

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APPENDIX A

UNIT VALUE INFORMATION FOR THE SEPARATE ACCOUNT FUNDS

The tables below show changes in Accumulation Unit values and in the total number of units outstanding for each Separate Account Fund for the ten year period (or from the commencement of operations if less) to December 31, 2010. The information below for each of the nine years (or less, depending on the start date of each fund) ended December 31, 2010 is excerpted from the financial statements of the Separate Account, which have been audited by KPMG LLP, the Separate Account's independent registered public accounting firm and the information below for the year ended December 2001 is excerpted from the financial statements of the Separate Account, which have been audited by another independent auditor. The Separate Account's financial statements for the year ended December 31, 2010, along with KPMG LLP's report thereon, are available to you free of charge by calling 1-800-468-3785.

We calculate Accumulation Unit values from the net asset values of the Underlying Funds. Prior to March 2002, the Calvert VP SRI Balanced Portfolio had a different subadviser.

Standard Units

	Investment Company Equity Index Fund (Standard)
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Unit value, beginning of year	$2.78	$2.23	$3.57	$3.42	$2.99	$2.88	$2.62	$2.06	$2.67	$3.07
Unit value, end of year	$3.16	$2.78	$2.23	$3.57	$3.42	$2.99	$2.88	$2.62	$2.06	$2.67
Thousands of accumulation units outstanding, end of year	66,679	68,767	65,771	68,522	77,744	83,203	123,672	122,328	110,153	109,580
	Investment Company All America Fund (Standard)
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Unit value, beginning of year	$8.15	$6.56	$10.26	$9.93	$8.66	$8.42	$7.85	$5.96	$7.74	$9.46
Unit value, end of year	$9.50	$8.15	$6.56	$10.26	$9.93	$8.66	$8.42	$7.85	$5.96	$7.74
Thousands of accumulation units outstanding, end of year	15,222	16,090	16,718	18,638	22,177	25,210	39,898	42,508	41,572	44,755
	Investment Company Mid-Cap Equity Index Fund (Standard)
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Unit value, beginning of year	$1.81	$1.33	$2.11	$1.98	$1.82	$1.63	$1.41	$1.05	$1.25	$1.28
Unit value, end of year	$2.26	$1.81	$1.33	$2.11	$1.98	$1.82	$1.63	$1.41	$1.05	$1.25
Thousands of accumulation units outstanding, end of period/year	69,874	71,371	65,454	70,944	77,066	92,517	113,661	91,187	64,271	49,342

	Investment Company Small Cap Growth Fund (Standard)
	2010	2009	2008	2007	2006	2005(1)
Unit value, beginning of period/year	$1.02	$0.81	$1.24	$1.20	$1.05	$1.00
Unit value, end of period/year	$1.35	$1.02	$0.81	$1.24	$1.20	$1.05
Thousands of accumulation units outstanding, end of period/year	81,486	75,326	72,573	74,886	84,420	2,252
	Investment Company Small Cap Value Fund (Standard)
	2010	2009	2008	2007	2006	2005(1)
Unit value, beginning of year	$1.09	$0.85	$1.19	$1.25	$1.07	$1.00
Unit value, end of period/year	$1.38	$1.09	$0.85	$1.19	$1.25	$1.07
Thousands of accumulation units outstanding, end of period/year	75,792	72,395	69,541	73,367	87,617	3,011
	Investment Company Mid Cap Value Fund (Standard)
	2010	2009	2008	2007	2006	2005(1)
Unit value, beginning of year	$1.01	$0.82	$1.22	$1.22	$1.06	$1.00
Unit value, end of period/year	$1.19	$1.01	$0.82	$1.22	$1.22	$1.06
Thousands of accumulation units outstanding, end of period/year	15,980	13,566	11,568	10,362	8,145	1,641

(1)  For the July 1, 2005 (commencement of operations to December 31, 2005.

	Investment Company Composite Fund (Standard)
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Unit value, beginning of year	$5.78	$4.92	$6.41	$6.06	$5.52	$5.51	$5.23	$4.46	$4.87	$5.52
Unit value, end of year	$6.35	$5.78	$4.92	$6.41	$6.06	$5.52	$5.51	$5.23	$4.46	$4.87
Thousands of accumulation units outstanding, end of year	16,413	17,127	18,190	19,977	23,215	26,925	41,312	43,988	45,392	50,607
	Investment Company Bond Fund (Standard)
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Unit value, beginning of year	$5.04	$4.43	$4.55	$4.34	$4.18	$4.14	$3.99	$3.78	$3.57	$3.31
Unit value, end of year	$5.35	$5.04	$4.43	$4.55	$4.34	$4.18	$4.14	$3.99	$3.78	$3.57
Thousands of accumulation units outstanding, end of year	21,945	19,352	15,862	15,158	14,873	15,921	23,114	22,484	22,509	20,932
	Investment Company Mid-Term Bond Fund (Standard)
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Unit value, beginning of year	$2.06	$1.87	$1.85	$1.74	$1.69	$1.69	$1.67	$1.64	$1.51	$1.38
Unit value, end of year	$2.18	$2.06	$1.87	$1.85	$1.74	$1.69	$1.69	$1.67	$1.64	$1.51
Thousands of accumulation units outstanding, end of year	38,104	34,644	31,695	21,789	23,736	18,086	25,887	30,102	39,713	21,035
	Investment Company Money Market Fund (Standard)
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Unit value, beginning of year	$2.56	$2.59	$2.55	$2.45	$2.36	$2.31	$2.30	$2.30	$2.28	$2.22
Unit value, end of year	$2.53	$2.56	$2.59	$2.55	$2.45	$2.36	$2.31	$2.30	$2.30	$2.28
Thousands of accumulation units outstanding, end of year	20,295	22,906	31,629	30,862	23,613	17,051	23,380	24,188	26,791	27,210

	Investment Company Conservative Allocation Fund (Standard)
	2010	2009	2008	2007	2006	2005	2004	2003(1)
Unit value, beginning of year	$1.26	$1.10	$1.23	$1.17	$1.10	$1.09	$1.05	$1.05
Unit value, end of period/year	$1.36	$1.26	$1.10	$1.23	$1.17	$1.10	$1.09	$1.05
Thousands of accumulation units outstanding, end of period/year	17,239	13,280	9,620	7,721	5,517	5,902	5,808	2,009
	Investment Company Moderate Allocation Fund (Standard)
	2010	2009	2008	2007	2006	2005	2004	2003(1)
Unit value, beginning of year	$1.34	$1.12	$1.41	$1.33	$1.23	$1.19	$1.11	$1.05
Unit value, end of period/year	$1.50	$1.34	$1.12	$1.41	$1.33	$1.23	$1.19	$1.11
Thousands of accumulation units outstanding, end of period/year	51,013	45,667	38,344	35,240	31,037	26,143	23,490	9,849
	Investment Company Aggressive Allocation Fund (Standard)
	2010	2009	2008	2007	2006	2005	2004	2003(1)
Unit value, beginning of year	$1.39	$1.12	$1.57	$1.50	$1.35	$1.29	$1.19	$1.05
Unit value, end of period/year	$1.61	$1.39	$1.12	$1.57	$1.50	$1.35	$1.29	$1.19
Thousands of accumulation units outstanding, end of period	41,698	41,229	33,937	29,353	23,483	17,772	15,564	6,511
	Investment Company Funds (Standard)
	International				Retirement Funds
	Fund				Income
	2010	2009	2008	2007(2)	2010	2009	2008	2007(2)
Unit value, beginning of year	$0.71	$0.58	$0.97	$1.00	$1.03	$0.90	$1.00	$1.00
Unit value, end of period/year	$0.77	$0.71	$0.58	$0.97	$1.11	$1.03	$0.90	$1.00
Units Outstanding (000's), end of period/year	6,707	4,534	1,998	197	5,971	3,904	1,995	530

(1)  For the period May 20, 2003 (commencement of operations) to December 31, 2003.

(2)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

	Investment Company Funds (Standard)
	Retirement Funds
	2010				2015
	2010	2009	2008	2007(2)	2010	2009	2008	2007(2)
Unit value, beginning of year	$0.95	$0.80	$0.98	$0.99	$0.91	$0.76	$0.97	$0.98
Unit value, end of period/year	$1.05	$0.95	$0.80	$0.98	$1.01	$0.91	$0.76	$0.97
Units Outstanding (000's), end of period/year	7,227	7,308	4,494	449	33,377	22,505	12,185	2,117

	Investment Company Funds (Standard)
	Retirement Funds
	2020
	2010	2009	2008	2007(2)
Unit value, beginning of year	$0.87	$0.71	$0.96	$0.97
Unit value, end of period/year	$0.98	$0.87	$0.71	$0.96
Units Outstanding (000's), end of period/year	34,563	23,701	11,723	2,143

	Retirement Funds (Standard)
	2025				2030
	2010	2009	2008	2007(2)	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$0.85	$0.69	$0.97	$0.99	$0.84	$0.67	$0.97	$0.99
Unit value, end of period/year	$0.97	$0.85	$0.69	$0.97	$0.97	$0.84	$0.67	$0.97
Units Outstanding (000's), end of period/year	32,390	20,565	8,163	651	24,247	16,971	6,652	740
	Retirement Funds (Standard)
	2035				2040
	2010	2009	2008	2007(2)	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$0.82	$0.65	$0.97	$1.00	$0.81	$0.64	$0.96	$0.99
Unit value, end of period/year	$0.95	$0.82	$0.65	$0.97	$0.95	$0.81	$0.64	$0.96
Units Outstanding (000's), end of period/year	20,271	12,881	4,644	344	18,624	11,295	3,978	323

	Retirement Fund (Standard)
	2045
	2010	2009	2008	2007(2)
Unit value, beginning of period/year	$0.81	$0.64	$0.96	$0.99
Unit value, end of period/year	$0.95	$0.81	$0.64	$0.96
Units Outstanding (000's), end of period/year	21,213	12,807	4062	236

	DWS Bond VIP (Standard)
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Unit value, beginning of year	$16.60	$15.22	$18.45	$17.87	$17.22	$16.94	$16.22	$15.58	$14.60	$13.94
Unit value, end of year	$17.55	$16.60	$15.22	$18.45	$17.87	$17.22	$16.94	$16.22	$15.58	$14.60
Thousands of accumulation units outstanding, end of year	1,433	1,449	1,481	1,533	1,648	1,873	2,634	2,539	2,660	2,500
	DWS Capital Growth VIP (Standard)
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Unit value, beginning of year	$35.09	$27.91	$42.02	$37.66	$35.02	$32.43	$30.30	$24.10	$34.34	$42.97
Unit value, end of year	$40.54	$35.09	$27.91	$42.02	$37.66	$35.02	$32.43	$30.30	$24.10	$34.34
Thousands of accumulation units outstanding, end of year	3,631	3,818	3,956	4,226	5,086	6,056	9,381	10,133	9,954	10,896
	DWS International VIP (Standard)
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Unit value, beginning of year	$17.97	$13.58	$26.47	$23.31	$18.68	$16.23	$14.05	$11.10	$13.72	$20.02
Unit value, end of year	$18.08	$17.97	$13.58	$26.47	$23.31	$18.68	$16.23	$14.05	$11.10	$13.72
Thousands of accumulation units outstanding, end of year	3,535	4,001	4,088	4,449	4,862	4,923	7,135	7,014	7,089	7,619

(2)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

	American Century VP Capital Appreciation Fund (Standard)
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Unit value, beginning of year	$20.05	$14.72	$27.54	$19.01	$16.32	$13.46	$12.59	$10.52	$13.44	$18.82
Unit value, end of year	$26.12	$20.05	$14.72	$27.54	$19.01	$16.32	$13.46	$12.59	$10.52	$13.44
Thousands of accumulation units outstanding, end of year	5,890	5,766	5,253	6,052	3,985	4,611	4,831	5,419	5,416	6,086
	Calvert VP SRI Balanced Portfolio (Standard)
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Unit value, beginning of year	$3.20	$2.57	$3.78	$3.71	$3.45	$3.29	$3.07	$2.59	$2.98	$3.23
Unit value, end of year	$3.55	$3.20	$2.57	$3.78	$3.71	$3.45	$3.29	$3.07	$2.59	$2.98
Thousands of accumulation units outstanding, end of year	16,772	16,832	15,959	16,324	17,358	17,631	21,476	19,878	17,942	17,463
	Fidelity VIP Equity-Income Portfolio (Standard)
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Unit value, beginning of year	$35.64	$27.59	$48.50	$48.16	$40.39	$38.46	$34.76	$26.89	$32.63	$34.61
Unit value, end of period/year	$40.66	$35.64	$27.59	$48.50	$48.16	$40.39	$38.46	$34.76	$26.89	$32.63
Thousands of accumulation units outstanding, end of year	3,148	3,325	3,226	3,514	4,162	3,800	5,557	5,113	4,437	4,275
	Fidelity VIP Contrafund® Portfolio (Standard)
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Unit value, beginning of year	$39.12	$29.06	$50.95	$43.68	$39.41	$33.97	$29.66	$23.27	$25.88	$29.73
Unit value, end of period/year	$45.43	$39.12	$29.06	$50.95	$43.68	$39.41	$33.97	$29,66	$23.27	$25.88
Thousands of accumulation units outstanding, end of year	7,505	7,863	7,551	7,826	8,202	8,758	10,971	9,496	8,844	8,695
	Fidelity VIP Asset Manager(SM) Portfolio (Standard)
	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001
Unit value, beginning of year	$30.23	$23.60	$33.38	$29.13	$27.37	$26.51	$25.34	$21.65	$23.91	$25.14
Unit value, end of period/year	$34.23	$30.23	$23.60	$33.38	$29.13	$27.37	$26.51	$25.34	$21.65	$23.91
Thousands of accumulation units outstanding, end of year	2,202	2,303	2,156	1,884	1,929	2,001	2,840	2,739	2,288	2,114

	Fidelity VIP Mid Cap Portfolio (Standard)
	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$37.44	$26.94	$44.84	$39.10	$34.97	$30.58
Unit value, end of period	$47.79	$37.44	$26.94	$44.84	$39.10	$34.97
Thousands of accumulation units outstanding, end of year	2,121	1,821	1,287	1,239	789	414
	Vanguard Diversified Value Portfolio (Standard)
	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$13.82	$10.98	$17.36	$16.85	$14.31	$13.98
Unit value, end of period	$14.95	$13.82	$10.98	$17.36	$16.85	$14.31
Thousands of accumulation units outstanding, end of year	3,101	2,945	2,398	2,477	2,229	356
	Vanguard International Portfolio (Standard)
	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$19.52	$13.80	$25.27	$21.72	$17.29	$14.78
Unit value, end of period	$22.36	$19.52	$13.80	$25.27	$21.72	$17.29
Thousands of accumulation units outstanding, end of year	4,520	4,567	3,446	3,084	1,834	431
	Oppenheimer Main Street Fund® /VA (Standard)
	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$19.84	$15.60	$25.59	$24.73	$21.69	$20.46
Unit value, end of period	$22.80	$19.84	$15.60	$25.59	$24.73	$21.69
Thousands of accumulation units outstanding, end of year	460	444	325	271	243	65

(3)  For the period July 1, 2005 (initial availability) to December 31, 2005.

Tier 1 Reduced Fee Units

	Investment Company (Tier 1 Reduced Fee)(5)
	Equity Index Fund	All America Fund	Mid-Cap Equity Index Fund	Small Cap Growth Fund	Small Cap Value Fund	Mid Cap Value Fund	Composite Fund	Bond Fund	Mid- Term Bond Fund	Money Market Fund
Unit value, beginning of year/period	$2.82	$8.37	$1.93	$1.11	$1.20	$1.07	$5.99	$5.46	$2.23	$2.60
Unit value, end of year/period	$3.23	$9.72	$2.31	$1.38	$1.41	$1.22	$6.49	$5.47	$2.23	$2.59
Thousands of accumulation units outstanding, end of year/period	18,116	3,693	17,743	19,920	18,868	3,722	3,856	5,497	10,249	4,745

	Investment Company (Tier 1 Reduced Fee)(5)
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	International Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund
Unit value, beginning of year/period	$1.35	$1.42	$1.46	$0.69	$1.09	$1.00	$0.95
Unit value, end of year/period	$1.39	$1.54	$1.65	$0.78	$1.13	$1.06	$1.03
Thousands of accumulation units outstanding, end of year/period	4,383	13,906	10,681	1,800	1,767	3,147	9,225

	Investment Company (Tier 1 Reduced Fee)(5)						DWS (Tier 1 Reduced Fee)(5)
	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund	Bond VIP	Capital Growth VIP
Unit value, beginning of year/period	$0.91	$0.88	$0.87	$0.85	$0.84	$0.83	$17.87	$35.02
Unit value, end of year/period	$1.00	$0.99	$0.99	$0.97	$0.97	$0.96	$17.96	$41.49
Thousands of accumulation units outstanding, end of year/period	12,436	9,411	7,037	6,773	5,981	6,396	414	1,012
	DWS (Tier 1 Reduced Fee)(5)	American Century (Tier 1 Reduced Fee)(5)	Calvert (Tier 1 Reduced Fee)(5)	Fidelity (Tier 1 Reduced Fee)(5)				Vanguard (Tier 1 Reduced Fee)(5)
	International VIP	VP Capital Appreciation Fund	VP SRI Balanced Portfolio	VIP Equity- Income Portfolio	VIP Contrafund Portfolio	VIP Asset Manager Portfolio	VIP Mid Cap Portfolio	Diversified Value Portfolio
Unit value, beginning of year/period	$16.72	$21.35	$3.31	$36.34	$39.87	$31.61	$40.25	$13.71
Unit value, end of year/period	$18.50	$26.73	$3.63	$41.62	$46.50	$35.03	$48.91	$15.30
Thousands of accumulation units outstanding, end of year/period	890	1,410	2,976	892	1,939	632	455	753

	Vanguard (Tier 1 Reduced Fee)(5)	Oppenheimer (Tier 1 Reduced Fee)(5)
	International Portfolio	Main Street Fund
Unit value, beginning of year/period	$19.64	$20.22
Unit value, end of year/period	$22.88	$23.33
Thousands of accumulation units outstanding, end of year/period	1,216	148

Tier 2 Reduced Fee Units

	Investment Company (Tier 2 Reduced Fee)
	Money Market Fund
	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period	$2.61	$2.62	$2.58	$2.46	$2.36	$2.33
Unit value, end of period	$2.59	$2.61	$2.62	$2.58	$2.46	$2.36
Units Outstanding (000's), end of period/year	4,946	9,584	17,205	19,709	12,840	7,961

(4)  For the period July 1, 2005 (initial offering date of units) to December 31, 2005.

(5)  For the period August 1, 2010 (initial offering date of the units) to December 31, 2010.

	Investment Company (Tier 2 Reduced Fee)
	All America Fund
	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period	$8.29	$6.65	$10.36	$9.99	$8.67	$8.21
Unit value, end of period	$9.72	$8.29	$6.65	$10.36	$9.99	$8.67
Units Outstanding (000's), end of period/year	3,018	7,462	8,183	9,560	9,477	9,698
	Investment Company (Tier 2 Reduced Fee)
	Equity Index Fund
	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period	$2.83	$2.26	$3.61	$3.45	$3.00	$2.84
Unit value, end of period	$3.23	$2.83	$2.26	$3.61	$3.45	$3.00
Units Outstanding (000's), end of period/year	15,904	33,800	34,459	38,424	35,097	33,563
	Investment Company (Tier 2 Reduced Fee)
	Mid-Cap Equity Index Fund
	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period	$1.84	$1.35	$2.14	$1.99	$1.82	$1.68
Unit value, end of period	$2.31	$1.84	$1.35	$2.14	$1.99	$1.82
Units Outstanding (000's), end of period/year	17,871	32,515	31,155	35,490	30,654	32,488
	Investment Company (Tier 2 Reduced Fee)
	Mid-Cap Value Fund
	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period	$1.03	$0.83	$1.23	$1.23	$1.07	$1.00
Unit value, end of period	$1.22	$1.03	$0.83	$1.23	$1.23	$1.07
Units Outstanding (000's), end of period/year	3,827	6,028	5,216	4,562	2,894	320
	Investment Company (Tier 2 Reduced Fee)
	Small Cap Growth Fund
	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period	$1.04	$0.82	$1.26	$1.21	$1.05	$1.00
Unit value, end of period	$1.38	$1.04	$0.82	$1.26	$1.21	$1.05
Units Outstanding (000's), end of period/year	20,384	37,502	39,034	42,165	38,872	659
	Investment Company (Tier 2 Reduced Fee)
	Small Cap Value Fund
	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period	$1.11	$0.86	$1.20	$1.26	$1.07	$1.00
Unit value, end of period	$1.41	$1.11	$0.86	$1.20	$1.26	$1.07
Units Outstanding (000's), end of period/year	19,492	35,801	37,223	40,458	38,902	38,889
	Investment Company (Tier 2 Reduced Fee)
	Composite Fund
	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period	$5.88	$4.99	$6.47	$6.10	$5.53	$5.38
Unit value, end of period	$6.49	$5.88	$4.99	$6.47	$6.10	$5.53
Units Outstanding (000's), end of period/year	2,944	7,627	8,425	9,989	9,906	10,106
	Investment Company (Tier 2 Reduced Fee)
	Bond Fund
	2010	2009	2008	2007	2006	2005(4)
Unit value, beginning of period	$5.13	$4.50	$4.60	$4.37	$4.19	$4.20
Unit value, end of period	$5.47	$5.13	$4.50	$4.60	$4.37	$4.19
Units Outstanding (000's), end of period/year	5,757	9,368	8,715	8,465	7,001	6,603

(4)  For the period July 1, 2005 (initial offering date of units) to December 31, 2005.

	Investment Company (Tier 2 Reduced Fee)
	Mid-Term Bond Fund
	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$2.10	$1.90	$1.87	$1.75	$1.69	$1.70
Unit value, end of period	$2.23	$2.10	$1.90	$1.87	$1.75	$1.69
Units Outstanding (000's), end of period/year	9,893	16,897	17,242	12,622	10,347	6,854
	Investment Company (Tier 2 Reduced Fee)
	Conservative Allocation Fund
	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$1.28	$1.11	$1.24	$1.17	$1.10	$1.09
Unit value, end of period	$1.39	$1.28	$1.11	$1.24	$1.17	$1.10
Units Outstanding (000's), end of period/year	4,492	5,840	4,578	3,478	2,291	1,748
	Investment Company (Tier 2 Reduced Fee)
	Moderate Allocation Fund
	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$1.37	$1.13	$1.42	$1.34	$1.24	$1.20
Unit value, end of period	$1.54	$1.37	$1.13	$1.42	$1.34	$1.24
Units Outstanding (000's), end of period/year	13,988	21,857	18,573	17,148	10,108	6,764
	Investment Company (Tier 2 Reduced Fee)
	Aggressive Allocation Fund
	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$1.42	$1.13	$1.59	$1.51	$1.36	$1.30
Unit value, end of period	$1.65	$1.42	$1.13	$1.59	$1.51	$1.36
Units Outstanding (000's), end of period/year	12.952	18,142	16,102	14,757	9,166	6,122

	Investment Company Funds (Tier 2 Reduced Fee)
	International				Retirement Funds
	Fund				Income
	2010	2009	2008	2007(1)	2010	2009	2008	2007(1)
Unit value, beginning of period	$0.72	$0.58	$0.97	$1.00	$1.04	$0.90	$1.00	$1.00
Unit value, end of period	$0.78	$0.72	$0.58	$0.97	$1.13	$1.04	$0.90	$1.00
Units Outstanding (000's), end of period/year	2,606	2,715	975	333	1,196	1,181	227	—
	Investment Company Funds (Tier 2 Reduced Fee)
	2010				2015
	2010	2009	2008	2007(1)	2010	2009	2008	2007(1)
Unit value, beginning of period	$0.96	$0.81	$0.98	$0.99	$0.92	$0.76	$0.97	$0.98
Unit value, end of period	$1.06	$0.96	$0.81	$0.98	$1.03	$0.92	$0.76	$0.97
Units Outstanding (000's), end of period/year	2,176	3,223	1,968	468	7,783	7,116	2,863	530
	Investment Company Funds (Tier 2 Reduced Fee)
	2020				2025
	2010	2009	2008	2007(1)	2010	2009	2008	2007(1)
Unit value, beginning of period	$0.88	$0.72	$0.96	$0.97	$0.86	$0.69	$0.97	$0.99
Unit value, end of period	$1.00	$0.88	$0.72	$0.96	$0.99	$0.86	$0.69	$0.97
Units Outstanding (000's), end of period/year	10,191	9,894	3,950	541	7,522	7,187	2,619	137
	Investment Company Funds (Tier 2 Reduced Fee)
	2030				2035
	2010	2009	2008	2007(1)	2010	2009	2008	2007(1)
Unit value, beginning of period	$0.85	$0.67	$0.97	$0.99	$0.83	$0.65	$0.97	$1.00
Unit value, end of period	$0.98	$0.85	$0.67	$0.97	$0.97	$0.83	$0.65	$0.97
Units Outstanding (000's), end of period/year	8,739	6,690	2,569	470	5,448	5,373	1,606	192

(1)  For the period May 20, 2003 (commencement of operations) to December 31, 2003.

(3)  For the period July 1, 2005 (initial availability) to December 31, 2005.

	Investment Company Funds (Tier 2 Reduced Fee)
	2040				2045
	2010	2009	2008	2007(1)	2010	2009	2008	2007(1)
Unit value, beginning of period	$0.82	$0.64	$0.96	$0.99	$0.81	$0.64	$0.96	$0.99
Unit value, end of period	$0.96	$0.82	$0.64	$0.96	$0.96	$0.81	$0.64	$0.96
Units Outstanding (000's), end of period/year	5,075	5,252	1,344	110	7,515	5,588	1,499	63

	DWS (Tier 2 Reduced Fee)
	Bond VIP
	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$16.90	$15.43	$18.64	$17.98	$17.26	$17.30
Unit value, end of period	$17.95	$16.90	$15.43	$18.64	$17.98	$17.26
Units Outstanding (000's), end of period	423	802	876	983	791	797
	DWS (Tier 2 Reduced Fee)
	Capital Growth VIP
	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$35.73	$28.30	$42.44	$37.89	$35.09	$32.74
Unit value, end of period	$41.47	$35.73	$28.30	$42.44	$37.89	$35.09
Units Outstanding (000's), end of period	746	1,954	2,171	2,480	2,518	2,655
	DWS (Tier 2 Reduced Fee)
	International VIP
	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$18.30	$13.77	$26.73	$23.45	$18.72	$16.12
Unit value, end of period	$18.50	$18.30	$13.77	$26.73	$23.45	$18.72
Units Outstanding (000's), end of period	894	2.058	2,285	2,584	2,375	2,194
	American Century VP Capital Appreciation Fund (Tier 2 Reduced Fee)
	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$20.41	$14.93	$27.81	$19.13	$16.36	$14.08
Unit value, end of period	$26.72	$20.41	$14.93	$27.81	$19.13	$16.36
Units Outstanding (000's), end of period	1,315	2,561	2,567	3,144	1,927	1,883
	Calvert VP SRI Balanced Portfolio (Tier 2 Reduced Fee)
	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$3.25	$2.61	$3.82	$3.74	$3.45	$3.33
Unit value, end of period	$3.63	$3.25	$2.61	$3.82	$3.74	$3.45
Units Outstanding (000's), end of period	3,787	6,377	6,317	6,579	5,497	4,985
	Fidelity (Tier 2 Reduced Fee)
	VIP Equity Income Portfolio
	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$36.29	$27.98	$48.99	$48.45	$40.47	$37.81
Unit value, end of period	$41.60	$36.29	$27.98	$48.99	$48.45	$40.47
Units Outstanding (000's), end of period/year	805	1,698	1,803	2,057	1,914	1,641
	Fidelity (Tier 2 Reduced Fee)
	VIP Contra Fund® Portfolio
	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$39.83	$29.47	$51.46	$43.94	$39.49	$35.06
Unit value, end of period	$46.48	$39.83	$29.47	$51.46	$43.94	$39.49
Units Outstanding (000's), end of period/year	1,774	3,627	3,711	4,137	3,589	3,462

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(3)  For the period July 1, 2005 (initial offering date of units) to December 31, 2005.

	Fidelity (Tier 2 Reduced Fee)
	VIP Asset Manager(SM) Portfolio
	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$30.78	$23.94	$33.72	$29.31	$27.42	$26.32
Unit value, end of period	$35.02	$30.78	$23.94	$33.72	$29.31	$27.42
Units Outstanding (000's), end of period/year	611	1,079	1,030	1,021	856	821
	Fidelity (Tier 2 Reduced Fee)
	VIP Mid Cap Portfolio
	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$38.12	$27.32	$45.30	$39.33	$35.04	$30.58
Unit value, end of period	$48.89	$38.12	$27.32	$45.30	$39.33	$35.04
Units Outstanding (000's), end of period/year	522	745	559	564	307	133
	Vanguard (Tier 2 Reduced Fee)
	Diversified Value Portfolio
	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$14.07	$11.14	$17.53	$16.95	$14.33	$13.98
Unit value, end of period	$15.30	$14.07	$11.14	$17.53	$16.95	$14.33
Units Outstanding (000's), end of period/year	828	1,319	1,143	1,133	721	120
	Vanguard (Tier 2 Reduced Fee)
	International Portfolio
	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$19.88	$13.99	$25.53	$21.85	$17.33	$14.78
Unit value, end of period	$22.88	$19.88	$13.99	$25.53	$21.85	$17.33
Units Outstanding (000's), end of period/year	1,405	1,995	1,643	1,450	669	110
	Oppenheimer Main Street Fund®/VA (Tier 2 Reduced Fee)
	2010	2009	2008	2007	2006	2005(3)
Unit value, beginning of period	$20.20	$15.82	$25.84	$24.87	$21.73	$20.46
Unit value, end of period	$23.32	$20.20	$15.82	$25.84	$24.87	$21.73
Units Outstanding (000's), end of period/year	131	216	194	180	100	25

(3)  For the period July 1, 2005 (initial offering date of units) to December 31, 2005.

The dates the Funds of the Separate Account commenced operation are as follows:

Investment Company Money Market, All America, Bond and Composite Funds—January 1, 1985; DWS Capital Growth VIP, Bond VIP and International VIP and American Century VP Capital Appreciation Fund—January 3, 1989; Calvert VP SRI Balanced Portfolio (Formerly named Calvert Variable Series, Inc., Social Balanced Portfolio)—May 13, 1991; Investment Company Equity Index, Mid-Term Bond Fund—February 5, 1993; Fidelity VIP Equity-Income, Contrafund® and Asset Manager(SM) Portfolios—May 1, 1995; Investment Company Mid-Cap Equity Index Fund—May 3, 1999; Investment Company Conservative, Moderate and Aggressive Allocation Funds—May 20, 2003; Investment Company Small Cap Growth, Small Cap Value and Mid Cap Value Funds—July 1, 2005; and Investment Company International Fund and Retirement Funds—November 5, 2007. Fidelity VIP Mid Cap, Vanguard Variable Insurance Funds Diversified Value & International Portfolios, and Oppenheimer Main Street Fund®/VA were made available July 1, 2005.

PRIVACY NOTICE

We are providing this Privacy Notice on behalf of Mutual of America Life Insurance Company and its Separate Accounts. By law, we have the right to modify this policy at any time, but if we do change it, we will notify you in advance. Under applicable laws and regulations, we are required to send you our Privacy Notice annually.

Information Collection

•  We collect and use information about you in order to provide you with insurance, annuity, and pension products and services.

•  We obtain most of this information directly from you, primarily from the applications you complete when you apply for our products and services, and from your transactions with us. If we need additional information, we may obtain it from other parties including employers, adult family members, other insurers, consumer reporting agencies and medical care providers.

Information Protection

•  To guard your personal information, we maintain physical, electronic and procedural safeguards that comply with federal and state laws and regulations.

•  All of our employees are required to protect the confidentiality of our customers' personal information, and they may not access that information unless there is a legitimate business reason for doing so, such as responding to a customer request.

•  Our strict policies for protecting personal information apply to current and former customers.

•  Our website Privacy Policy can be found on the Internet at mutualofamerica.com.

•  We have appointed a senior officer of the Company to monitor compliance with the Company's Privacy Policy.

Information Disclosure

•  We will not sell your personal information to anyone.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, for marketing purposes.

•  We will not disclose your personal information to anyone, including our affiliates and subsidiaries, except as permitted by law. For example, we may disclose your personal information to our affiliates, subsidiaries and any other entities that provide services to us so that we can effect, maintain or administer your business and respond to your questions or requests. In addition, if you are a participant under one of our group annuity contracts through your employer or former employer pension or retirement savings plan, we may disclose your personal information to other entities that have been authorized by the employer or plan administrator to receive such information in order to carry out administrative tasks under the plan.

It is our policy that the recipients of such information shall protect the information and use it only for the purpose stipulated.

For More Information

If you have any questions about Mutual of America's Privacy Policy, or wish to obtain a copy of your personal information or to inform us of any incorrect information in our records, please contact your Regional Office, or write to the Privacy Officer at Mutual of America Life Insurance Company, 320 Park Avenue, New York, NY 10022-6839.

* * *

We may be obligated to provide Contractholder transaction data to the Underlying Funds as required by applicable laws and regulations.

MUTUAL OF AMERICA
LIFE INSURANCE COMPANY

320 PARK AVENUE
NEW YORK, NY 10022-6839

www.mutualofamerica.com

STATEMENT OF ADDITIONAL INFORMATION
FOR
VARIABLE ACCUMULATION AND GROUP ANNUITY CONTRACTS

Issued By

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

320 Park Avenue
New York, New York 10022-6839
Through its

SEPARATE ACCOUNT NO. 2

This Statement of Additional Information ("SAI") expands upon subjects we discuss in the current Prospectuses for the Contracts that we offer ("Contracts").

You may obtain a copy of the Prospectus, dated May 1, 2011, by calling 1-800-468-3785 or by writing to Mutual of America Life Insurance Company, 320 Park Avenue, New York, New York 10022-6839. The Prospectus contains definitions of various terms, and we incorporate those terms by reference into this Statement of Additional Information.

This Statement Of Additional Information Is Not A Prospectus And You Should Read It In Conjunction With The Prospectus For The Contracts.

Dated: May 1, 2011

DISTRIBUTION OF THE CONTRACTS

We offer the Contracts for sale on a continuous basis through certain of our employees. The only compensation we pay for sales of the Contracts is in the form of salary and incentive compensation if Mutual of America Life Insurance Company's (the "Company") annual goals and objectives are met. There are no commissions or fees payable to other persons or entities for sales of the Contracts. The registered representatives who sell the Contracts are eligible to receive a yearly cash incentive payment based in part on aggregate sales by all representatives in the representative's office compared to sales targets we established for the office in that year. Representatives and certain staff from the top five regional offices will receive a trip to a conference site in the United States or its territories to attend a sales meeting. We also serve as principal underwriter of the Contracts.

We are registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and are a member of the Financial Industries Regulatory Authority ("FINRA"). All persons engaged in selling the Contracts are our licensed agents and are duly qualified registered representatives.

We have no arrangements with any persons or entities to permit frequent transfers of contract value and no such arrangements are permitted.

CALCULATION OF ACCUMULATION UNIT VALUES

When a Participant allocates or transfers Account Balance to a Separate Account Fund, the Participant's interest in the Fund is represented by Accumulation Units. Each Fund's Accumulation Units have a different value, based on the value of the Fund's investment in shares of the related Underlying Fund and the charges we deduct from the Separate Account. If any plans are eligible for the Reduced Fee as set forth in the Prospectus, a particular Separate Account Fund will have Accumulation Unit values which reflect Separate Account charges applicable to plans that are not eligible for the Reduced Fee, and will also have Accumulation Units which reflect Separate Account charges for plans that are eligible for the Reduced Fee. To determine the change in a Fund's Accumulation Unit value from the close of one Valuation Day to the close of the next Valuation Day (which we call a Valuation Period), we use an Accumulation Unit Change Factor.

For Separate Account Funds that invest in shares of the Investment Company Funds, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a)  the ratio of (i) the asset value of the Underlying Fund at the end of the current Valuation Period before any amounts are allocated to or withdrawn from the Fund with respect to that Valuation Period, to (ii) the asset value of the Underlying Fund at the end of the preceding Valuation Period, after all allocations and withdrawals were made for that period, divided by

(b)  1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

For Separate Account Funds that invest in shares of the Fidelity, DWS, Vanguard, Oppenheimer, American Century or Calvert Portfolios, the Accumulation Unit Change Factor for each Fund for any Valuation Period is:

(a)  the ratio of (i) the share value of the Underlying Fund at the end of the current Valuation Period, adjusted by the Cumulative Dividend Multiplier* for the current Valuation Period, to (ii) the share value of the Underlying Fund at the end of the preceding Valuation Period, adjusted for the Cumulative Dividend Multiplier for the preceding Valuation Period, divided by

(b)  1.000000 plus the component of the annual rate of expense risk, distribution expense and Separate Account administrative charges against the Fund's assets for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

*  The Cumulative Dividend Multiplier is calculated by dividing the share value, after a dividend distribution, into the share value without regard to the dividend distribution, multiplied by the previous Cumulative Dividend Multiplier.

YIELD AND PERFORMANCE INFORMATION

Money Market Fund

Regulations adopted by the SEC require us to disclose the current annualized yield of the Money Market Fund of the Separate Account for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses on shares of the Money Market Fund of the Investment Company or on its portfolio securities. This is called yield. The SEC also permits us to disclose the effective yield of the Money Market Fund of the Separate Account for the same seven-day period, determined on a compounded basis. This is called the effective yield.

Yield and effective yield reflect our deductions from the Separate Account Fund for administrative and distribution expenses or services and the mortality and expense risk charge accrued during the period. Because of these deductions, the yield for the Money Market Fund of the Separate Account will be lower than the yield for the Money Market Fund of the Investment Company.

From time to time, we will include quotations of the yield or performance of the Separate Account's Money Market Fund in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

A.  Yield is the net annualized yield based on a specified seven calendar-days calculated at simple interest rates. Yield is calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical preexisting account having a balance of one accumulation unit at the beginning of the period and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return. The yield is annualized by multiplying the base period return by 365/7. The yield figure is stated to the nearest hundredth of one percent.

B.  Effective yield is the net annualized yield for a specified seven calendar days, assuming a reinvestment of the income (compounding). Effective yield is calculated by the same method as yield, except the yield figure is compounded by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, according to the following formula:

Effective Yield = [Base Period Return + 1)365/7] – 1.

The standard current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2010 was (1.63)%. The Tier 1 Reduced Fee current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2010 was (0.83)%. The Tier 2 Reduced Fee current yield of the Money Market Fund of the Separate Account for the seven-day period ended December 31, 2010 was (0.95)%.

Yield and effective yield are based on historical earnings and show the performance of a hypothetical investment. The yield on amounts held in the Money Market Fund of the Separate Account normally will fluctuate on a daily basis, and therefore the yield for any past period is not an indication or representation of future yield. The Money Market Fund's actual yield and effective yield are affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund of the Investment Company, the types and quality of portfolio securities held by the Money Market Fund of the Investment Company, and its operating expenses.

When communicating total return to current or prospective Participants, we also may compare the Money Market Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

Funds Other Than Money Market

From time to time, we may include quotations of a Fund's total return in advertisements, sales literature or shareholder reports. These performance figures are calculated in the following manner:

Average Annual Total Return is the average annual compounded rate of return for the periods of one year, five years and ten years, if applicable, all ended on the date of a recent calendar quarter. In addition, the total return for the life of the Fund is given. Total return quotations reflect changes in the price of a Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Total return is calculated by finding the average annual compounded rates of return of a hypothetical investment over such periods, according to the following formula (total return is then expressed as a percentage):

T = (ERV/P)1/n – 1.

Where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value: ERV is the value, at the end of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

See "Performance Information for the Separate Accounts" in the Prospectus.

Average Annual Total Returns (Standard)*
For the Periods Ended December 31, 2010

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	13.50%	1.11%	0.28%	6.63%	02/05/93
Investment Company All America	16.58%	1.87%	0.04%	8.82%	01/01/85
Investment Company Small Cap Value	26.42%	5.17%	N/A	6.01%	07/01/05
Investment Company Small Cap Growth	31.91%	5.14%	N/A	5.60%	07/01/05
Investment Company Mid Cap Value	17.72%	2.29%	N/A	3.24%	07/01/05
Investment Company Mid-Cap Equty Index	24.99%	4.48%	5.85%	7.23%	05/03/99
Investment Company International	7.21%	N/A	N/A	(8.09)%	11/05/07
Investment Company Composite	9.88%	2.83%	1.40%	7.14%	01/01/85
Investment Company Retirement Income	7.93%	N/A	N/A	3.45%	11/05/07
Investment Company 2010 Retirement	10.23%	N/A	N/A	1.92%	11/05/07
Investment Company 2015 Retirement	11.13%	N/A	N/A	1.00%	11/05/07
Investment Company 2020 Retirement	12.75%	N/A	N/A	0.27%	11/05/07
Investment Company 2025 Retirement	14.32%	N/A	N/A	(0.45)%	11/05/07
Investment Company 2030 Retirement	15.41%	N/A	N/A	(0.62)%	11/05/07
Investment Company 2035 Retirement	16.46%	N/A	N/A	(1.47)%	11/05/07
Investment Company 2040 Retirement	17.18%	N/A	N/A	(1.23)%	11/05/07
Investment Company 2045 Retirement	17.37%	N/A	N/A	(1.36)%	11/05/07
Investment Company Conservative Allocation	8.22%	4.35%	N/A	4.14%	05/20/03
Investment Company Moderate Allocation	11.95%	4.04%	N/A	5.49%	05/20/03
Investment Company Aggressive Allocation	15.82%	3.53%	N/A	6.45%	05/20/03
Investment Company Money Market	(1.17)%	1.44%	1.33%	3.42%	01/01/85
Investment Company Mid-Term Bond	5.83%	5.25%	4.71%	4.45%	02/05/93
Investment Company Bond	6.18%	5.06%	4.91%	6.44%	01/01/85
DWS Capital Growth	15.52%	2.97%	(0.58)%	7.36%	01/03/89

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
DWS Bond	5.70%	0.37%	2.33%	4.70%	01/03/89
DWS International	0.58%	(0.65)%	(1.01)%	4.98%	01/03/89
Fidelity VIP Equity-Income	14.09%	0.14%	1.62%	6.00%	05/01/95
Fidelity VIP Contrafund	16.14%	2.88%	4.33%	9.20%	05/01/95
Fidelity VIP Asset Manager	13.21%	4.57%	3.13%	5.85%	05/01/95
Fidelity Mid Cap	27.65%	6.44%	N/A	8.44%	07/01/05
Vanguard Diversified Value	8.22%	0.89%	N/A	1.23%	07/01/05
Vanguard International	14.54%	5.27%	N/A	7.81%	07/01/05
Oppenheimer Main Street	14.92%	1.00%	N/A	1.98%	07/01/05
Calvert Variable Series, Inc. Social Balanced Portfolio	10.95%	0.58%	0.93%	5.17%	05/13/91
American Century VP Capital Appreciation	30.28%	9.85%	3.33%	7.72%	01/03/89

*  Returns reflect the deduction of actual standard charges in effect for the periods shown.

Average Annual Total Returns (Tier 1 Reduced Fee)**
For the Periods Ended December 31, 2010

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	14.10%	1.54%	0.51%	6.77%	02/05/93
Investment Company All America	17.19%	2.30%	0.28%	8.91%	01/01/85
Investment Company Small Cap Value	27.09%	5.62%	N/A	6.45%	07/01/05
Investment Company Small Cap Growth	32.60%	5.59%	N/A	6.05%	07/01/05
Investment Company Mid Cap Value	18.34%	2.73%	N/A	3.68%	07/01/05
Investment Company Mid-Cap Equity Index	25.64%	4.92%	6.10%	7.45%	05/03/99
Investment Company International	7.78%	N/A	N/A	(7.68)%	11/05/07
Investment Company Composite	10.46%	3.27%	1.64%	5.40%	01/01/85
Investment Company Retirement Income	8.50%	N/A	N/A	3.91%	11/05/07
Investment Company 2010 Retirement	10.81%	N/A	N/A	2.37%	11/05/07
Investment Company 2015 Retirement	11.71%	N/A	N/A	1.44%	11/05/07
Investment Company 2020 Retirement	13.34%	N/A	N/A	0.71%	11/05/07
Investment Company 2025 Retirement	14.92%	N/A	N/A	(0.01)%	11/05/07
Investment Company 2030 Retirement	16.01%	N/A	N/A	(0.18)%	11/05/07
Investment Company 2035 Retirement	17.08%	N/A	N/A	(1.04)%	11/05/07
Investment Company 2040 Retirement	17.80%	N/A	N/A	(0.80)%	11/05/07
Investment Company 2045 Retirement	17.99%	N/A	N/A	(0.93)%	11/05/07
Investment Company Conservative Allocation	8.79%	4.79%	N/A	4.46%	05/20/03
Investment Company Moderate Allocation	12.54%	4.48%	N/A	5.81%	05/20/03
Investment Company Aggressive Allocation	16.43%	3.97%	N/A	6.77%	05/20/03
Investment Company Money Market	(0.65)%	1.87%	1.57%	3.72%	01/01/85
Investment Company Mid-Term Bond	6.39%	5.70%	4.95%	4.58%	02/05/93
Investment Company Bond	6.74%	5.50%	5.15%	6.54%	01/01/85
DWS Capital Growth	16.12%	3.41%	(0.35)%	7.48%	01/03/89
DWS Bond	6.25%	0.80%	2.57%	4.81%	01/03/89
DWS International	1.11%	(0.23)%	(0.78)%	5.09%	01/03/89
Fidelity VIP Equity-Income	14.69%	0.56%	1.86%	6.16%	05/01/95
Fidelity VIP Contrafund	16.75%	3.32%	4.57%	9.36%	05/01/95
Fidelity VIP Asset Manager	13.81%	5.02%	3.37%	6.00%	05/01/95
Fidelity Mid Cap	28.32%	6.90%	N/A	8.90%	07/01/05
Vanguard Diversified Value	8.78%	1.32%	N/A	1.66%	07/01/05
Vanguard International	15.14%	5.72%	N/A	8.26%	07/01/05
Oppenheimer Main Street	15.52%	1.43%	N/A	2.41%	07/01/05
Calvert Variable Series, Inc. Social Balanced Portfolio	11.53%	1.00%	1.17%	5.38%	05/13/91
American Century VP Capital Appreciation	30.96%	10.32%	3.57%	7.84%	01/03/89

**  Returns reflect the deduction of Tier 1 Reduced Fee charges for the period August 1, 2010 through December 31, 2010, the actual Reduced Fee in effect for the period July 1, 2005 through July 31, 2010, and the actual standard charges in effect for periods prior to July 1, 2005.

Average Annual Total Returns (Tier 2 Reduced Fee)**
For the Periods Ended December 31, 2010

	One Year	Five Years	Ten Years	Life of Fund	Inception Date
Investment Company Equity Index	14.05%	1.53%	0.51%	6.77%	02/05/93
Investment Company All America	17.14%	2.30%	0.27%	12.99%	01/01/85
Investment Company Small Cap Value	27.04%	5.61%	N/A	6.45%	07/01/05
Investment Company Small Cap Growth	32.55%	5.58%	N/A	6.04%	07/01/05
Investment Company Mid Cap Value	18.29%	2.72%	N/A	3.67%	07/01/05
Investment Company Mid-Cap Equity Index	25.59%	4.91%	6.09%	6.77%	05/03/99
Investment Company International	7.73%	N/A	N/A	(7.70)%	11/05/07
Investment Company Composite	10.41%	3.26%	1.63%	5.40%	01/01/85
Investment Company Retirement Income	8.45%	N/A	N/A	3.89%	11/05/07
Investment Company 2010 Retirement	10.76%	N/A	N/A	2.35%	11/05/07
Investment Company 2015 Retirement	11.67%	N/A	N/A	1.43%	11/05/07
Investment Company 2020 Retirement	13.29%	N/A	N/A	0.69%	11/05/07
Investment Company 2025 Retirement	14.87%	N/A	N/A	(0.03)%	11/05/07
Investment Company 2030 Retirement	15.96%	N/A	N/A	(0.20)%	11/05/07
Investment Company 2035 Retirement	17.02%	N/A	N/A	(1.05)%	11/05/07
Investment Company 2040 Retirement	17.75%	N/A	N/A	(0.81)%	11/05/07
Investment Company 2045 Retirement	17.93%	N/A	N/A	(0.94)%	11/05/07
Investment Company Conservative Allocation	8.75%	4.78%	N/A	4.46%	05/20/03
Investment Company Moderate Allocation	12.49%	4.47%	N/A	5.80%	05/20/03
Investment Company Aggressive Allocation	16.38%	3.96%	N/A	6.77%	05/20/03
Investment Company Money Market	(0.69)%	1.86%	1.56%	2.73%	01/01/85
Investment Company Mid-Term Bond	6.35%	5.69%	4.95%	4.58%	02/05/93
Investment Company Bond	6.70%	5.50%	5.15%	5.06%	01/01/85
DWS Capital Growth	16.08%	3.40%	(0.35)%	7.65%	01/03/89
DWS Bond	6.21%	0.79%	2.56%	4.99%	01/03/89
DWS International	1.07%	(0.24)%	(0.79)%	5.25%	01/03/89
Fidelity VIP Equity-Income	14.64%	0.55%	1.86%	6.16%	05/01/95
Fidelity VIP Contrafund	16.70%	3.31%	4.57%	9.36%	05/01/95
Fidelity VIP Asset Manager	13.76%	5.01%	3.37%	6.00%	05/01/95
Fidelity Mid Cap	28.26%	6.89%	N/A	8.90%	07/01/05
Vanguard Diversified Value	8.74%	1.31%	N/A	1.65%	07/01/05
Vanguard International	15.10%	5.71%	N/A	8.25%	07/01/05
Oppenheimer Main Street	15.48%	1.42%	N/A	2.41%	07/01/05
Calvert Variable Series, Inc. Social Balanced Portfolio	11.49%	1.00%	1.16%	5.38%	05/13/91
American Century VP Capital Appreciation	30.90%	10.31%	3.57%	7.99%	01/03/89

**  Returns reflect the deduction of Tier 2 Reduced Fee charges for the periods August 1, 2010 through December 31, 2010, the actual Reduced Fee in effect for the period July 1, 2005 through July 31, 2010, and the actual standard charges in effect for periods prior to July 1, 2005.

The standard current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2010 was (1.63)%. The Tier 1 Reduced Fee current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2010 was (0.83)%. The Tier 1 Reduced Fee current yield of the Money Market Fund of the Separate Account for the seven day period ended December 31, 2010 was (0.95)%. (These returns do not reflect the $2 monthly charge.)

The returns for the All America Fund (previously called the "Stock Fund") prior to May 1, 1994 reflect the results of the Underlying Fund prior to a change in its investment objectives and policies and the addition of subadvisers on that date.

The inception dates are for the Funds in Separate Account No. 2.

The above figures for the Money Market and other Funds, both for average annual total return and cumulative total return, reflect charges made to the Separate Account, including a monthly service charge.

In the above table, we deducted the $2.00 monthly contract fee from each Separate Account Fund, calculated as a cost per $1,000 based on the smaller average Account Balance for all of our Contracts that invest in the Separate Account No. 2. For any Participant, the actual treatment of the monthly contract fee and its effect on total return will depend on the Participant's actual allocation of Account Balance.

If you have Account Balance in the General Account, the monthly contract fee would be deducted from the General Account, not any Separate Account Fund. Accordingly, the illustration of your Account Balance held in any of the Funds of the Separate Account would experience a higher total return than shown above. If you do not have Account Balance allocated to the General Account, but you do have Account Balance allocated to more than one Fund of the Separate Account, the fee would only be deducted from one of the Funds so that an illustration of total return figures of the other Funds would be higher than shown above.

If you do not have any Account Balance in the General Account, we will deduct the $2.00 monthly charge from your Account Balance allocated to one or more of the Separate Account Funds, in the following order:

(a)  Investment Company Money Market Fund,

(b)  Investment Company Mid-Term Bond Fund,

(c)  Investment Company Bond Fund,

(d)  DWS Bond VIP,

(e)  Investment Company Composite Fund,

(f)  Fidelity VIP Asset Manager(SM) Portfolio,

(g)  Calvert Variable Series, Inc. Social Balanced Portfolio,

(h)  Fidelity VIP Equity-Income Portfolio,

(i)  Investment Company All America Fund,

(j)  Investment Company Equity Index Fund,

(k)  Investment Company Mid-Cap Equity Index Fund,

(l)  Fidelity VIP Contrafund®,

(m)  DWS Capital Growth VIP,

(n)  DWS International VIP,

(o)  Investment Company International Fund,

(p)  American Century VP Capital Appreciation Fund,

(q)  Investment Company Conservative Allocation Fund,

(r)  Investment Company Moderate Allocation Fund,

(s)  Investment Company Aggressive Allocation Fund,

(t)  Investment Company Small Cap Value Fund,

(u)  Investment Company Small Cap Growth Fund,

(v)  Investment Company Mid Cap Value Fund,

(w)  Fidelity VIP Mid Cap Portfolio,

(x)  Oppenheimer Main Street Fund VA,

(y)  Vanguard Variable Insurance Fund Diversified Portfolio,

(z)  Vanguard Variable Insurance Fund International Portfolio,

(aa)  Retirement Income Fund,

(bb)  2010 Retirement Fund,

(cc)  2015 Retirement Fund,

(dd)  2020 Retirement Fund,

(ee)  2025 Retirement Fund,

(ff)  2030 Retirement Fund,

(gg)  2035 Retirement Fund,

(hh)  2040 Retirement Fund, and

(ii)  2045 Retirement Fund.

Performance figures are based on historical earnings and are not guaranteed to reoccur. They are not necessarily indicative of the future investment performance of a particular Fund. Total return and yield for a Fund will vary based on changes in market conditions and the performance of the Underlying Fund. Unit values will fluctuate so that, when redeemed, they may be worth more or less than their original cost.

When communicating total return to current or prospective Participants, we also may compare a Fund's figures to the performance of other variable annuity accounts tracked by mutual fund rating services or to unmanaged indices that may assume reinvestment of dividends but generally do not reflect deductions for administrative and management costs.

See "Performance Information for the Separate Accounts" in the Prospectus.

SAFEKEEPING OF SEPARATE ACCOUNT ASSETS

We hold title to the Separate Account's assets, including shares of the Underlying Funds. We maintain records of all purchases and redemptions of Underlying Fund shares by each of the Separate Account Funds.

STATE REGULATION

We are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance departments of all the other states and jurisdictions in which we do business.

We must file with the Superintendent an annual statement on a form specified by the National Association of Insurance Commissioners. We also must file with New York and other states a separate statement covering the separate accounts that we maintain, including the Separate Account. Our books and records are subject to review and examination by the Superintendent and the Superintendent's agents at all times. The Superintendent makes a full examination into our affairs at least every five years. Other states also may periodically conduct a full examination of our operations.

The laws of New York and of other states in which we are licensed to transact business specifically provide for regulation and supervision of the variable annuity activities of life insurance companies. Regulations require certain contract provisions and require us to obtain approval of contract forms. State regulation does not involve any supervision or control over the investment policies of the Separate Account, or the selection of investments therefor, except for verification that any such investments are permissible under applicable law. Generally, the states in which we do business apply the laws of New York in determining permissible investments for us.

PERIODIC REPORTS

Prior to your Annuity Commencement Date, we will provide you, at least quarterly, with a statement as of a specified date covering the period since the last statement. The statement will set forth, for the covered period:

(1)  Amounts added to your Account Balance, which will be Deferred Compensation deposits under 457 Contracts or Contributions under Thrift, IRA, FPA and TDA Contracts made by you or on your behalf, including

•  the allocation of contributed amounts to the Separate and General Accounts;

•  the date Deferred Compensation was deducted from your salary or the Contribution was made, as well as any designation of the Contribution as a Designated Roth Contribution (if permitted by your Plan); and

•  the date the amount was credited to your account.

(3)  Interest accrued on amounts allocated for you to the General Account.

(4)  The number and dollar value of Accumulation Units credited to you in each Fund of the Separate Account;

(5)  The total amounts of all withdrawals and transfers from the General Account and each Fund; and

(6)  Any change in your plan's status with respect to eligibility for the Reduced Fee.

We have advised Employers that they should remit your Contributions to us within seven days of the date the Contribution was withheld from your pay.

The statement we send to you also will specify your Account Balance available to provide a periodic benefit, cash return or death benefit. We will transmit to Participants, at least semi-annually, reports showing the financial condition of the Separate Account and showing the schedules of investments held in each Underlying Fund.

LEGAL PROCEEDINGS

We are engaged in litigation of various kinds, which in our judgment is not of material importance in relation to our total assets. There are no legal proceedings pending to which the Separate Account is a party.

LEGAL MATTERS

All matters of applicable state law pertaining to the Contracts, including our right to issue the Contracts and certain legal matters relating to Federal securities laws, have been passed upon by James J. Roth, Executive Vice President and General Counsel of Mutual of America.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The statements of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2010 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein.

The consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries (the "Company") as of December 31, 2010 and 2009, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2010, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report, dated March 18, 2011, covering the December 31, 2010, 2009 and 2008 consolidated statutory statements referred to above contains an explanatory paragraph that states that the Company prepared the consolidated statutory financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differs from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report referred to above states that the consolidated statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that the consolidated statutory financial statements are presented fairly, in all material respects, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department. Further, the audit report contains an additional explanatory paragraph that states that in 2009, the Company changed its accounting for electronic data processing equipment, evaluation and classification of other than temporary impairment losses for certain investments and net deferred income tax assets that can be treated as an admitted asset, in accordance with amendments to Regulation No. 172 by the State of New York Insurance Department.

ADDITIONAL INFORMATION

We have filed with the SEC a registration statement under the Securities Act of 1933, as amended, concerning the Contracts. Not all of the information set forth in the registration statement, amendments and exhibits thereto has been included in this Statement of Additional Information or in the current Prospectus for the Contracts. Statements contained herein concerning the content of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of those documents, reference should be made to the materials filed with the SEC. The SEC has an Internet web site at http://www.sec.gov, or you may write to the SEC's Public Reference Section, 100 F Street, NE, Washington, DC 20549-6009 and obtain copies upon payment of a duplicating fee.

FINANCIAL STATEMENTS

The statements of assets and liabilities of Mutual of America Separate Account No. 2 as of December 31, 2010 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein.

The consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries (the "Company") as of December 31, 2010 and 2009, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three-year period ended December 31, 2010, have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report, dated March 18, 2011, covering the December 31, 2010, 2009 and 2008 consolidated statutory statements referred to above contains an explanatory paragraph that states that the Company prepared the consolidated statutory financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differs from U.S. generally accepted accounting principles. Accordingly, the KPMG LLP audit report referred to above states that the consolidated statutory financial statements are not presented fairly in conformity with U.S. generally accepted accounting principles and further states that the consolidated statutory financial statements are presented fairly, in all material respects, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department. Further, the audit report contains an additional explanatory paragraph that states that in 2009, the Company changed its accounting for electronic data processing equipment, evaluation and classification of other than temporary impairment losses for certain investments and net deferred income tax assets that can be treated as an admitted asset, in accordance with amendments to Regulation No. 172 by the State of New York Insurance Department.

When you allocate Account Balance to the Separate Account Funds, the value of the Account Balance in those Funds is impacted primarily by the investment results of the Underlying Fund(s).

Financial statements of the Separate Account for 2010 are included as follows:

Financial Statements of Mutual of America for 2010, 2009 and 2008 are included as follows:

You should consider our financial statements included in this Statement of Additional Information as bearing on our ability to meet our obligations under the Contracts and to support our General Account.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of Mutual of America Life Insurance Company and Contract Owners of Mutual of America Separate Account No. 2:

We have audited the accompanying statements of assets and liabilities of Mutual of America Separate Account No. 2 (comprised of the sub-accounts listed in note 1 and collectively referred to as the "Separate Account") as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the underlying mutual funds or their transfer agents. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mutual of America Separate Account No. 2 as of December 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
April 28, 2011

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010

	Investment Company
	Equity Index Fund	All America Fund	Small Cap Value Fund
Investments in Mutual of America Investment Corporation at market value (Cost: Equity Index Fund—$291,233,561 All America Fund—$247,052,495 Small Cap Value Fund—$145,013,946) (Notes 1 and 2)	$320,973,835	$206,599,029	$158,715,747
Due From (To) Mutual of America General Account	(342,292)	3,194,990	(100,267)
Net Assets	$320,631,543	$209,794,019	$158,615,480
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2010	$58,578,234	$35,898,541	$26,624,979
Units Outstanding at December 31, 2010	18,116,393	3,693,003	18,867,535
Unit Value at December 31, 2010	$3.23	$9.72	$1.41
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2010	$51,403,397	$29,329,039	$27,494,457
Units Outstanding at December 31, 2010	15,903,916	3,018,374	19,492,067
Unit Value at December 31, 2010	$3.23	$9.72	$1.41
Standard Units:
Net Assets at December 31, 2010	$210,649,912	$144,566,439	$104,496,044
Units Outstanding at December 31, 2010	66,678,604	15,221,730	75,792,346
Unit Value at December 31, 2010	$3.16	$9.50	$1.38

	Investment Company
	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund	Composite Fund
Investments in Mutual of America Investment Corporation at market value (Cost: Small Cap Growth Fund—$147,810,136 Mid Cap Value Fund—$26,329,253 Mid-Cap Equity Index Fund—$205,207,153 Composite Fund—$152,364,329) (Notes 1 and 2)	$165,817,393	$28,207,181	$239,042,217	$144,651,731
Due From (To) Mutual of America General Account	(156,302)	53,441	1,197,763	3,659,098
Net Assets	$165,661,091	$28,260,622	$240,239,980	$148,310,829
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2010	$27,520,330	$4,541,476	$41,035,846	$25,046,547
Units Outstanding at December 31, 2010	19,919,736	3,721,804	17,743,351	3,856,346
Unit Value at December 31, 2010	$1.38	$1.22	$2.31	$6.49
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2010	$28,150,113	$4,667,994	$41,315,137	$19,112,118
Units Outstanding at December 31, 2010	20,384,142	3,827,081	17,871,407	2,943,756
Unit Value at December 31, 2010	$1.38	$1.22	$2.31	$6.49
Standard Units:
Net Assets at December 31, 2010	$109,990,648	$19,051,152	$157,888,997	$104,152,164
Units Outstanding at December 31, 2010	81,486,386	15,980,191	69,873,518	16,412,864
Unit Value at December 31, 2010	$1.35	$1.19	$2.26	$6.35

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010

	Investment Company
	International Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund
Investments in Mutual of America Investment Corporation at market value (Cost: International Fund—$8,753,891 Money Market Fund—$74,465,557 Mid-Term Bond Fund—$120,380,970 Bond Fund—$174,887,094 (Notes 1 and 2)	$9,282,482	$76,479,336	$127,821,670	$179,414,245
Due From (To) Mutual of America General Account	(722,185)	(26,309)	170,347	(437,188)
Net Assets	$8,560,297	$76,453,027	$127,992,017	$178,977,057
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2010	$1,398,104	$12,290,451	$22,866,178	$30,095,128
Units Outstanding at December 31, 2010	1,799,862	4,744,747	10,248,703	5,497,333
Unit Value at December 31, 2010	$0.78	$2.59	$2.23	$5.47
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2010	$2,023,870	$12,804,775	$22,064,146	$31,505,326
Units Outstanding at December 31, 2010	2,606,481	4,945,561	9,892,772	5,756,980
Unit Value at December 31, 2010	$0.78	$2.59	$2.23	$5.47
Standard Units:
Net Assets at December 31, 2010	$5,138,323	$51,357,801	$83,061,693	$117,376,603
Units Outstanding at December 31, 2010	6,707,092	20,295,491	38,103,809	21,944,659
Unit Value at December 31, 2010	$0.77	$2.53	$2.18	$5.35

	Investment Company
	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund
Investments in Mutual of America Investment Corporation at market value (Cost: Retirement Income Fund—$9,339,582 2010 Retirement Fund—$11,900,751 2015 Retirement Fund—$45,390,347) (Notes 1 and 2)	$9,960,872	$13,241,550	$51,276,187
Due From (To) Mutual of America General Account	29,701	(5,208)	4,943
Net Assets	$9,990,573	$13,236,342	$51,281,130
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2010	$1,994,650	$3,345,955	$9,476,390
Units Outstanding at December 31, 2010	1,767,204	3,146,848	9,224,775
Unit Value at December 31, 2010	$1.13	$1.06	$1.03
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2010	$1,349,723	$2,312,408	$7,992,013
Units Outstanding at December 31, 2010	1,196,354	2,175,772	7,783,182
Unit Value at December 31, 2010	$1.13	$1.06	$1.03
Standard Units:
Net Assets at December 31, 2010	$6,646,200	$7,577,979	$33,812,727
Units Outstanding at December 31, 2010	5,970,936	7,226,703	33,376,529
Unit Value at December 31, 2010	$1.11	$1.05	$1.01

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010

	Investment Company
	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund
Investments in Mutual of America Investment Corporation at market value (Cost: 2020 Retirement Fund—$49,806,775 2025 Retirement Fund—$40,894,789 2030 Retirement Fund—$32,717,938) (Notes 1 and 2)	$56,441,788	$47,963,461	$39,136,602
Due From (To) Mutual of America General Account	57,454	223,084	(44,029)
Net Assets	$56,499,242	$48,186,545	$39,092,573
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2010	$12,390,375	$9,278,485	$6,931,850
Units Outstanding at December 31, 2010	12,436,090	9,410,629	7,036,597
Unit Value at December 31, 2010	$1.00	$0.99	$0.99
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2010	$10,148,815	$7,413,661	$8,604,834
Units Outstanding at December 31, 2010	10,190,791	7,522,542	8,738,693
Unit Value at December 31, 2010	$1.00	$0.99	$0.98
Standard Units:
Net Assets at December 31, 2010	$33,960,052	$31,494,399	$23,555,889
Units Outstanding at December 31, 2010	34,562,547	32,390,381	24,246,528
Unit Value at December 31, 2010	$0.98	$0.97	$0.97
	Investment Company
	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund
Investments in Mutual of America Investment Corporation at market value (Cost: 2035 Retirement Fund—$26,293,204 2040 Retirement Fund—$23,652,764 2045 Retirement Fund—$28,180,064) (Notes 1 and 2)	$31,175,840	$28,401,521	$33,353,239
Due From (To) Mutual of America General Account	(8,542)	(5,026)	53,787
Net Assets	$31,167,298	$28,396,495	$33,407,026
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2010	$6,553,882	$5,773,033	$6,134,834
Units Outstanding at December 31, 2010	6,773,058	5,981,438	6,395,675
Unit Value at December 31, 2010	$0.97	$0.97	$0.96
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2010	$5,269,076	$4,895,890	$7,205,384
Units Outstanding at December 31, 2010	5,447,706	5,074,807	7,515,065
Unit Value at December 31, 2010	$0.97	$0.96	$0.96
Standard Units:
Net Assets at December 31, 2010	$19,344,340	$17,727,572	$20,066,808
Units Outstanding at December 31, 2010	20,270,839	18,624,471	21,212,606
Unit Value at December 31, 2010	$0.95	$0.95	$0.95

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010

	Investment Company
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investments in Mutual of America Investment Corporation at market value (Cost: Conservative Allocation Fund—$33,474,812 Moderate Allocation Fund—$108,411,692 Aggressive Allocation Fund—$96,790,182) (Notes 1 and 2)	$35,890,062	$119,599,297	$106,294,255
Due From (To) Mutual of America General Account	(17,362)	(51,501)	(185,811)
Net Assets	$35,872,700	$119,547,796	$106,108,444
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2010	$6,114,595	$21,386,168	$17,606,643
Units Outstanding at December 31, 2010	4,383,238	13,905,651	10,681,128
Unit Value at December 31, 2010	$1.39	$1.54	$1.65
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2010	$6,263,754	$21,505,217	$21,341,329
Units Outstanding at December 31, 2010	4,491,785	13,988,270	12,951,714
Unit Value at December 31, 2010	$1.39	$1.54	$1.65
Standard Units:
Net Assets at December 31, 2010	$23,494,351	$76,656,411	$67,160,472
Units Outstanding at December 31, 2010	17,238,954	51,013,165	41,698,365
Unit Value at December 31, 2010	$1.36	$1.50	$1.61

	Fidelity
	VIP Equity-Income Fund	VIP Asset Manager Fund	VIP Contrafund	VIP Mid Cap Fund
Investments in Fidelity VIP Portfolios at market value (Cost: Fidelity VIP Equity-Income Fund—$223,278,443 Fidelity VIP Asset Manager Fund—$114,827,348 Fidelity VIP Contrafund—$519,902,550 Fidelity VIP Mid Cap Fund—$131,604,896) (Notes 1 and 2)	$198,588,274	$118,834,727	$513,174,321	$148,801,402
Due From (To) Mutual of America General Account	39,272	48,016	400,562	305,594
Net Assets	$198,627,546	$118,882,743	$513,574,883	$149,106,996
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2010	$37,141,730	$22,132,537	$90,158,989	$22,258,408
Units Outstanding at December 31, 2010	892,404	631,763	1,938,872	455,052
Unit Value at December 31, 2010	$41.62	$35.03	$46.50	$48.91
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2010	$33,493,241	$21,392,967	$82,437,678	$25,510,650
Units Outstanding at December 31, 2010	805,089	610,919	1,773,590	521,768
Unit Value at December 31, 2010	$41.60	$35.02	$46.48	$48.89
Standard Units:
Net Assets at December 31, 2010	$127,992,575	$75,357,239	$340,978,216	$101,337,938
Units Outstanding at December 31, 2010	3,147,630	2,201,692	7,505,426	2,120,538
Unit Value at December 31, 2010	$40.66	$34.23	$45.43	$47.79

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010

	Vanguard		DWS
	VIF Diversified Value Fund	VIF International Fund	Bond Fund	Capital Growth Fund
Investments in Vanguard Portfolios and DWS Variable Series I Portfolios at market value (Cost: Vanguard VIF Diversified Value Fund—$75,849,517 Vanguard VIF International Fund—$156,962,512 DWS Bond Fund—$43,975,183 DWS Capital Growth Fund—$183,380,219) (Notes 1 and 2)	$70,580,534	$160,940,428	$40,120,708	$219,844,383
Due From (To) Mutual of America General Account	(18,164)	92,032	40,589	281,027
Net Assets	$70,562,370	$161,032,460	$40,161,297	$220,125,410
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2010	$11,522,399	$27,833,086	$7,430,782	$41,997,256
Units Outstanding at December 31, 2010	752,942	1,216,249	413,775	1,012,270
Unit Value at December 31, 2010	$15.30	$22.88	$17.96	$41.49
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2010	$12,669,086	$32,129,603	$7,593,199	$30,939,288
Units Outstanding at December 31, 2010	828,196	1,404,542	422,969	746,032
Unit Value at December 31, 2010	$15.30	$22.88	$17.95	$41.47
Standard Units:
Net Assets at December 31, 2010	$46,370,885	$101,069,771	$25,137,316	$147,188,866
Units Outstanding at December 31, 2010	3,101,244	4,520,160	1,432,732	3,630,939
Unit Value at December 31, 2010	$14.95	$22.36	$17.55	$40.54

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2010

	DWS	Oppenheimer	American Century	Calvert
	International Fund	VA Main Street Fund	VP Capital Appreciation Fund	VP SRI Balanced Fund
Investments in DWS International Fund, Oppenheimer VA Main Street Fund, American Century VP Capital Appreciation Fund and Calvert VP SRI Balanced Fund at market value (Cost: DWS International Fund—$100,592,504 Oppenheimer VA Main Street Fund—$15,851,510 American Century VP Capital Appreciation Fund—$167,883,510 Calvert VP SRI Balanced Fund—$87,375,711) (Notes 1 and 2)	$96,954,326	$16,958,059	$226,747,072	$83,815,447
Due From (To) Mutual of America General Account	(22,518)	27,615	(51,262)	218,178
Net Assets	$96,931,808	$16,985,674	$226,695,810	$84,033,625
Tier 1 Reduced Fee Units:
Net Assets at December 31, 2010	$16,472,813	$3,451,296	$37,697,719	$10,802,524
Units Outstanding at December 31, 2010	890,255	147,925	1,410,080	2,975,870
Unit Value at December 31, 2010	$18.50	$23.33	$26.73	$3.63
Tier 2 Reduced Fee Units:
Net Assets at December 31, 2010	$16,540,577	$3,052,921	$35,148,511	$13,743,563
Units Outstanding at December 31, 2010	894,270	130,902	1,315,294	3,787,490
Unit Value at December 31, 2010	$18.50	$23.32	$26.72	$3.63
Standard Units:
Net Assets at December 31, 2010	$63,918,418	$10,481,457	$153,849,580	$59,487,538
Units Outstanding at December 31, 2010	3,535,353	459,788	5,889,732	16,772,281
Unit Value at December 31, 2010	$18.08	$22.80	$26.12	$3.55

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2010

	Investment Company
	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund	Mid-Cap Equity Index Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$5,097,766	$2,483,816	$1,517,276	$—	$299,335	$2,238,967
Expenses (Note 3)	2,493,386	1,674,859	1,154,826	1,153,495	200,328	1,783,205
Net Investment Income (Loss)	2,604,380	808,957	362,450	(1,153,495)	99,007	455,762
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	325,162	(7,206,527)	(317,507)	(1,000,262)	(57,845)	601,224
Realized gain distributions	—	—	—	—	—	5,825,094
Net realized gain (loss) on investments	325,162	(7,206,527)	(317,507)	(1,000,262)	(57,845)	6,426,318
Net change in unrealized appreciation (depreciation) on investments	35,837,994	36,786,542	32,429,385	40,520,983	3,892,095	40,021,634
Net Realized and Unrealized Gain (Loss) on Investments	36,163,156	29,580,015	32,111,878	39,520,721	3,834,250	46,447,952
Net Increase (Decrease) in Net Assets Resulting From Operations	$38,767,536	$30,388,972	$32,474,328	$38,367,226	$3,933,257	$46,903,714
	Investment Company
	Composite Fund	International Fund	Money Market Fund	Mid-Term Bond Fund	Bond Fund	Retirement Income Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$3,602,531	$233,941	$—	$4,110,311	$6,214,809	$157,594
Expenses (Note 3)	1,253,937	53,823	684,702	1,023,238	1,430,535	65,379
Net Investment Income (Loss)	2,348,594	180,118	(684,702)	3,087,073	4,784,274	92,215
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(1,788,133)	(2,120)	403,095	696,781	696,527	145,628
Realized gain distributions	—	—	—	273,893	—	95,889
Net realized gain (loss) on investments	(1,788,133)	(2,120)	403,095	970,674	696,527	241,517
Net change in unrealized appreciation (depreciation) on investments	13,073,167	463,852	(514,104)	2,460,242	4,025,937	231,456
Net Realized and Unrealized Gain (Loss) on Investments	11,285,034	461,732	(111,009)	3,430,916	4,722,464	472,973
Net Increase (Decrease) in Net Assets Resulting From Operations	$13,633,628	$641,850	$(795,711)	$6,517,989	$9,506,738	$565,188

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2010

	Investment Company
	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$18,443	$42,087	$27,633	$58,431	$64,333	$55,072
Expenses (Note 3)	95,397	351,691	353,788	300,511	237,953	182,927
Net Investment Income (Loss)	(76,954)	(309,604)	(326,155)	(242,080)	(173,620)	(127,855)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	146,668	123,822	95,868	110,168	74,879	36,825
Realized gain distributions	49,192	50,909	76,089	45,298	24,586	20,083
Net realized gain (loss) on investments	195,860	174,731	171,957	155,466	99,465	56,908
Net change in unrealized appreciation (depreciation) on investments	998,679	4,483,631	5,510,427	5,122,225	4,490,945	3,764,862
Net Realized and Unrealized Gain (Loss) on Investments	1,194,539	4,658,362	5,682,384	5,277,691	4,590,410	3,821,770
Net Increase (Decrease) in Net Assets Resulting From Operations	$1,117,585	$4,348,758	$5,356,229	$5,035,611	$4,416,790	$3,693,915

	Investment Company
	2040 Retirement Fund	2045 Retirement Fund	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$52,074	$52,819	$973	$159,656	$288,264
Expenses (Note 3)	165,905	189,124	255,302	882,608	786,634
Net Investment Income (Loss)	(113,831)	(136,305)	(254,329)	(722,952)	(498,370)
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	52,040	569,649	90,267	164,481	(23,268)
Realized gain distributions	19,692	20,353	149,270	465,786	—
Net realized gain (loss) on investments	71,732	590,002	239,537	630,267	(23,268)
Net change in unrealized appreciation (depreciation) on investments	3,597,090	3,687,834	2,375,865	12,225,496	14,691,653
Net Realized and Unrealized Gain (Loss) on Investments	3,668,822	4,277,836	2,615,402	12,855,763	14,668,385
Net Increase (Decrease) in Net Assets Resulting From Operations	$3,554,991	$4,141,531	$2,361,073	$12,132,811	$14,170,015

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2010

	Fidelity			Vanguard
	VIP Equity-Income Fund	VIP Asset Manager Fund	VIP Contrafund	VIP Mid Cap Fund	VIF Diversified Value Fund	VIF International Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$3,372,476	$1,900,965	$5,833,098	$483,454	$1,551,324	$2,126,970
Expenses (Note 3)	1,359,280	814,780	3,497,963	893,117	549,723	1,160,605
Net Investment Income (Loss)	2,013,196	1,086,185	2,335,135	(409,663)	1,001,601	966,365
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(2,886,390)	(231,213)	(3,056,623)	(185,927)	(773,121)	(975,761)
Realized gain distributions	—	575,296	212,446	378,268	—	—
Net realized gain (loss) on investments	(2,886,390)	344,083	(2,844,177)	192,341	(773,121)	(975,761)
Net change in unrealized appreciation (depreciation) on investments	25,775,774	12,509,695	72,554,316	29,284,157	5,041,799	20,138,005
Net Realized and Unrealized Gain (Loss) on Investments	22,889,384	12,853,778	69,710,139	29,476,498	4,268,678	19,162,244
Net Increase (Decrease) in Net Assets Resulting From Operations	$24,902,580	$13,939,963	$72,045,274	$29,066,835	$5,270,279	$20,128,609
	DWS			Oppenheimer	American Century	Calvert
	Bond Fund	Capital Growth Fund	International Fund	VA Main Street Fund	VP Capital Appreciation Fund	VP SRI Balanced Fund
Investment Income and Expenses:
Dividend Income (Note 1)	$1,680,670	$1,842,934	$2,132,899	$147,276	$—	$1,143,179
Expenses (Note 3)	331,814	1,725,116	829,190	121,616	1,153,784	687,888
Net Investment Income (Loss)	1,348,856	117,818	1,303,709	25,660	(1,153,784)	455,291
Net Realized and Unrealized Gain (Loss) on Investments (Note 1):
Net realized gain (loss) on investment transactions	(290,142)	1,080,364	(1,351,733)	(69,207)	1,489,087	(394,405)
Realized gain distributions	—	—	—	—	—	—
Net realized gain (loss) on investments	(290,142)	1,080,364	(1,351,733)	(69,207)	1,489,087	(394,405)
Net change in unrealized appreciation (depreciation) on investments	1,180,351	28,978,959	209,018	2,166,504	50,574,623	8,305,166
Net Realized and Unrealized Gain (Loss) on Investments	890,209	30,059,323	(1,142,715)	2,097,297	52,063,710	7,910,761
Net Increase (Decrease) in Net Assets Resulting From Operations	$2,239,065	$30,177,141	$160,994	$2,122,957	$50,909,926	$8,366,052

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Equity Index Fund		All America Fund		Small Cap Value Fund
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,604,380	$2,723,143	$808,957	$2,108,324	$362,450	$497,538
Net realized gain (loss) on investments	325,162	(14,811,700)	(7,206,527)	(19,606,353)	(317,507)	(3,832,501)
Net change in unrealized appreciation (depreciation) on investments	35,837,994	69,239,860	36,786,542	55,334,472	32,429,385	29,176,193
Net Increase (Decrease) in net assets resulting from operations	38,767,536	57,151,303	30,388,972	37,836,443	32,474,328	25,841,230
From Unit Transactions:
Contributions	33,531,427	31,251,253	15,329,104	13,697,412	14,942,547	12,100,114
Withdrawals	(25,721,076)	(17,935,752)	(18,112,218)	(12,602,312)	(12,124,224)	(7,532,027)
Net transfers	(13,055,715)	(7,458,207)	(10,723,019)	(9,985,490)	4,634,870	(3,008,820)
Contract fees	(78,196)	(85,219)	(66,027)	(71,528)	(15,024)	(16,018)
Net Increase (Decrease) from unit transactions	(5,323,560)	5,772,075	(13,572,160)	(8,961,918)	7,438,169	1,543,249
Net Increase (Decrease) in Net Assets	33,443,976	62,923,378	16,816,812	28,874,525	39,912,497	27,384,479
Net Assets:
Beginning of Year	287,187,567	224,264,189	192,977,207	164,102,682	118,702,983	91,318,504
End of Year	$320,631,543	$287,187,567	$209,794,019	$192,977,207	$158,615,480	$118,702,983
	Investment Company
	Small Cap Growth Fund		Mid-Cap Value Fund		Mid-Cap Equity Index Fund
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,153,495)	$(740,959)	$99,007	$127,294	$455,762	$742,388
Net realized gain (loss) on investments	(1,000,262)	(4,355,355)	(57,845)	(853,171)	6,426,318	(9,665,132)
Net change in unrealized appreciation (depreciation) on investments	40,520,983	29,285,847	3,892,095	4,398,733	40,021,634	55,899,306
Net Increase (Decrease) in net assets resulting from operations	38,367,226	24,189,533	3,933,257	3,672,856	46,903,714	46,976,562
From Unit Transactions:
Contributions	14,960,990	12,527,794	5,593,106	3,896,802	25,149,746	21,380,311
Withdrawals	(11,833,108)	(7,192,393)	(1,906,058)	(1,451,689)	(18,744,359)	(11,202,381)
Net transfers	8,016,177	(4,061,923)	687,429	80,419	(1,916,832)	2,247,646
Contract fees	(1,943)	(1,586)	(1,056)	(1,027)	(35,516)	(36,598)
Net Increase (Decrease) from unit transactions	11,142,116	1,271,892	4,373,421	2,524,505	4,453,039	12,388,978
Net Increase (Decrease) in Net Assets	49,509,342	25,461,425	8,306,678	6,197,361	51,356,753	59,365,540
Net Assets:
Beginning of Year	116,151,749	90,690,324	19,953,944	13,756,583	188,883,227	129,517,687
End of Year	$165,661,091	$116,151,749	$28,260,622	$19,953,944	$240,239,980	$188,883,227

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	Composite Fund		International Fund		Money Market Fund
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,348,594	$2,842,000	$180,118	$85,142	$(684,702)	$(714,954)
Net realized gain (loss) on investments	(1,788,133)	(5,659,564)	(2,120)	(69,355)	403,095	(4,066,212)
Net change in unrealized appreciation (depreciation) on investments	13,073,167	24,364,606	463,852	758,136	(514,104)	3,930,803
Net Increase (Decrease) in net assets resulting from operations	13,633,628	21,547,042	641,850	773,923	(795,711)	(850,363)
From Unit Transactions:
Contributions	9,293,351	8,941,733	3,787,924	2,596,248	13,320,414	17,191,359
Withdrawals	(13,554,795)	(12,473,012)	(551,224)	(186,222)	(9,482,002)	(14,127,241)
Net transfers	(4,761,651)	(5,710,538)	(514,415)	298,353	(10,131,041)	(45,369,708)
Contract fees	(58,754)	(67,160)	(525)	(390)	(95,778)	(109,591)
Net Increase (Decrease) from unit transactions	(9,081,849)	(9,308,977)	2,721,760	2,707,989	(6,388,407)	(42,415,181)
Net Increase (Decrease) in Net Assets	4,551,779	12,238,065	3,363,610	3,481,912	(7,184,118)	(43,265,544)
Net Assets:
Beginning of Year	143,759,050	131,520,985	5,196,687	1,714,775	83,637,145	126,902,689
End of Year	$148,310,829	$143,759,050	$8,560,297	$5,196,687	$76,453,027	$83,637,145
	Investment Company
	Mid-Term Bond Fund		Bond Fund		Retirement Income Fund
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$3,087,073	$3,181,901	$4,784,274	$4,734,045	$92,215	$(25,573)
Net realized gain (loss) on investments	970,674	(852,850)	696,527	(1,940,996)	241,517	(105,550)
Net change in unrealized appreciation (depreciation) on investments	2,460,242	7,464,826	4,025,937	13,102,892	231,456	604,337
Net Increase (Decrease) in net assets resulting from operations	6,517,989	9,793,877	9,506,738	15,895,941	565,188	473,214
Increase in net assets from distributions of return of capital	—	51,937	—	—	—	—
From Unit Transactions:
Contributions	20,892,049	15,507,573	29,675,235	20,070,990	3,685,094	1,581,816
Withdrawals	(12,410,574)	(9,680,318)	(16,569,519)	(12,235,484)	(859,296)	(395,770)
Net transfers	6,265,553	(718,716)	10,918,091	12,343,157	1,347,837	1,606,820
Contract fees	(65,871)	(68,641)	(81,270)	(84,479)	(2,350)	(1,524)
Net Increase (Decrease) from unit transactions	14,681,157	5,039,898	23,942,537	20,094,184	4,171,285	2,791,342
Net Increase (Decrease) in Net Assets	21,199,146	14,885,712	33,449,275	35,990,125	4,736,473	3,264,556
Net Assets:
Beginning of Year	106,792,871	91,907,159	145,527,782	109,537,657	5,254,100	1,989,544
End of Year	$127,992,017	$106,792,871	$178,977,057	$145,527,782	$9,990,573	$5,254,100

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	2010 Retirement Fund		2015 Retirement Fund		2020 Retirement Fund
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(76,954)	$196,902	$(309,604)	$478,464	$(326,155)	$500,953
Net realized gain (loss) on investments	195,860	(185,191)	174,731	(404,425)	171,957	(281,719)
Net change in unrealized appreciation (depreciation) on investments	998,679	1,180,958	4,483,631	3,696,151	5,510,427	3,804,869
Net Increase (Decrease) in net assets resulting from operations	1,117,585	1,192,669	4,348,758	3,770,190	5,356,229	4,024,103
From Unit Transactions:
Contributions	3,648,875	2,300,855	16,675,541	8,758,112	22,506,539	10,267,159
Withdrawals	(1,882,865)	(603,984)	(2,312,183)	(1,464,705)	(2,628,367)	(1,327,921)
Net transfers	310,249	1,970,530	5,517,393	4,577,478	1,923,151	5,196,026
Contract fees	(2,101)	(1,619)	(7,884)	(5,785)	(11,564)	(8,118)
Net Increase (Decrease) from unit transactions	2,074,158	3,665,782	19,872,867	11,865,100	21,789,759	14,127,146
Net Increase (Decrease) in Net Assets	3,191,743	4,858,451	24,221,625	15,635,290	27,145,988	18,151,249
Net Assets:
Beginning of Year	10,044,599	5,186,148	27,059,505	11,424,215	29,353,254	11,202,005
End of Year	$13,236,342	$10,044,599	$51,281,130	$27,059,505	$56,499,242	$29,353,254
	Investment Company
	2025 Retirement Fund		2030 Retirement Fund		2035 Retirement Fund
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(242,080)	$342,268	$(173,620)	$253,799	$(127,855)	$163,040
Net realized gain (loss) on investments	155,466	(453,519)	99,465	(631,419)	56,908	26,548
Net change in unrealized appreciation (depreciation) on investments	5,122,225	3,666,721	4,490,945	3,648,068	3,764,862	2,290,196
Net Increase (Decrease) in net assets resulting from operations	5,035,611	3,555,470	4,416,790	3,270,448	3,693,915	2,479,784
From Unit Transactions:
Contributions	18,787,890	9,700,492	15,395,895	9,160,578	13,500,862	6,969,200
Withdrawals	(2,375,985)	(845,129)	(1,691,752)	(1,047,645)	(1,271,080)	(652,011)
Net transfers	3,093,538	3,848,911	1,015,947	2,390,484	260,644	2,134,222
Contract fees	(11,830)	(7,780)	(11,684)	(7,462)	(12,315)	(7,941)
Net Increase (Decrease) from unit transactions	19,493,613	12,696,494	14,708,406	10,495,955	12,478,111	8,443,470
Net Increase (Decrease) in Net Assets	24,529,224	16,251,964	19,125,196	13,766,403	16,172,026	10,923,254
Net Assets:
Beginning of Year	23,657,321	7,405,357	19,967,377	6,200,974	14,995,272	4,072,018
End of Year	$48,186,545	$23,657,321	$39,092,573	$19,967,377	$31,167,298	$14,995,272

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Investment Company
	2040 Retirement Fund		2045 Retirement Fund		Conservative Allocation Fund
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(113,831)	$138,678	$(136,305)	$149,352	$(254,329)	$641,066
Net realized gain (loss) on investments	71,732	(11,933)	590,002	(30,585)	239,537	(183,162)
Net change in unrealized appreciation (depreciation) on investments	3,597,090	2,131,635	3,687,834	2,386,717	2,375,865	2,305,044
Net Increase (Decrease) in net assets resulting from operations	3,554,991	2,258,380	4,141,531	2,505,484	2,361,073	2,762,948
From Unit Transactions:
Contributions	12,080,484	6,622,561	15,724,853	7,915,284	8,869,082	5,562,311
Withdrawals	(1,833,877)	(642,315)	(1,850,447)	(819,063)	(2,737,578)	(1,982,277)
Net transfers	1,129,205	1,830,656	548,081	1,725,217	3,179,028	2,246,964
Contract fees	(12,346)	(7,588)	(21,622)	(12,883)	(11,309)	(10,518)
Net Increase (Decrease) from unit transactions	11,363,466	7,803,314	14,400,865	8,808,555	9,299,223	5,816,480
Net Increase (Decrease) in Net Assets	14,918,457	10,061,694	18,542,396	11,314,039	11,660,296	8,579,428
Net Assets:
Beginning of Year	13,478,038	3,416,344	14,864,630	3,550,591	24,212,404	15,632,976
End of Year	$28,396,495	$13,478,038	$33,407,026	$14,864,630	$35,872,700	$24,212,404
	Investment Company				Fidelity
	Moderate Allocation Fund		Aggressive Allocation Fund		VIP Equity-Income Fund
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(722,952)	$1,736,704	$(498,370)	$856,879	$2,013,196	$2,579,291
Net realized gain (loss) on investments	630,267	(3,411,515)	(23,268)	(3,151,532)	(2,886,390)	(10,120,911)
Net change in unrealized appreciation (depreciation) on investments	12,225,496	16,057,784	14,691,653	17,848,139	25,775,774	47,480,043
Net Increase (Decrease) in net assets resulting from operations	12,132,811	14,382,973	14,170,015	15,553,486	24,902,580	39,938,423
From Unit Transactions:
Contributions	24,839,107	19,005,514	20,003,153	18,679,878	20,103,760	18,888,226
Withdrawals	(10,077,857)	(6,135,957)	(8,522,241)	(5,015,143)	(16,878,755)	(12,192,084)
Net transfers	1,519,572	87,632	(2,534,587)	(2,305,201)	(9,538,056)	(5,884,196)
Contract fees	(35,189)	(34,018)	(28,509)	(29,608)	(81,242)	(90,367)
Net Increase (Decrease) from unit transactions	16,245,633	12,923,171	8,917,816	11,329,926	(6,394,293)	721,579
Net Increase (Decrease) in Net Assets	28,378,444	27,306,144	23,087,831	26,883,412	18,508,287	40,660,002
Net Assets:
Beginning of Year	91,169,352	63,863,208	83,020,613	56,137,201	180,119,259	139,459,257
End of Year	$119,547,796	$91,169,352	$106,108,444	$83,020,613	$198,627,546	$180,119,259

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	Fidelity
	VIP Asset Manager Fund		VIP Contrafund		VIP Mid Cap Fund
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,086,185	$1,610,474	$2,335,135	$2,900,386	$(409,663)	$80,397
Net realized gain (loss) on investments	344,083	(4,999,493)	(2,844,177)	(16,099,279)	192,341	(2,860,273)
Net change in unrealized appreciation (depreciation) on investments	12,509,695	24,821,124	72,554,316	127,259,859	29,284,157	25,464,126
Net Increase (Decrease) in net assets resulting from operations	13,939,963	21,432,105	72,045,274	114,060,966	29,066,835	22,684,250
From Unit Transactions:
Contributions	16,234,903	12,762,121	52,673,718	46,006,759	22,855,680	15,547,908
Withdrawals	(9,945,954)	(7,406,837)	(39,550,053)	(29,588,572)	(9,224,215)	(5,194,034)
Net transfers	(4,135,851)	575,217	(23,591,788)	(7,091,574)	9,839,812	13,579,665
Contract fees	(53,098)	(56,760)	(68,472)	(73,859)	(3,689)	(3,317)
Net Increase (Decrease) from unit transactions	2,100,000	5,873,741	(10,536,595)	9,252,754	23,467,588	23,930,222
Net Increase (Decrease) in Net Assets	16,039,963	27,305,846	61,508,679	123,313,720	52,534,423	46,614,472
Net Assets:
Beginning of Year	102,842,780	75,536,934	452,066,204	328,752,484	96,572,573	49,958,101
End of Year	$118,882,743	$102,842,780	$513,574,883	$452,066,204	$149,106,996	$96,572,573
	Vanguard				DWS
	VIF Diversified Value Fund		VIF International Fund		Bond Fund
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,001,601	$1,398,258	$966,365	$2,457,831	$1,348,856	$2,659,783
Net realized gain (loss) on investments	(773,121)	(2,092,977)	(975,761)	(2,064,742)	(290,142)	(3,369,882)
Net change in unrealized appreciation (depreciation) on investments	5,041,799	12,128,630	20,138,005	32,814,621	1,180,351	3,867,221
Net Increase (Decrease) in net assets resulting from operations	5,270,279	11,433,911	20,128,609	33,207,710	2,239,065	3,157,122
From Unit Transactions:
Contributions	14,301,735	11,017,387	33,509,628	25,955,383	5,032,713	4,214,687
Withdrawals	(5,514,436)	(3,489,495)	(11,233,680)	(7,886,297)	(3,646,101)	(3,597,380)
Net transfers	(2,734,120)	1,208,856	(10,177,606)	7,000,368	(1,049,972)	(2,183,617)
Contract fees	(5,831)	(5,493)	(3,730)	(3,613)	(25,942)	(28,720)
Net Increase (Decrease) from unit transactions	6,047,348	8,731,255	12,094,612	25,065,841	310,698	(1,595,030)
Net Increase (Decrease) in Net Assets	11,317,627	20,165,166	32,223,221	58,273,551	2,549,763	1,562,092
Net Assets:
Beginning of Year	59,244,743	39,079,577	128,809,239	70,535,688	37,611,534	36,049,442
End of Year	$70,562,370	$59,244,743	$161,032,460	$128,809,239	$40,161,297	$37,611,534

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31,

	DWS				Oppenheimer
	Capital Growth Fund		International Fund		VA Main Street Fund
	2010	2009	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$117,818	$979,901	$1,303,709	$3,311,126	$25,660	$93,309
Net realized gain (loss) on investments	1,080,364	(6,121,350)	(1,351,733)	(7,679,395)	(69,207)	(861,115)
Net change in unrealized appreciation (depreciation) on investments	28,978,959	47,611,547	209,018	30,916,313	2,166,504	3,406,285
Net Increase (Decrease) in net assets resulting from operations	30,177,141	42,470,098	160,994	26,548,044	2,122,957	2,638,479
From Unit Transactions:
Contributions	13,391,839	14,073,227	9,432,906	10,860,771	3,293,013	2,766,752
Withdrawals	(17,922,433)	(14,533,151)	(10,060,854)	(8,686,132)	(1,310,519)	(798,136)
Net transfers	(9,295,131)	(10,026,338)	(12,163,679)	(6,141,356)	(276,283)	418,258
Contract fees	(27,921)	(30,096)	(10,291)	(11,315)	(1,570)	(1,465)
Net Increase (Decrease) from unit transactions	(13,853,646)	(10,516,358)	(12,801,918)	(3,978,032)	1,704,641	2,385,409
Net Increase (Decrease) in Net Assets	16,323,495	31,953,740	(12,640,924)	22,570,012	3,827,598	5,023,888
Net Assets:
Beginning of Year	203,801,915	171,848,175	109,572,732	87,002,720	13,158,076	8,134,188
End of Year	$220,125,410	$203,801,915	$96,931,808	$109,572,732	$16,985,674	$13,158,076

	American Century		Calvert
	VP Capital Appreciation Fund		VP SRI Balanced Fund
	2010	2009	2010	2009
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(1,153,784)	$301,771	$455,291	$957,463
Net realized gain (loss) on investments	1,489,087	(11,429,215)	(394,405)	(1,904,020)
Net change in unrealized appreciation (depreciation) on investments	50,574,623	54,803,691	8,305,166	15,209,730
Net Increase (Decrease) in net assets resulting from operations	50,909,926	43,676,247	8,366,052	14,263,173
From Unit Transactions:
Contributions	22,073,847	18,552,967	10,280,142	9,804,119
Withdrawals	(16,476,219)	(11,447,055)	(7,024,987)	(4,863,710)
Net transfers	2,317,057	1,460,295	(2,106,897)	(2,173,308)
Contract fees	(14,318)	(14,174)	(43,157)	(47,675)
Net Increase (Decrease) from unit transactions	7,900,367	8,552,033	1,105,101	2,719,426
Net Increase (Decrease) in Net Assets	58,810,293	52,228,280	9,471,153	16,982,599
Net Assets:
Beginning of Year	167,885,517	115,657,237	74,562,472	57,579,873
End of Year	$226,695,810	$167,885,517	$84,033,625	$74,562,472

The accompanying notes are an integral part of these financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies and Organization

Separate Account No. 2 of Mutual of America Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on June 4, 1984. On October 31, 1986, Separate Account No. 2 was reorganized into a unit investment trust. Separate Account No. 2 consists of 35 distinct funds. Each invests in shares of one of 23 funds of Mutual of America Investment Corporation (the "Investment Company"): the Money Market, All America, Equity Index, Mid-Cap Equity Index, Mid Cap Value, Small Cap Growth, Small Cap Value, Composite, Bond, Mid-Term Bond, International, Conservative Allocation, Moderate Allocation, Aggressive Allocation (together, these latter three Funds may be referred to as the "Allocation Funds"), Retirement Income, 2010 Retirement, 2015 Retirement, 2020 Retirement, 2025 Retirement, 2030 Retirement, 2035 Retirement, 2040 Retirement and 2045 Retirement (together, these latter nine Funds may be referred to as the "Retirement Funds") Funds; three portfolios of DWS Variable Series I ("DWS"): the Bond VIP, Capital Growth VIP and International VIP Portfolios; the VP Capital Appreciation Fund of American Century Variable Portfolios, Inc. ("American Century"); the Calvert VP SRI Balanced Portfolio of Calvert Variable Series, Inc. ("Calvert"); the Equity-Income, Contrafund, Asset Manager and Mid Cap Portfolios of Fidelity Investments Variable Insurance Products Funds ("Fidelity"); the Diversified Value and International Portfolios of Vanguard Variable Insurance Fund ("Vanguard"); and the Oppenheimer Main Street Fund/VA of Oppenheimer Variable Account Funds ("Oppenheimer").

The Investment Company International and Retirement Funds became available to Separate Account No. 2 as investment alternatives on November 5, 2007.

Separate Account No. 2 was formed by the Company to support the operations of the Company's group and individual variable accumulation annuity contracts ("Contracts"). The assets of Separate Account No. 2 are the property of the Company. The portion of Separate Account No. 2's assets applicable to the Contracts will not be charged with liabilities arising out of any other business the Company may conduct.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, income, expenses and related disclosures. Actual results, however, may differ from those estimates.

The following is a summary of the significant accounting policies consistently followed by Separate Account No. 2, which are in conformity with U.S. generally accepted accounting principles:

Fair Value — Separate Account No. 2 values its investments at fair value. Fair value is an estimate of the price the Separate Account would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•	Level 1 — quoted prices in active markets for identical securities.
•	Level 2 — other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).
•	Level 3 — significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

As of December 31, 2010, management determined that the fair value inputs for all of Separate Account No. 2 investments, which consist solely of investments in mutual funds registered with the Securities and Exchange Commission, were considered Level 1. The inputs used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value Separate Account No. 2's net assets as of December 31, 2010, by fair value input hierarchy:

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
Investments at Market Value:
Investment Company Funds:
Equity Index Fund	$320,973,835	—	—	$320,973,835
All America Fund	$206,599,029	—	—	$206,599,029
Small Cap Value Fund	$158,715,747	—	—	$158,715,747
Small Cap Growth Fund	$165,817,393	—	—	$165,817,393
Mid Cap Value Fund	$28,207,181	—	—	$28,207,181
Mid-Cap Equity Index Fund	$239,042,217	—	—	$239,042,217
Composite Fund	$144,651,731	—	—	$144,651,731
International Fund	$9,282,482	—	—	$9,282,482
Money Market Fund	$76,479,336	—	—	$76,479,336
Mid-Term Bond Fund	$127,821,670	—	—	$127,821,670
Bond Fund	$179,414,245	—	—	$179,414,245
Retirement Income Fund	$9,960,872	—	—	$9,960,872
2010 Retirement Fund	$13,241,550	—	—	$13,241,550
2015 Retirement Fund	$51,276,187	—	—	$51,276,187
2020 Retirement Fund	$56,441,788	—	—	$56,441,788
2025 Retirement Fund	$47,963,461	—	—	$47,963,461
2030 Retirement Fund	$39,136,602	—	—	$39,136,602
2035 Retirement Fund	$31,175,840	—	—	$31,175,840
2040 Retirement Fund	$28,401,521	—	—	$28,401,521
2045 Retirement Fund	$33,353,239	—	—	$33,353,239
Conservative Allocation Fund	$35,890,062	—	—	$35,890,062
Moderate Allocation Fund	$119,599,297	—	—	$119,599,297
Aggressive Allocation Fund	$106,294,255	—	—	$106,294,255
Fidelity Portfolios:
Equity-Income — "Initial" Class	$198,588,274	—	—	$198,588,274
Asset Manager Fund — "Initial" Class	$118,834,727	—	—	$118,834,727
Contrafund — "Initial" Class	$513,174,321	—	—	$513,174,321
Mid Cap Fund — "Initial" Class	$148,801,402	—	—	$148,801,402
Vanguard Portfolios:
Diversified Value	$70,580,534	—	—	$70,580,534
International	$160,940,428	—	—	$160,940,428

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

1. Significant Accounting Policies and Organization (Continued)

Fund	Level 1 — Quoted Prices	Level 2 — Significant Observable Inputs	Level 3 — Significant Unobservable Inputs	Total
DWS Portfolios:
Bond VIP Fund — Class "A"	$40,120,708	—	—	$40,120,708
Capital Growth VIP Fund — Class "A"	$219,844,383	—	—	$219,844,383
International VIP Fund — Class "A"	$96,954,326	—	—	$96,954,326
Oppenheimer Main Street Fund/VA	$16,958,059	—	—	$16,958,059
American Century VP Capital Appreciation Fund	$226,747,072	—	—	$226,747,072
Calvert VP SRI Balanced Portfolio	$83,815,447	—	—	$83,815,447

In January 2010, the Financial Accounting Standards Board issued Accounting Standards Update ("ASU") No. 2010-06, "Improving Disclosures About Fair Value Measurements." The ASU clarifies existing disclosure regarding fair value measurements. Additionally, effective for interim and annual reporting periods beginning after December 15, 2009, the ASU requires entities to disclose significant transfers into and out of Level 1 and 2 fair value hierarchies and the reasons for those transfers. Effective for interim and annual reporting periods beginning after December 15, 2010, the ASU also requires entities to disclose information about purchases, sales, issuances and settlements of Level 3 securities on a gross basis, as opposed to a net number. The above disclosures reflect the requirements of ASU 2010-06.

Investment Valuation — Investments are made in shares of the Investment Company, DWS, American Century, Calvert, Fidelity, Vanguard and Oppenheimer ("Underlying Funds") and are valued at the reported net asset values of the respective funds or portfolios.

Investment Income — Dividend distributions made by the Underlying Funds, representing a distribution of their accumulated income are recognized as investment income while distributions of capital gains are recognized as realized gains from distributions. All dividend distributions are recognized on the ex-dividend dates of each Underlying Fund by each Fund of Separate Account No. 2 and are immediately fully reinvested in additional shares of the Underlying Funds at their respective ex-dividend net asset values. As such, the ultimate effect of the dividends paid to the Funds of Separate Account No. 2 have no impact on their respective unit values.

Investment Transactions — Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

Federal Income Taxes — Separate Account No. 2 is treated as a part of the Company and not taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code. No provision for income taxes is required in the accompanying financial statements.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Investments

The number of shares owned by Separate Account No. 2 (rounded to the nearest share) and their respective net asset values (rounded to the nearest cent) per share at December 31, 2010 were as follows:

	Number of Shares	Net Asset Value
Investment Company Funds:
Equity Index Fund	154,917,778	$2.07
All America Fund	125,302,814	1.65
Small Cap Value Fund	131,247,160	1.21
Small Cap Growth Fund	139,259,962	1.19
Mid Cap Value Fund	24,534,661	1.15
Mid-Cap Equity Index Fund	158,146,387	1.51
Composite Fund	96,463,491	1.50
International Fund	13,073,348	0.71
Money Market Fund	63,485,873	1.20
Mid-Term Bond Fund	124,419,905	1.03
Bond Fund	133,630,249	1.34
Retirement Income Fund	9,703,809	1.03
2010 Retirement Fund	13,794,086	0.96
2015 Retirement Fund	54,997,186	0.93
2020 Retirement Fund	62,323,162	0.91
2025 Retirement Fund	53,363,768	0.90
2030 Retirement Fund	43,629,965	0.90
2035 Retirement Fund	35,318,766	0.88
2040 Retirement Fund	32,316,652	0.88
2045 Retirement Fund	38,111,542	0.88
Conservative Allocation Fund	33,284,979	1.08
Moderate Allocation Fund	102,839,538	1.16
Aggressive Allocation Fund	85,824,509	1.24
Fidelity Portfolios:
Equity-Income — "Initial" Class	10,441,024	19.02
Asset Manager Fund — "Initial" Class	8,172,952	14.54
Contrafund — "Initial" Class	21,489,712	23.88
Mid Cap Fund — "Initial" Class	4,551,894	32.69
Vanguard Portfolios:
Diversified Value	5,724,293	12.33
International	8,799,367	18.29
DWS Portfolios:
Bond VIP Fund — Class "A"	7,088,464	5.66
Capital Growth VIP Fund — Class "A"	11,222,276	19.59
International VIP Fund — Class "A"	11,794,930	8.22
Oppenheimer Main Street Fund/VA	812,168	20.88
American Century VP Capital Appreciation Fund	16,035,861	14.14
Calvert VP SRI Balanced Portfolio	49,448,641	1.70

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

2. Investments (Continued)

The cost of investment purchases and proceeds from sales of investments for the year ended December 31, 2010 were as follows:

	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
Cost of investment purchases	$14,911,452	$3,440,667	$14,112,276	$18,930,191	$5,442,758
Proceeds from sales of investments	$23,740,888	$21,654,465	$7,756,534	$8,769,338	$1,345,277
	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Money Market Fund	Mid-Term Bond Fund
Cost of investment purchases	$20,213,674	$2,481,457	$4,059,743	$7,393,593	$22,248,479
Proceeds from sales of investments	$17,795,928	$16,150,480	$614,862	$14,231,855	$8,593,296
	Bond Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund
Cost of investment purchases	$34,528,198	$6,030,710	$4,385,015	$21,727,535	$22,996,721
Proceeds from sales of investments	$11,287,868	$1,941,704	$2,411,856	$2,204,390	$1,539,624
	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund
Cost of investment purchases	$20,112,028	$15,364,728	$12,931,848	$11,708,535	$18,886,313
Proceeds from sales of investments	$1,237,386	$859,712	$619,175	$486,967	$4,687,517
	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund	Fidelity VIP Equity- Income	Fidelity VIP Asset Manager Fund
Cost of investment purchases	$10,947,182	$18,950,260	$11,547,796	$4,807,055	$8,295,819
Proceeds from sales of investments	$1,952,290	$3,678,913	$3,363,284	$12,685,557	$6,963,894
	Fidelity VIP Contrafund	Fidelity VIP Mid Cap Fund	Vanguard VIF Diversified Value Fund	Vanguard VIF International Fund	DWS Bond Fund
Cost of investment purchases	$11,387,656	$28,615,731	$10,019,196	$19,339,466	$3,160,483
Proceeds from sales of investments	$26,008,221	$6,159,892	$4,525,084	$8,547,551	$3,191,210
	DWS Capital Growth Fund	DWS International Fund	Oppenheimer VA Main Street Fund	American Century VP Capital Appreciation Fund	Calvert VP SRI Balanced Fund
Cost of investment purchases	$1,872,751	$1,358,473	$2,991,111	$20,948,815	$4,170,319
Proceeds from sales of investments	$17,939,087	$15,018,543	$1,433,859	$14,431,326	$3,900,337

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Expenses

The following charges are made by the Company from the value of net assets of the funds represented by Standard Units:

Administrative Charges — In connection with its administrative functions, the Company deducted daily, at an annual rate of .40% through July 31, 2010, an amount from the value of the net assets of all funds, except the American Century VP Capital Appreciation Fund for which the annual rate was .15% and, each Fidelity fund, for which the annual rate was .30%. Effective August 1, 2010, the Company deducts administrative expenses at an annual rate of .50% (except for American Century for which the rate is .25% and each Fidelity fund, for which the rate is .40%). The effective rate of administrative expense charged during all of 2010 was .44% (except for the VP Capital Appreciation Fund, which charged .19%, and for each Fidelity fund which charged .34%). The lower charges for the American Century and Fidelity funds are due to reimbursements received from affiliates of American Century Variable Portfolios, Inc. and Fidelity.

Distribution Expense Charge — As principal underwriter, the Company performs all distribution and sales functions and bears all distribution and sales expenses relative to the Contracts. For providing these services, the Company deducted daily, at an annual rate of .35% through July 31, 2010, an amount from the value of the net assets of each fund to cover such expenses. Effective August 1, 2010, the Company deducts a distribution expense charge at an annual rate of .50%. The effective rate of the distribution expense charged during all of 2010 was .42%.

Expense Risk Charge — For assuming expense risks under the Contracts, the Company deducted daily, at an annual rate of .15% through July 31, 2010, an amount from the value of the net assets of each fund. Effective August 1, 2010, the Company deducts an expense risk charge at an annual rate of .20%. The effective rate of expense risk charged during all of 2010 was .17%.

Through July 31, 2010, the Total Separate Account Annual Expenses outlined above were .50% (.25% for the American Century Capital Appreciation Fund and .40% for the Fidelity VIP Funds) for Participants in plans with assets in the Separate Account of at least $2 million (measured on the last day of each calendar quarter for eligibility in the following quarter), where the employer is using Hotline Plus. Those participants were issued Reduced Fee Units in the Separate Account.

Effective August 1, 2010, participants that remained qualified to receive Reduced Fee Units but with assets in plans in the Separate Account of less than $5 million were issued Tier 2 Reduced Fee Units in the Separate Account. Accordingly, Total Separate Account Expenses for Reduced Fee Tier 2 units were increased to .60% (.35% for the American Century Capital Appreciation Fund and .50% for the Fidelity VIP Funds). The effective rate of the total separate account expense charged during the year ended December 31, 2010 was .54% (.29% for the American Century Capital Appreciation Fund and .44% for the Fidelity VIP Funds).

Also effective August 1, 2010, participants that remained qualified to receive Reduced Fee Units but with assets in plans in the Separate Account of $5 million or greater were issued Tier 1 Reduced Fee Units in the Separate Account. Total Separate Account Expenses for Tier I Reduced Fee units during the five month period ended December 31, 2010, were .50% (.25% for the American Century Capital Appreciation Fund and .40% for the Fidelity VIP Funds).

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

3. Expenses (Continued)

A deduction of $2.00 may be made at the end of each month from a participant's account, except that such charge shall not exceed 1/12 of 1% of the balance in such account in any month. This charge is reflected as a unit transaction in the accompanying financial statements.

4. Fund Reorganizations

On July 24, 2006, Separate Account No. 2 shareholders approved a plan of reorganization for the Aggressive Equity Fund. Under the reorganization plan, on September 1, 2006, all participants having allocations in the Aggressive Equity Fund on the close of trading on August 31, 2006, received units of the Small Cap Value and Small Cap Growth Funds equal in total value to the units they owned in the Aggressive Equity Fund. On August 31, 2006, the net assets of the Aggressive Equity Fund were $252,496,444. The enhanced unit participants received 34,083,301 enhanced units of the Small Cap Value Fund with a value of $39,928,131 and 36,530,887 enhanced units of the Small Cap Growth Fund with a value of $39,928,155. The standard unit participants received 74,029,264 standard units of the Small Cap Value Fund with a value of $86,320,091 and 79,345,334 standard units of the Small Cap Growth Fund with a value of $86,320,067. The proportion of Small Cap Value and Small Cap Growth Fund units received corresponded to the Aggressive Equity Fund's respective proportionate ownership of the net assets of the small cap value and small cap growth segments of the Investment Company Aggressive Equity Fund on the close of trading on August 31, 2006. The net assets of the Separate Account No. 2 Small Cap Growth Fund represented by enhanced units were $3,766,393 immediately prior to the reorganization and $43,694,548 immediately after the reorganization. The net assets of the Separate Account No. 2 Small Cap Value Fund represented by enhanced units were $4,804,560 immediately prior to the reorganization and $44,732,691 immediately after the reorganization. The net assets of the Separate Account No. 2 Small Cap Growth Fund represented by standard units were $9,592,771 immediately prior to the reorganization and $95,912,838 immediately after the reorganization. The net assets of the Separate Account No. 2 Small Cap Value Fund represented by standard units were $16,036,790 immediately prior to the reorganization and $102,356,881 immediately after the reorganization. As of September 1, 2006, the Separate Account No. 2 Aggressive Equity Fund ceased to exist and is no longer available as an investment alternative.

Also on July 24, 2006, Separate Account No. 2 shareholders approved the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. Pursuant to the merger, on September 1, 2006, all participants having allocations in the Short-Term Bond Fund on the close of trading on August 31, 2006, received units of the Mid-Term Bond Fund equal in value to the units they owned in the Short-Term Bond Fund. The enhanced unit participants received 3,613,121 enhanced units of the Mid-Term Bond Fund with a value of $6,240,199, which corresponded to the net assets of the Short-Term Bond Fund represented by enhanced units immediately prior to the merger. The net assets of the Mid-Term Bond Fund represented by enhanced units were $11,679,358 immediately prior to the reorganization and $17,919,557 immediately after the reorganization. The standard unit participants received 8,017,584 units of the Mid-Term Bond Fund with a value of $13,779,685, which corresponded to the net assets of the Short-Term Bond Fund represented by standard units immediately prior to the merger. The net assets of the Mid-Term Bond Fund represented by standard units were $28,368,861 immediately prior to the reorganization and $42,148,546 immediately after the reorganization. As of September 1, 2006, the Separate Account No. 2 Short-Term Bond Fund ceased to exist and is no longer available as an investment alternative.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights

Tier 1 Reduced Fee Units*

	Investment Company
	Equity Index Fund	All America Fund	Small Cap Value Fund	Small Cap Growth Fund	Mid Cap Value Fund
	Periods Ended December 31,
Selected Per Unit and Supplementary Data:	2010(1)	2010(1)	2010(1)	2010(1)	2010(1)
Unit value, beginning of period	$2.82	$8.37	$1.20	$1.11	$1.07
Unit value, end of period	$3.23	$9.72	$1.41	$1.38	$1.22
Units outstanding (000's), beginning of period	—	—	—	—	—
Units Issued (000's)	19,370	4,030	21,345	21,710	4,198
Units Redeemed (000's)	(1,254)	(337)	(2,477)	(1,790)	(476)
Units Outstanding (000's), end of period	18,116	3,693	18,868	19,920	3,722
Net Assets (000's)	$58,578	$35,899	$26,625	$27,520	$4,541
Expense Ratio (A)(D)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)(E)	1.76%	1.29%	1.13%	—	1.31%
Total Return (C)	14.76%	16.08%	17.28%	23.98%	14.32%
	Investment Company
	Mid-Cap Equity Index Fund	Composite Fund	International Fund	Money Market Fund	Mid-Term Bond Fund
	Periods Ended December 31,
Selected Per Unit and Supplementary Data:	2010(1)	2010(1)	2010(1)	2010(1)	2010(1)
Unit value, beginning of period	$1.93	$5.99	$0.69	$2.60	$2.23
Unit value, end of period	$2.31	$6.49	$0.78	$2.59	$2.23
Units outstanding (000's), beginning of period	—	—	—	—	—
Units Issued (000's)	19,325	4,161	2,068	5,220	11,301
Units Redeemed (000's)	(1,582)	(305)	(268)	(475)	(1,052)
Units Outstanding (000's), end of period	17,743	3,856	1,800	4,745	10,249
Net Assets (000's)	$41,036	$25,047	$1,398	$12,290	$22,866
Expense Ratio (A)(D)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)(E)	1.09%	2.51%	3.70%	—	3.45%
Total Return (C)	19.73%	8.48%	12.87%	-0.26%	-0.06%

*  Includes 401(k) and 401(k) SIMPLE Plans.

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Bond Fund	Retirement Income Fund	2010 Retirement Fund	2015 Retirement Fund	2020 Retirement Fund
	Periods Ended December 31,
Selected Per Unit and Supplementary Data:	2010(1)	2010(1)	2010(1)	2010(1)	2010(1)
Unit value, beginning of period	$5.46	$1.09	$1.00	$0.95	$0.91
Unit value, end of period	$5.47	$1.13	$1.06	$1.03	$1.00
Units outstanding (000's), beginning of period	—	—	—	—	—
Units Issued (000's)	6,070	1,875	3,275	9,799	13,359
Units Redeemed (000's)	(573)	(108)	(128)	(574)	(923)
Units Outstanding (000's), end of period	5,497	1,767	3,147	9,225	12,436
Net Assets (000's)	$30,095	$1,995	$3,346	$9,476	$12,390
Expense Ratio (A)(D)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)(E)	3.75%	2.10%	0.16%	0.11%	0.07%
Total Return (C)	0.26%	3.85%	6.84%	8.32%	10.04%
	Investment Company
	2025 Retirement Fund	2030 Retirement Fund	2035 Retirement Fund	2040 Retirement Fund	2045 Retirement Fund
	Periods Ended December 31,
Selected Per Unit and Supplementary Data:	2010(1)	2010(1)	2010(1)	2010(1)	2010(1)
Unit value, beginning of period	$0.88	$0.87	$0.85	$0.84	$0.83
Unit value, end of period	$0.99	$0.99	$0.97	$0.97	$0.96
Units outstanding (000's), beginning of period	—	—	—	—	—
Units Issued (000's)	9,939	7,490	7,080	6,495	6,656
Units Redeemed (000's)	(528)	(453)	(307)	(514)	(260)
Units Outstanding (000's), end of period	9,411	7,037	6,773	5,981	6,396
Net Assets (000's)	$9,278	$6,932	$6,554	$5,773	$6,135
Expense Ratio (A)(D)	0.50%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)(E)	0.17%	0.23%	0.26%	0.27%	0.24%
Total Return (C)	12.00%	13.19%	14.48%	15.04%	15.21%

*  Includes 401(k) and 401(k) SIMPLE Plans.

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company					Fidelity
	Conservative Allocation Fund		Moderate Allocation Fund		Aggressive Allocation Fund	VIP Equity- Income Fund		VIP Asset Manager Fund
	Periods Ended December 31,
Selected Per Unit and Supplementary Data:	2010(1)		2010(1)		2010(1)	2010(1)		2010(1)
Unit value, beginning of period	$1.35		$1.42		$1.46	$36.34		$31.61
Unit value, end of period	$1.39		$1.54		$1.65	$41.62		$35.03
Units outstanding (000's), beginning of period	—		—		—	—		—
Units Issued (000's)	4,822		14,670		11,191	960		671
Units Redeemed (000's)	(439)		(764)		(510)	(68)		(39)
Units Outstanding (000's), end of period	4,383		13,906		10,681	892		632
Net Assets (000's)	$6,115		$21,386		$17,607	$37,142		$22,133
Expense Ratio (A)(D)	0.50%		0.50%		0.50%	0.40	%(F)	0.40	%(F)
Investment Income Ratio (B)(E)	—		0.15%		0.31%	1.87%		1.76%
Total Return (C)	3.72%		8.16%		12.70%	14.54%		10.83%
	Fidelity				Vanguard			DWS
	VIP Contrafund		VIP Mid Cap Fund		VIF Diversified Value Fund	VIF International Fund		Bond Fund
	Periods Ended December 31,
Selected Per Unit and Supplementary Data:	2010(1)		2010(1)		2010(1)	2010(1)		2010(1)
Unit value, beginning of period	$39.87		$40.25		$13.71	$19.64		$17.87
Unit value, end of period	$46.50		$48.91		$15.30	$22.88		$17.96
Units outstanding (000's), beginning of period	—		—		—	—		—
Units Issued (000's)	2,099		508		848	1,297		465
Units Redeemed (000's)	(160)		(53)		(95)	(81)		(51)
Units Outstanding (000's), end of period	1,939		455		753	1,216		414
Net Assets (000's)	$90,159		$22,258		$11,522	$27,833		$7,431
Expense Ratio (A)(D)	0.40	%(F)	0.40	%(F)	0.50%	0.50%		0.50%
Investment Income Ratio (B)(E)	1.27%		0.42%		2.45%	1.58%		4.25%
Total Return (C)	16.62%		21.53%		11.65%	16.55%		0.50%

*  Includes 401(k) and 401(k) SIMPLE Plans.

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

(F)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	DWS		Oppenheimer	American Century VP		Calvert
	Capital Growth Fund	International Fund	VA Main Street Fund	Capital Appreciation Fund		VP SRI Balanced Fund
	Periods Ended December 31,
Selected Per Unit and Supplementary Data:	2010(1)	2010(1)	2010(1)	2010(1)		2010(1)
Unit value, beginning of period	$35.02	$16.72	$20.22	$21.35		$3.31
Unit value, end of period	$41.49	$18.50	$23.33	$26.73		$3.63
Units outstanding (000's), beginning of period	—	—	—	—		—
Units Issued (000's)	1,096	1,004	160	1,561		3,163
Units Redeemed (000's)	(84)	(114)	(12)	(151)		(187)
Units Outstanding (000's), end of period	1,012	890	148	1,410		2,976
Net Assets (000's)	$41,997	$16,473	$3,451	$37,698		$10,803
Expense Ratio (A)(D)	0.50%	0.50%	0.50%	0.25	%(F)	0.50%
Investment Income Ratio (B)(E)	0.92%	2.20%	1.03%	—		1.47%
Total Return (C)	18.48%	10.70%	15.37%	25.22%		9.64%

*  Includes 401(k) and 401(k) SIMPLE Plans.

(1)  For the Period August 1, 2010 (Initial Offering Date of Units) to December 31, 2010.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

(F)  Absent reimbursement by American Century, the annualized expense ratio would have been 0.50%.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Tier 2 Reduced Fee Units*

	Investment Company
	Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$2.83	$2.26	$3.61	$3.45	$3.00
Unit value, end of year	$3.23	$2.83	$2.26	$3.61	$3.45
Units outstanding (000's), beginning of year	33,800	34,459	38,424	35,097	33,563
Units Issued (000's)	9,394	9,219	6,203	11,091	8,779
Units Redeemed (000's)	(27,290)	(9,878)	(10,168)	(7,764)	(7,245)
Units Outstanding (000's), end of year	15,904	33,800	34,459	38,424	35,097
Net Assets (000's)	$51,403	$95,785	$77,812	$138,587	$120,923
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.76%	1.92%	1.62%	1.78%	1.87%
Total Return (C)	14.05%	25.50%	-37.39%	4.68%	15.02%
	Investment Company
	All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$8.29	$6.65	$10.36	$9.99	$8.67
Unit value, end of year	$9.72	$8.29	$6.65	$10.36	$9.99
Units outstanding (000's), beginning of year	7,462	8,183	9,560	9,477	9,698
Units Issued (000's)	1,472	1,477	879	2,032	1,661
Units Redeemed (000's)	(5,916)	(2,198)	(2,256)	(1,949)	(1,882)
Units Outstanding (000's), end of year	3,018	7,462	8,183	9,560	9,477
Net Assets (000's)	$29,329	$61,893	$54,436	$99,077	$94,675
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.29%	2.05%	1.29%	1.36%	1.41%
Total Return (C)	17.14%	24.69%	-35.81%	3.75%	15.17%

*  Includes 401(k) and 401(k) SIMPLE Plans.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Small Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$1.11	$0.86	$1.20	$1.26	$1.07
Unit value, end of year	$1.41	$1.11	$0.86	$1.20	$1.26
Units outstanding (000's), beginning of year	35,801	37,223	40,458	38,902	679
Units Issued (000's)	12,332	9,533	6,614	12,681	43,438	(D)
Units Redeemed (000's)	(28,641)	(10,955)	(9,849)	(11,125)	(5,215)
Units Outstanding (000's), end of year	19,492	35,801	37,223	40,458	38,902
Net Assets (000's)	$27,494	$39,752	$32,129	$48,584	$48,918
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.13%	1.29%	1.15%	0.94%	1.81%
Total Return (C)	27.04%	28.64%	-28.12%	-4.46%	17.10%
	Investment Company
	Small Cap Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$1.04	$0.82	$1.26	$1.21	$1.05
Unit value, end of year	$1.38	$1.04	$0.82	$1.26	$1.21
Units outstanding (000's), beginning of year	37,502	39,034	42,165	38,872	659
Units Issued (000's)	13,490	9,748	6,908	12,493	45,718	(E)
Units Redeemed (000's)	(30,608)	(11,280)	(10,039)	(9,200)	(7,505)
Units Outstanding (000's), end of year	20,384	37,502	39,034	42,165	38,872
Net Assets (000's)	$28,150	$39,072	$32,008	$52,948	$46,886
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	—	—	—	—	—
Total Return (C)	32.55%	27.06%	-34.70%	4.15%	14.57%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Includes 34,083,301 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

(E)  Includes 36,530,887 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Mid Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$1.03	$0.83	$1.23	$1.23	$1.07
Unit value, end of year	$1.22	$1.03	$0.83	$1.23	$1.23
Units outstanding (000's), beginning of year	6,028	5,216	4,562	2,894	320
Units Issued (000's)	3,135	2,854	2,250	6,019	3,733
Units Redeemed (000's)	(5,336)	(2,042)	(1,596)	(4,351)	(1,159)
Units Outstanding (000's), end of year	3,827	6,028	5,216	4,562	2,894
Net Assets (000's)	$4,668	$6,215	$4,317	$5,633	$3,561
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.31%	1.61%	1.85%	1.18%	2.27%
Total Return (C)	18.29%	24.60%	-32.98%	0.37%	15.35%
	Investment Company
	Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$1.84	$1.35	$2.14	$1.99	$1.82
Unit value, end of year	$2.31	$1.84	$1.35	$2.14	$1.99
Units outstanding (000's), beginning of year	32,515	31,155	35,490	30,654	32,488
Units Issued (000's)	11,750	10,864	7,850	14,498	11,386
Units Redeemed (000's)	(26,394)	(9,504)	(12,185)	(9,662)	(13,220)
Units Outstanding (000's), end of year	17,871	32,515	31,155	35,490	30,654
Net Assets (000's)	$41,315	$59,852	$42,164	$75,800	$61,060
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.09%	1.29%	1.25%	1.48%	1.41%
Total Return (C)	25.59%	36.01%	-36.63%	7.20%	9.55%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Composite Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$5.88	$4.99	$6.47	$6.10	$5.53
Unit value, end of year	$6.49	$5.88	$4.99	$6.47	$6.10
Units outstanding (000's), beginning of year	7,627	8,425	9,989	9,906	10,106
Units Issued (000's)	1,322	1,384	871	1,917	1,797
Units Redeemed (000's)	(6,005)	(2,182)	(2,435)	(1,834)	(1,997)
Units Outstanding (000's), end of year	2,944	7,627	8,425	9,989	9,906
Net Assets (000's)	$19,112	$44,847	$42,032	$64,637	$60,395
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.51%	2.93%	2.99%	2.81%	2.59%
Total Return (C)	10.41%	17.86%	-22.90%	6.15%	10.24%

	Investment Company
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007(1)
Unit value, beginning of year	$0.72	$0.58	$0.97	$1.00
Unit value, end of year	$0.78	$0.72	$0.58	$0.97
Units outstanding (000's), beginning of year	2,715	975	333	—
Units Issued (000's)	2,461	2,169	803	333
Units Redeemed (000's)	(2,570)	(429)	(161)	—
Units Outstanding (000's), end of year	2,606	2,715	975	333
Net Assets (000's)	$2,024	$1,957	$564	$323
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	3.70%	3.56%	4.43%	3.27	%(E)
Total Return (C)	7.73%	24.59%	-40.36%	-3.00%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Investment Company
Money Market Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$2.61	$2.62	$2.58	$2.46	$2.36
Unit value, end of year	$2.59	$2.61	$2.62	$2.58	$2.46
Units outstanding (000's), beginning of year	9,584	17,205	19,709	12,840	7,961
Units Issued (000's)	3,672	4,651	10,472	15,314	10,425
Units Redeemed (000's)	(8,310)	(12,272)	(12,976)	(8,445)	(5,546)
Units Outstanding (000's), end of year	4,946	9,584	17,205	19,709	12,840
Net Assets (000's)	$12,805	$24,988	$45,118	$50,755	$31,641
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	—	0.06%	2.84%	5.09%	4.37%
Total Return (C)	-0.69%	-0.58%	1.83%	4.51%	4.37%
Investment Company
Mid-Term Bond Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$2.10	$1.90	$1.87	$1.75	$1.69
Unit value, end of year	$2.23	$2.10	$1.90	$1.87	$1.75
Units outstanding (000's), beginning of year	16,897	17,242	12,622	10,347	6,854
Units Issued (000's)	8,515	6,748	12,856	5,090	5,979	(D)
Units Redeemed (000's)	(15,519)	(7,093)	(8,236)	(2,815)	(2,486)
Units Outstanding (000's), end of year	9,893	16,897	17,242	12,622	10,347
Net Assets (000's)	$22,064	$35,436	$32,676	$23,608	$18,143
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	3.45%	3.93%	4.23%	4.11%	3.83%
Total Return (C)	6.35%	10.66%	1.32%	6.68%	3.70%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Includes 3,613,121 units issued on September 1, 2006, upon the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$5.13	$4.50	$4.60	$4.37	$4.19
Unit value, end of year	$5.47	$5.13	$4.50	$4.60	$4.37
Units outstanding (000's), beginning of year	9,368	8,715	8,465	7,001	6,603
Units Issued (000's)	4,608	3,647	2,924	3,103	2,038
Units Redeemed (000's)	(8,219)	(2,994)	(2,674)	(1,639)	(1,640)
Units Outstanding (000's), end of year	5,757	9,368	8,715	8,465	7,001
Net Assets (000's)	$31,505	$48,046	$39,194	$38,945	$30,572
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	3.75%	4.51%	5.13%	5.22%	4.71%
Total Return (C)	6.70%	14.04%	-2.24%	5.36%	4.27%

	Investment Company
	Retirement Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008		2007(1)
Unit value, beginning of year/period	$1.04	$0.90	$1.00		$1.00
Unit value, end of year/period	$1.13	$1.04	$0.90		$1.00
Units outstanding (000's), beginning of year/period	1,181	227	0	(F)	—
Units Issued (000's)	2,323	1,286	667		0	(F)
Units Redeemed (000's)	(2,308)	(332)	(440)		—
Units Outstanding (000's), end of year/period	1,196	1,181	227		0	(F)
Net Assets (000's)	$1,349	$1,228	$204		$—
Expense Ratio (A)	0.54%	0.50%	0.50%		0.50	%(D)
Investment Income Ratio (B)	2.10%	0.06%	4.88%		6.71	%(E)
Total Return (C)	8.45%	15.67%	-10.06%		0.00%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

(F)  Less than 500 units.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	2010 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.96	$0.81	$0.98	$0.99
Unit value, end of year/period	$1.06	$0.96	$0.81	$0.98
Units outstanding (000's), beginning of year/period	3,223	1,968	468	—
Units Issued (000's)	2,833	2,065	2,140	506
Units Redeemed (000's)	(3,880)	(810)	(640)	(38)
Units Outstanding (000's), end of year/period	2,176	3,223	1,968	468
Net Assets (000's)	$2,312	$3,093	$1,585	$459
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	0.16%	3.65%	5.80%	3.99	%(E)
Total Return (C)	10.76%	19.19%	-17.86%	-0.76%
	Investment Company
	2015 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.92	$0.76	$0.97	$0.98
Unit value, end of year/period	$1.03	$0.92	$0.76	$0.97
Units outstanding (000's), beginning of year/period	7,116	2,863	530	—
Units Issued (000's)	11,094	6,211	2,645	530
Units Redeemed (000's)	(10,427)	(1,958)	(312)	—
Units Outstanding (000's), end of year/period	7,783	7,116	2,863	530
Net Assets (000's)	$7,992	$6,543	$2,182	$514
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	0.11%	3.38%	4.77%	3.99	%(E)
Total Return (C)	11.67%	20.67%	-21.40%	-1.25%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	2020 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.88	$0.72	$0.96	$0.97
Unit value, end of year/period	$1.00	$0.88	$0.72	$0.96
Units outstanding (000's), beginning of year/period	9,894	3,950	541	—
Units Issued (000's)	15,050	7,408	3,797	576
Units Redeemed (000's)	(14,753)	(1,464)	(388)	(35)
Units Outstanding (000's), end of year/period	10,191	9,894	3,950	541
Net Assets (000's)	$10,149	$8,698	$2,833	$518
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	0.07%	3.55%	4.68%	4.67	%(E)
Total Return (C)	13.29%	22.56%	-25.18%	-1.62%
	Investment Company
	2025 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.86	$0.69	$0.97	$0.99
Unit value, end of year/period	$0.99	$0.86	$0.69	$0.97
Units outstanding (000's), beginning of year/period	7,187	2,619	137	—
Units Issued (000's)	11,397	5,491	2,911	145
Units Redeemed (000's)	(11,062)	(923)	(429)	(8)
Units Outstanding (000's), end of year/period	7,522	7,187	2,619	137
Net Assets (000's)	$7,413	$6,166	$1,805	$132
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	0.17%	3.22%	5.00%	3.78	%(E)
Total Return (C)	14.87%	24.48%	-28.67%	-2.03%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	2030 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.85	$0.67	$0.97	$0.99
Unit value, end of year/period	$0.98	$0.85	$0.67	$0.97
Units outstanding (000's), beginning of year/period	6,690	2,569	470	—
Units Issued (000's)	9,925	5,152	2,589	525
Units Redeemed (000's)	(7,876)	(1,031)	(490)	(55)
Units Outstanding (000's), end of year/period	8,739	6,690	2,569	470
Net Assets (000's)	$8,605	$5,680	$1,733	$455
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	0.23%	2.92%	4.29%	4.31	%(E)
Total Return (C)	15.96%	25.84%	-30.30%	-2.29%
	Investment Company
	2035 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.83	$0.65	$0.97	$1.00
Unit value, end of year/period	$0.97	$0.83	$0.65	$0.97
Units outstanding (000's), beginning of year/period	5,373	1,606	192	—
Units Issued (000's)	7,724	4,291	1,606	192
Units Redeemed (000's)	(7,649)	(524)	(192)	—
Units Outstanding (000's), end of year/period	5,448	5,373	1,606	192
Net Assets (000's)	$5,269	$4,441	$1,050	$187
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	0.26%	2.66%	4.26%	3.15	%(E)
Total Return (C)	17.02%	26.42%	-32.87%	-2.61%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	2040 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.82	$0.64	$0.96	$0.99
Unit value, end of year/period	$0.96	$0.82	$0.64	$0.96
Units outstanding (000's), beginning of year/period	5,252	1,344	110	—
Units Issued (000's)	6,504	4,465	1,355	115
Units Redeemed (000's)	(6,681)	(557)	(121)	(5)
Units Outstanding (000's), end of year/period	5,075	5,252	1,344	110
Net Assets (000's)	$4,896	$4,304	$866	$106
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	0.27%	2.60%	4.17%	3.95	%(E)
Total Return (C)	17.75%	27.20%	-33.09%	-2.76%
	Investment Company
	2045 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.81	$0.64	$0.96	$0.99
Unit value, end of year/period	$0.96	$0.81	$0.64	$0.96
Units outstanding (000's), beginning of year/period	5,588	1,499	63	—
Units Issued (000's)	8,517	5,010	1,581	71
Units Redeemed (000's)	(6,590)	(921)	(145)	(8)
Units Outstanding (000's), end of year/period	7,515	5,588	1,499	63
Net Assets (000's)	$7,205	$4,543	$960	$60
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50	%(D)
Investment Income Ratio (B)	0.24%	2.57%	4.58%	4.06	%(E)
Total Return (C)	17.93%	26.92%	-33.24%	-2.87%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Conservative Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$1.28	$1.11	$1.24	$1.17	$1.10
Unit value, end of year	$1.39	$1.28	$1.11	$1.24	$1.17
Units outstanding (000's), beginning of year	5,840	4,578	3,478	2,291	1,748
Units Issued (000's)	4,880	3,485	2,916	2,119	1,712
Units Redeemed (000's)	(6,228)	(2,223)	(1,816)	(932)	(1,169)
Units Outstanding (000's), end of year	4,492	5,840	4,578	3,478	2,291
Net Assets (000's)	$6,264	$7,488	$5,089	$4,326	$2,692
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	—	4.11%	3.85%	4.58%	0.68%
Total Return (C)	8.75%	15.36%	-10.64%	5.89%	6.42%
	Investment Company
	Moderate Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$1.37	$1.13	$1.42	$1.34	$1.24
Unit value, end of year	$1.54	$1.37	$1.13	$1.42	$1.34
Units outstanding (000's), beginning of year	21,857	18,573	17,148	10,108	6,764
Units Issued (000's)	10,629	9,395	7,663	10,048	5,504
Units Redeemed (000's)	(18,498)	(6,111)	(6,238)	(3,008)	(2,160)
Units Outstanding (000's), end of year	13,988	21,857	18,573	17,148	10,108
Net Assets (000's)	$21,505	$29,870	$21,036	$24,356	$13,568
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	0.15%	3.11%	3.04%	3.63%	21.71%
Total Return (C)	12.49%	20.66%	-20.26%	5.82%	8.65%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Aggressive Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$1.42	$1.13	$1.59	$1.51	$1.36
Unit value, end of year	$1.65	$1.42	$1.13	$1.59	$1.51
Units outstanding (000's), beginning of year	18,142	16,102	14,757	9,166	6,122
Units Issued (000's)	9,292	7,536	6,669	8,345	5,421
Units Redeemed (000's)	(14,482)	(5,496)	(5,324)	(2,754)	(2,377)
Units Outstanding (000's), end of year	12,952	18,142	16,102	14,757	9,166
Net Assets (000's)	$21,341	$25,686	$18,236	$23,395	$13,841
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	0.31%	2.09%	2.35%	2.96%	2.88%
Total Return (C)	16.38%	25.02%	-28.56%	4.99%	11.31%
	Fidelity
	VIP Equity-Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$36.29	$27.98	$48.99	$48.45	$40.47
Unit value, end of year	$41.60	$36.29	$27.98	$48.99	$48.45
Units outstanding (000's), beginning of year	1,698	1,803	2,057	1,914	1,641
Units Issued (000's)	451	446	322	641	607
Units Redeemed (000's)	(1,344)	(551)	(576)	(498)	(334)
Units Outstanding (000's), end of year	805	1,698	1,803	2,057	1,914
Net Assets (000's)	$33,493	$61,610	$50,447	$100,799	$92,705
Expense Ratio (A)(D)	0.44%	0.40%	0.40%	0.40%	0.40%
Investment Income Ratio (B)	1.87%	2.41%	2.45%	1.75%	3.42%
Total Return (C)	14.64%	29.69%	-42.88%	1.12%	19.71%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50% in 2006 through 2009 and 0.54% in 2010.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Fidelity
	VIP Asset Manager Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$30.78	$23.94	$33.72	$29.31	$27.42
Unit value, end of year	$35.02	$30.78	$23.94	$33.72	$29.31
Units outstanding (000's), beginning of year	1,079	1,030	1,021	856	821
Units Issued (000's)	378	331	362	351	235
Units Redeemed (000's)	(846)	(282)	(353)	(186)	(200)
Units Outstanding (000's), end of year	611	1,079	1,030	1,021	856
Net Assets (000's)	$21,393	$33,217	$24,651	$34,422	$25,130
Expense Ratio (A)(D)	0.44%	0.40%	0.40%	0.40%	0.40%
Investment Income Ratio (B)	1.76%	2.58%	2.77%	6.21%	2.65%
Total Return (C)	13.76%	28.60%	-29.00%	15.04%	6.89%
	Fidelity
	VIP Contrafund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$39.83	$29.47	$51.46	$43.94	$39.49
Unit value, end of year	$46.48	$39.83	$29.47	$51.46	$43.94
Units outstanding (000's), beginning of year	3,627	3,711	4,137	3,589	3,462
Units Issued (000's)	1,013	1,010	714	1,286	1,016
Units Redeemed (000's)	(2,866)	(1,094)	(1,140)	(738)	(889)
Units Outstanding (000's), end of year	1,774	3,627	3,711	4,137	3,589
Net Assets (000's)	$82,438	$144,477	$109,355	$212,915	$157,724
Expense Ratio (A)(D)	0.44%	0.40%	0.40%	0.40%	0.40%
Investment Income Ratio (B)	1.27%	1.47%	0.98%	0.98%	1.29%
Total Return (C)	16.70%	35.17%	-42.74%	17.12%	11.27%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50% in 2006 through 2009 and 0.54% in 2010.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Fidelity
	VIP Mid Cap Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$38.12	$27.32	$45.30	$39.33	$35.04
Unit value, end of year	$48.89	$38.12	$27.32	$45.30	$39.33
Units outstanding (000's), beginning of year	745	559	564	307	133
Units Issued (000's)	405	405	218	381	304
Units Redeemed (000's)	(628)	(219)	(223)	(124)	(130)
Units Outstanding (000's), end of year	522	745	559	564	307
Net Assets (000's)	$25,511	$28,401	$15,273	$25,543	$12,094
Expense Ratio (A)(D)	0.44%	0.40%	0.40%	0.40%	0.40%
Investment Income Ratio (B)	0.42%	0.81%	0.47%	0.95%	0.28%
Total Return (C)	28.26%	39.53%	-39.68%	15.16%	12.25%
	Vanguard
	VIF Diversified Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$14.07	$11.14	$17.53	$16.95	$14.33
Unit value, end of year	$15.30	$14.07	$11.14	$17.53	$16.95
Units outstanding (000's), beginning of year	1,319	1,143	1,133	721	120
Units Issued (000's)	651	611	431	925	746
Units Redeemed (000's)	(1,142)	(435)	(421)	(513)	(145)
Units Outstanding (000's), end of year	828	1,319	1,143	1,133	721
Net Assets (000's)	$12,669	$18,559	$12,735	$19,869	$12,221
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.45%	3.92%	2.82%	1.58%	0.88%
Total Return (C)	8.74%	26.29%	-36.46%	3.41%	18.28%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the annualized expense ratio would have been 0.50% in 2006 through 2009 and 0.54% in 2010.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Vanguard
	VIF International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$19.88	$13.99	$25.53	$21.85	$17.33
Unit value, end of year	$22.88	$19.88	$13.99	$25.53	$21.85
Units outstanding (000's), beginning of year	1,995	1,643	1,450	669	110
Units Issued (000's)	1,042	942	672	1,060	641
Units Redeemed (000's)	(1,633)	(590)	(479)	(279)	(82)
Units Outstanding (000's), end of year	1,405	1,995	1,643	1,450	669
Net Assets (000's)	$32,130	$39,655	$22,922	$37,020	$14,615
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.58%	3.45%	2.41%	1.44%	0.75%
Total Return (C)	15.10%	42.07%	-45.19%	16.82%	26.11%
	DWS
	Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$16.90	$15.43	$18.64	$17.98	$17.26
Unit value, end of year	$17.95	$16.90	$15.43	$18.64	$17.98
Units outstanding (000's), beginning of year	802	876	983	791	797
Units Issued (000's)	258	219	209	422	272
Units Redeemed (000's)	(637)	(293)	(316)	(230)	(278)
Units Outstanding (000's), end of year	423	802	876	983	791
Net Assets (000's)	$7,593	$13,558	$13,513	$18,325	$14,218
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	4.25%	8.10%	5.58%	4.69%	3.78%
Total Return (C)	6.21%	9.51%	-17.19%	3.65%	4.19%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	DWS
	Capital Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$35.73	$28.30	$42.44	$37.89	$35.09
Unit value, end of year	$41.47	$35.73	$28.30	$42.44	$37.89
Units outstanding (000's), beginning of year	1,954	2,171	2,480	2,518	2,655
Units Issued (000's)	359	384	255	473	453
Units Redeemed (000's)	(1,567)	(601)	(564)	(511)	(590)
Units Outstanding (000's), end of year	746	1,954	2,171	2,480	2,518
Net Assets (000's)	$30,939	$69,804	$61,455	$105,271	$95,389
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	0.92%	1.32%	0.00%	0.62%	0.57%
Total Return (C)	16.08%	26.23%	-33.32%	12.02%	7.98%
	DWS
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$18.30	$13.77	$26.73	$23.45	$18.72
Unit value, end of year	$18.50	$18.30	$13.77	$26.73	$23.45
Units outstanding (000's), beginning of year	2,058	2,285	2,584	2,375	2,194
Units Issued (000's)	456	477	342	633	641
Units Redeemed (000's)	(1,620)	(704)	(641)	(424)	(460)
Units Outstanding (000's), end of year	894	2,058	2,285	2,584	2,375
Net Assets (000's)	$16,541	$37,662	$31,478	$69,076	$55,695
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	2.20%	4.37%	1.38%	2.39%	1.84%
Total Return (C)	1.07%	32.85%	-48.47%	14.01%	25.28%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Oppenheimer
	VA Main Street Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$20.20	$15.82	$25.84	$24.87	$21.73
Unit value, end of year	$23.32	$20.20	$15.82	$25.84	$24.87
Units outstanding (000's), beginning of year	216	194	180	100	25
Units Issued (000's)	116	102	96	150	103
Units Redeemed (000's)	(201)	(80)	(82)	(70)	(28)
Units Outstanding (000's), end of year	131	216	194	180	100
Net Assets (000's)	$3,053	$4,358	$3,063	$4,651	$2,493
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.03%	1.70%	1.39%	0.95%	0.69%
Total Return (C)	15.48%	27.64%	-38.78%	3.90%	14.45%
	American Century VP
	Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$20.41	$14.93	$27.81	$19.13	$16.36
Unit value, end of year	$26.72	$20.41	$14.93	$27.81	$19.13
Units outstanding (000's), beginning of year	2,561	2,567	3,144	1,927	1,883
Units Issued (000's)	918	941	885	2,124	1,151
Units Redeemed (000's)	(2,163)	(947)	(1,462)	(907)	(1,107)
Units Outstanding (000's), end of year	1,315	2,561	2,567	3,144	1,927
Net Assets (000's)	$35,149	$52,272	$38,322	$87,446	$36,863
Expense Ratio (A)(D)	0.29%	0.25%	0.25%	0.25%	0.25%
Investment Income Ratio (B)	—	0.76%	0.00%	0.00%	0.00%
Total Return (C)	30.90%	36.73%	-46.32%	45.43%	16.92%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by American Century, the annualized expense ratio would have been 0.50% in 2006 through 2009 and 0.54% in 2010.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Calvert
	VP SRI Balanced Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$3.25	$2.61	$3.82	$3.74	$3.45
Unit value, end of year	$3.63	$3.25	$2.61	$3.82	$3.74
Units outstanding (000's), beginning of year	6,377	6,317	6,579	5,497	4,985
Units Issued (000's)	2,048	1,808	1,295	2,116	1,656
Units Redeemed (000's)	(4,638)	(1,748)	(1,557)	(1,034)	(1,144)
Units Outstanding (000's), end of year	3,787	6,377	6,317	6,579	5,497
Net Assets (000's)	$13,744	$20,756	$16,493	$25,137	$20,545
Expense Ratio (A)	0.54%	0.50%	0.50%	0.50%	0.50%
Investment Income Ratio (B)	1.47%	2.30%	2.54%	2.45%	2.37%
Total Return (C)	11.49%	24.66%	-31.67%	2.24%	8.22%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Standard Units*

	Investment Company
	Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$2.78	$2.23	$3.57	$3.42	$2.99
Unit value, end of year	$3.16	$2.78	$2.23	$3.57	$3.42
Units outstanding (000's), beginning of year	68,767	65,771	68,522	77,744	83,203
Units Issued (000's)	15,814	20,468	14,120	13,944	16,565
Units Redeemed (000's)	(17,902)	(17,472)	(16,871)	(23,166)	(22,024)
Units Outstanding (000's), end of year	66,679	68,767	65,771	68,522	77,744
Net Assets (000's)	$210,650	$191,403	$146,452	$244,680	$266,254
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.76%	1.92%	1.62%	1.78%	1.87%
Total Return (C)	13.50%	25.00%	-37.64%	4.27%	14.56%
	Investment Company
	All America Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$8.15	$6.56	$10.26	$9.93	$8.66
Unit value, end of year	$9.50	$8.15	$6.56	$10.26	$9.93
Units outstanding (000's), beginning of year	16,090	16,718	18,638	22,177	25,210
Units Issued (000's)	2,959	3,116	2,205	2,224	2,947
Units Redeemed (000's)	(3,827)	(3,744)	(4,125)	(5,763)	(5,980)
Units Outstanding (000's), end of year	15,222	16,090	16,718	18,638	22,177
Net Assets (000's)	$144,566	$131,085	$109,667	$191,237	$220,192
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.29%	2.05%	1.29%	1.36%	1.41%
Total Return (C)	16.58%	24.19%	-36.06%	3.33%	14.71%

*  Includes 401(k) and 401(k) SIMPLE Plans.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Small Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$1.09	$0.85	$1.19	$1.25	$1.07
Unit value, end of year	$1.38	$1.09	$0.85	$1.19	$1.25
Units outstanding (000's), beginning of year	72,395	69,541	73,367	87,617	3,011
Units Issued (000's)	23,170	20,274	13,647	18,376	101,009	(D)
Units Redeemed (000's)	(19,773)	(17,420)	(17,473)	(32,626)	(16,403)
Units Outstanding (000's), end of year	75,792	72,395	69,541	73,367	87,617
Net Assets (000's)	$104,496	$78,951	$59,190	$87,227	$109,455
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.13%	1.29%	1.15%	0.94%	1.81%
Total Return (C)	26.42%	28.13%	-28.41%	-4.85%	16.63%
	Investment Company
	Small Cap Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$1.02	$0.81	$1.24	$1.20	$1.05
Unit value, end of year	$1.35	$1.02	$0.81	$1.24	$1.20
Units outstanding (000's), beginning of year	75,326	72,573	74,886	84,420	2,252
Units Issued (000's)	29,183	20,728	15,279	18,109	102,375	(E)
Units Redeemed (000's)	(23,023)	(17,975)	(17,592)	(27,643)	(20,207)
Units Outstanding (000's), end of year	81,486	75,326	72,573	74,886	84,420
Net Assets (000's)	$109,991	$77,080	$58,682	$93,100	$101,154
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	—	—	—	—	—
Total Return (C)	31.91%	26.55%	-34.96%	3.73%	14.11%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Includes 74,029,264 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

(E)  Includes 79,345,334 units issued on September 1, 2006, upon the reorganization of the Aggressive Equity Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Mid Cap Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$1.01	$0.82	$1.22	$1.22	$1.06
Unit value, end of year	$1.19	$1.01	$0.82	$1.22	$1.22
Units outstanding (000's), beginning of year	13,566	11,568	10,362	8,145	1,641
Units Issued (000's)	6,548	6,585	5,293	13,679	11,101
Units Redeemed (000's)	(4,134)	(4,587)	(4,087)	(11,462)	(4,597)
Units Outstanding (000's), end of year	15,980	13,566	11,568	10,362	8,145
Net Assets (000's)	$19,051	$13,739	$9,440	$12,667	$9,959
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.31%	1.61%	1.85%	1.18%	2.27%
Total Return (C)	17.72%	24.10%	-33.24%	-0.03%	14.89%
	Investment Company
	Mid-Cap Equity Index Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$1.81	$1.33	$2.11	$1.98	$1.82
Unit value, end of year	$2.26	$1.81	$1.33	$2.11	$1.98
Units outstanding (000's), beginning of year	71,371	65,454	70,944	77,066	92,517
Units Issued (000's)	22,117	26,242	17,357	27,766	26,329
Units Redeemed (000's)	(23,614)	(20,325)	(22,847)	(33,888)	(41,780)
Units Outstanding (000's), end of year	69,874	71,371	65,454	70,944	77,066
Net Assets (000's)	$157,889	$129,032	$87,354	$150,015	$152,645
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.09%	1.29%	1.25%	1.48%	1.41%
Total Return (C)	24.99%	35.47%	-36.89%	6.77%	9.12%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Composite Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$5.78	$4.92	$6.41	$6.06	$5.52
Unit value, end of year	$6.35	$5.78	$4.92	$6.41	$6.06
Units outstanding (000's), beginning of year	17,127	18,190	19,977	23,215	26,925
Units Issued (000's)	2,704	2,734	2,125	2,159	2,469
Units Redeemed (000's)	(3,418)	(3,797)	(3,912)	(5,397)	(6,179)
Units Outstanding (000's), end of year	16,413	17,127	18,190	19,977	23,215
Net Assets (000's)	$104,152	$98,912	$89,489	$127,980	$140,666
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.51%	2.93%	2.99%	2.81%	2.59%
Total Return (C)	9.88%	17.39%	-23.21%	5.72%	9.81%

	Investment Company
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.71	$0.58	$0.97	$1.00
Unit value, end of year/period	$0.77	$0.71	$0.58	$0.97
Units outstanding (000's), beginning of year/period	4,534	1,998	197	—
Units Issued (000's)	4,062	3,838	2,226	202
Units Redeemed (000's)	(1,889)	(1,302)	(425)	(5)
Units Outstanding (000's), end of year/period	6,707	4,534	1,998	197
Net Assets (000's)	$5,138	$3,240	$1,151	$191
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	3.70%	3.56%	4.43%	3.27	%(E)
Total Return (C)	7.21%	24.10%	-40.60%	-3.06%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

Investment Company
Money Market Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$2.56	$2.59	$2.55	$2.45	$2.36
Unit value, end of year	$2.53	$2.56	$2.59	$2.55	$2.45
Units outstanding (000's), beginning of year	22,906	31,629	30,862	23,613	17,051
Units Issued (000's)	6,835	11,658	18,587	26,037	19,075
Units Redeemed (000's)	(9,446)	(20,381)	(17,820)	(18,788)	(12,513)
Units Outstanding (000's), end of year	20,295	22,906	31,629	30,862	23,613
Net Assets (000's)	$51,358	$58,650	$81,785	$78,681	$57,837
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	—	0.06%	2.84%	5.09%	4.37%
Total Return (C)	-1.17%	-0.98%	1.42%	4.09%	3.95%
Investment Company
Mid-Term Bond Fund
Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$2.06	$1.87	$1.85	$1.74	$1.69
Unit value, end of year	$2.18	$2.06	$1.87	$1.85	$1.74
Units outstanding (000's), beginning of year	34,644	31,695	21,789	23,736	18,086
Units Issued (000's)	15,922	14,881	24,245	5,989	12,839	(D)
Units Redeemed (000's)	(12,462)	(11,932)	(14,339)	(7,936)	(7,189)
Units Outstanding (000's), end of year	38,104	34,644	31,695	21,789	23,736
Net Assets (000's)	$83,062	$71,357	$59,231	$40,346	$41,363
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.45%	3.93%	4.23%	4.11%	3.83%
Total Return (C)	5.83%	10.22%	0.92%	6.25%	3.28%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Includes 8,017,584 units issued on September 1, 2006, upon the merger of the Short-Term Bond Fund into the Mid-Term Bond Fund. See Note 4, Fund Reorganizations.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$5.04	$4.43	$4.55	$4.34	$4.18
Unit value, end of year	$5.35	$5.04	$4.43	$4.55	$4.34
Units outstanding (000's), beginning of year	19,352	15,862	15,158	14,873	15,921
Units Issued (000's)	10,050	8,727	5,348	4,767	3,753
Units Redeemed (000's)	(7,457)	(5,237)	(4,644)	(4,482)	(4,801)
Units Outstanding (000's), end of year	21,945	19,352	15,862	15,158	14,873
Net Assets (000's)	$117,377	$97,482	$70,344	$69,036	$64,549
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	3.75%	4.51%	5.13%	5.22%	4.71%
Total Return (C)	6.18%	13.58%	-2.63%	4.94%	3.85%

	Investment Company
	Retirement Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$1.03	$0.90	$1.00	$1.00
Unit value, end of year/period	$1.11	$1.03	$0.90	$1.00
Units outstanding (000's), beginning of year/period	3,904	1,995	530	—
Units Issued (000's)	4,622	3,958	2,906	591
Units Redeemed (000's)	(2,555)	(2,049)	(1,441)	(61)
Units Outstanding (000's), end of year/period	5,971	3,904	1,995	530
Net Assets (000's)	$6,646	$4,026	$1,786	$530
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	2.10%	0.06%	4.88%	6.71	%(E)
Total Return (C)	7.93%	15.21%	-10.42%	-0.07%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	2010 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.95	$0.80	$0.98	$0.99
Unit value, end of year/period	$1.05	$0.95	$0.80	$0.98
Units outstanding (000's), beginning of year/period	7,308	4,494	449	—
Units Issued (000's)	3,691	5,546	4,971	822
Units Redeemed (000's)	(3,772)	(2,732)	(926)	(373)
Units Outstanding (000's), end of year/period	7,227	7,308	4,494	449
Net Assets (000's)	$7,578	$6,952	$3,601	$440
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	0.16%	3.65%	5.80%	3.99	%(E)
Total Return (C)	10.23%	18.71%	-18.19%	-0.82%
	Investment Company
	2015 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.91	$0.76	$0.97	$0.98
Unit value, end of year/period	$1.01	$0.91	$0.76	$0.97
Units outstanding (000's), beginning of year/period	22,505	12,185	2,117	—
Units Issued (000's)	18,918	18,924	13,253	2,306
Units Redeemed (000's)	(8,046)	(8,604)	(3,185)	(189)
Units Outstanding (000's), end of year/period	33,377	22,505	12,185	2,117
Net Assets (000's)	$33,813	$20,516	$9,242	$2,051
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	0.11%	3.38%	4.77%	3.99	%(E)
Total Return (C)	11.13%	20.18%	-21.72%	-1.31%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	2020 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.87	$0.71	$0.96	$0.97
Unit value, end of year/period	$0.98	$0.87	$0.71	$0.96
Units outstanding (000's), beginning of year/period	23,701	11,723	2,143	—
Units Issued (000's)	19,591	17,357	11,880	2,263
Units Redeemed (000's)	(8,729)	(5,379)	(2,300)	(120)
Units Outstanding (000's), end of year/period	34,563	23,701	11,723	2,143
Net Assets (000's)	$33,960	$20,656	$8,369	$2,053
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	0.07%	3.55%	4.68%	4.67	%(E)
Total Return (C)	12.75%	22.07%	-25.48%	-1.68%
	Investment Company
	2025 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.85	$0.69	$0.97	$0.99
Unit value, end of year/period	$0.97	$0.85	$0.69	$0.97
Units outstanding (000's), beginning of year/period	20,565	8,163	651	—
Units Issued (000's)	19,193	16,183	8,516	660
Units Redeemed (000's)	(7,368)	(3,781)	(1,004)	(9)
Units Outstanding (000's), end of year/period	32,390	20,565	8,163	651
Net Assets (000's)	$31,494	$17,491	$5,600	$628
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	0.17%	3.22%	5.00%	3.78	%(E)
Total Return (C)	14.32%	23.98%	-28.96%	-2.09%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	2030 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.84	$0.67	$0.97	$0.99
Unit value, end of year/period	$0.97	$0.84	$0.67	$0.97
Units outstanding (000's), beginning of year/period	16,971	6,652	740	—
Units Issued (000's)	13,441	14,095	6,413	816
Units Redeemed (000's)	(6,166)	(3,776)	(501)	(76)
Units Outstanding (000's), end of year/period	24,247	16,971	6,652	740
Net Assets (000's)	$23,556	$14,287	$4,468	$716
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	0.23%	2.92%	4.29%	4.31	%(E)
Total Return (C)	15.41%	25.34%	-30.58%	-2.35%
	Investment Company
	2035 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.82	$0.65	$0.97	$1.00
Unit value, end of year/period	$0.95	$0.82	$0.65	$0.97
Units outstanding (000's), beginning of year/period	12,881	4,644	344	—
Units Issued (000's)	11,912	11,277	4,788	379
Units Redeemed (000's)	(4,522)	(3,040)	(488)	(35)
Units Outstanding (000's), end of year/period	20,271	12,881	4,644	344
Net Assets (000's)	$19,344	$10,555	$3,022	$334
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	0.26%	2.66%	4.26%	3.15	%(E)
Total Return (C)	16.46%	25.91%	-33.13%	-2.67%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	2040 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.81	$0.64	$0.96	$0.99
Unit value, end of year/period	$0.95	$0.81	$0.64	$0.96
Units outstanding (000's), beginning of year/period	11,295	3,978	323	—
Units Issued (000's)	11,081	9,620	4,090	336
Units Redeemed (000's)	(3,752)	(2,303)	(435)	(13)
Units Outstanding (000's), end of year/period	18,624	11,295	3,978	323
Net Assets (000's)	$17,728	$9,174	$2,550	$311
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	0.27%	2.60%	4.17%	3.95	%(E)
Total Return (C)	17.18%	26.69%	-33.35%	-2.82%
	Investment Company
	2045 Retirement Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007(1)
Unit value, beginning of year/period	$0.81	$0.64	$0.96	$0.99
Unit value, end of year/period	$0.95	$0.81	$0.64	$0.96
Units outstanding (000's), beginning of year/period	12,807	4,062	236	—
Units Issued (000's)	13,463	11,962	4,187	275
Units Redeemed (000's)	(5,057)	(3,217)	(361)	(39)
Units Outstanding (000's), end of year/period	21,213	12,807	4,062	236
Net Assets (000's)	$20,067	$10,322	$2,590	$226
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90	%(D)
Investment Income Ratio (B)	0.24%	2.57%	4.58%	4.06	%(E)
Total Return (C)	17.37%	26.41%	-33.50%	-2.93%

(1)  For the period November 5, 2007 (commencement of operations) to December 31, 2007.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Annualized.

(E)  Not annualized.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Conservative Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$1.26	$1.10	$1.23	$1.17	$1.10
Unit value, end of year	$1.36	$1.26	$1.10	$1.23	$1.17
Units outstanding (000's), beginning of year	13,280	9,620	7,721	5,517	5,902
Units Issued (000's)	8,501	7,865	6,640	4,884	3,242
Units Redeemed (000's)	(4,542)	(4,205)	(4,741)	(2,680)	(3,627)
Units Outstanding (000's), end of year	17,239	13,280	9,620	7,721	5,517
Net Assets (000's)	$23,494	$16,724	$10,544	$9,508	$6,441
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	—	4.11%	3.85%	4.58%	0.68%
Total Return (C)	8.22%	14.90%	-11.00%	5.47%	6.00%
	Investment Company
	Moderate Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$1.34	$1.12	$1.41	$1.33	$1.23
Unit value, end of year	$1.50	$1.34	$1.12	$1.41	$1.33
Units outstanding (000's), beginning of year	45,667	38,344	35,240	31,037	26,143
Units Issued (000's)	18,514	18,682	15,482	17,053	13,434
Units Redeemed (000's)	(13,168)	(11,359)	(12,378)	(12,850)	(8,540)
Units Outstanding (000's), end of year	51,013	45,667	38,344	35,240	31,037
Net Assets (000's)	$76,656	$61,299	$42,827	$49,554	$41,408
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.15%	3.11%	3.04%	3.63%	21.71%
Total Return (C)	11.95%	20.18%	-20.57%	5.40%	8.22%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Investment Company
	Aggressive Allocation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$1.39	$1.12	$1.57	$1.50	$1.35
Unit value, end of year	$1.61	$1.39	$1.12	$1.57	$1.50
Units outstanding (000's), beginning of year	41,229	33,937	29,353	23,483	17,772
Units Issued (000's)	12,812	16,418	13,055	15,955	12,227
Units Redeemed (000's)	(12,343)	(9,126)	(8,471)	(10,085)	(6,516)
Units Outstanding (000's), end of year	41,698	41,229	33,937	29,353	23,483
Net Assets (000's)	$67,160	$57,335	$37,902	$46,071	$35,246
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.31%	2.09%	2.35%	2.96%	2.88%
Total Return (C)	15.82%	24.52%	-28.84%	4.57%	10.87%
	Fidelity
	VIP Equity-Income Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$35.64	$27.59	$48.50	$48.16	$40.39
Unit value, end of year	$40.66	$35.64	$27.59	$48.50	$48.16
Units outstanding (000's), beginning of year	3,325	3,226	3,514	4,162	3,800
Units Issued (000's)	682	945	672	840	1,392
Units Redeemed (000's)	(859)	(846)	(960)	(1,488)	(1,030)
Units Outstanding (000's), end of year	3,148	3,325	3,226	3,514	4,162
Net Assets (000's)	$127,993	$118,509	$89,012	$170,433	$200,453
Expense Ratio (A)(D)	0.93%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	1.87%	2.41%	2.45%	1.75%	3.42%
Total Return (C)	14.09%	29.17%	-43.11%	0.72%	19.24%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90% in 2006 through 2009 and 1.03% in 2010.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Fidelity
	VIP Asset Manager Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$30.23	$23.60	$33.38	$29.13	$27.37
Unit value, end of year	$34.23	$30.23	$23.60	$33.38	$29.13
Units outstanding (000's), beginning of year	2,303	2,156	1,884	1,929	2,001
Units Issued (000's)	554	738	935	477	435
Units Redeemed (000's)	(655)	(591)	(663)	(522)	(507)
Units Outstanding (000's), end of year	2,202	2,303	2,156	1,884	1,929
Net Assets (000's)	$75,357	$69,626	$50,886	$62,896	$56,159
Expense Ratio (A)(D)	0.93%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	1.76%	2.58%	2.77%	6.21%	2.65%
Total Return (C)	13.21%	28.08%	-29.29%	14.58%	6.46%
	Fidelity
	VIP Contrafund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$39.12	$29.06	$50.95	$43.68	$39.41
Unit value, end of year	$45.43	$39.12	$29.06	$50.95	$43.68
Units outstanding (000's), beginning of year	7,863	7,551	7,826	8,202	8,758
Units Issued (000's)	1,580	2,167	1,669	1,916	2,155
Units Redeemed (000's)	(1,938)	(1,855)	(1,944)	(2,292)	(2,711)
Units Outstanding (000's), end of year	7,505	7,863	7,551	7,826	8,202
Net Assets (000's)	$340,978	$307,589	$219,398	$398,753	$358,246
Expense Ratio (A)(D)	0.93%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	1.27%	1.47%	0.98%	0.98%	1.29%
Total Return (C)	16.14%	34.63%	-42.97%	16.65%	10.83%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90% in 2006 through 2009 and 1.03% in 2010.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Fidelity
	VIP Mid Cap Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$37.44	$26.94	$44.84	$39.10	$34.97
Unit value, end of year	$47.79	$37.44	$26.94	$44.84	$39.10
Units outstanding (000's), beginning of year	1,821	1,287	1,239	789	414
Units Issued (000's)	921	1,081	504	876	1,017
Units Redeemed (000's)	(621)	(547)	(456)	(426)	(642)
Units Outstanding (000's), end of year	2,121	1,821	1,287	1,239	789
Net Assets (000's)	$101,338	$68,172	$34,685	$55,555	$30,860
Expense Ratio (A)(D)	0.93%	0.80%	0.80%	0.80%	0.80%
Investment Income Ratio (B)	0.42%	0.81%	0.47%	0.95%	0.28%
Total Return (C)	27.65%	38.97%	-39.93%	14.70%	11.80%
	Vanguard
	VIF Diversified Value Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$13.82	$10.98	$17.36	$16.85	$14.31
Unit value, end of year	$14.95	$13.82	$10.98	$17.36	$16.85
Units outstanding (000's), beginning of year	2,945	2,398	2,477	2,229	356
Units Issued (000's)	1,152	1,386	962	1,984	2,533
Units Redeemed (000's)	(996)	(839)	(1,041)	(1,736)	(660)
Units Outstanding (000's), end of year	3,101	2,945	2,398	2,477	2,229
Net Assets (000's)	$46,371	$40,686	$26,345	$42,997	$37,556
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.45%	3.92%	2.82%	1.58%	0.88%
Total Return (C)	8.22%	25.79%	-36.72%	3.00%	17.81%

(1)  For the period July 1, 2005 (commencement of operations) to December 31, 2005.

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by Fidelity, the expense ratio would have been 0.90% in 2006 through 2009 and 1.03% in 2010.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Vanguard
	VIF International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$19.52	$13.80	$25.27	$21.72	$17.29
Unit value, end of year	$22.36	$19.52	$13.80	$25.27	$21.72
Units outstanding (000's), beginning of year	4,567	3,446	3,084	1,834	431
Units Issued (000's)	1,507	2,175	1,498	2,234	1,821
Units Redeemed (000's)	(1,554)	(1,054)	(1,136)	(984)	(418)
Units Outstanding (000's), end of year	4,520	4,567	3,446	3,084	1,834
Net Assets (000's)	$101,070	$89,154	$47,544	$77,952	$39,841
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.58%	3.45%	2.41%	1.44%	0.75%
Total Return (C)	14.54%	41.50%	-45.41%	16.35%	25.61%
	DWS
	Bond Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$16.60	$15.22	$18.45	$17.87	$17.22
Unit value, end of year	$17.55	$16.60	$15.22	$18.45	$17.87
Units outstanding (000's), beginning of year	1,449	1,481	1,533	1,648	1,873
Units Issued (000's)	396	420	389	416	442
Units Redeemed (000's)	(412)	(452)	(441)	(531)	(667)
Units Outstanding (000's), end of year	1,433	1,449	1,481	1,533	1,648
Net Assets (000's)	$25,137	$24,053	$22,536	$28,278	$29,458
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	4.25%	8.10%	5.58%	4.69%	3.78%
Total Return (C)	5.70%	9.07%	-17.52%	3.23%	3.77%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	DWS
	Capital Growth Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$35.09	$27.91	$42.02	$37.66	$35.02
Unit value, end of year	$40.54	$35.09	$27.91	$42.02	$37.66
Units outstanding (000's), beginning of year	3,818	3,956	4,226	5,086	6,056
Units Issued (000's)	631	759	535	467	620
Units Redeemed (000's)	(818)	(897)	(805)	(1,327)	(1,590)
Units Outstanding (000's), end of year	3,631	3,818	3,956	4,226	5,086
Net Assets (000's)	$147,189	$133,998	$110,403	$177,582	$191,573
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	0.92%	1.32%	0.00%	0.62%	0.57%
Total Return (C)	15.52%	25.73%	-33.58%	11.57%	7.56%
	DWS
	International Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$17.97	$13.58	$26.47	$23.31	$18.68
Unit value, end of year	$18.08	$17.97	$13.58	$26.47	$23.31
Units outstanding (000's), beginning of year	4,001	4,088	4,449	4,862	4,923
Units Issued (000's)	749	1,005	693	858	1,143
Units Redeemed (000's)	(1,215)	(1,092)	(1,054)	(1,271)	(1,204)
Units Outstanding (000's), end of year	3,535	4,001	4,088	4,449	4,862
Net Assets (000's)	$63,918	$71,911	$55,525	$117,763	$113,310
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	2.20%	4.37%	1.38%	2.39%	1.84%
Total Return (C)	0.58%	32.32%	-48.68%	13.55%	24.78%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Oppenheimer
	VA Main Street Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$19.84	$15.60	$25.59	$24.73	$21.69
Unit value, end of year	$22.80	$19.84	$15.60	$25.59	$24.73
Units outstanding (000's), beginning of year	444	325	271	243	65
Units Issued (000's)	187	301	173	195	260
Units Redeemed (000's)	(171)	(182)	(119)	(167)	(82)
Units Outstanding (000's), end of year	460	444	325	271	243
Net Assets (000's)	$10,481	$8,800	$5,071	$6,938	$6,000
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.03%	1.70%	1.39%	0.95%	0.69%
Total Return (C)	14.92%	27.13%	-39.02%	3.48%	13.99%
	American Century
	VP Capital Appreciation Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$20.05	$14.72	$27.54	$19.01	$16.32
Unit value, end of year	$26.12	$20.05	$14.72	$27.54	$19.01
Units outstanding (000's), beginning of year	5,766	5,253	6,052	3,985	4,611
Units Issued (000's)	2,018	2,540	1,997	4,898	2,816
Units Redeemed (000's)	(1,894)	(2,027)	(2,796)	(2,831)	(3,442)
Units Outstanding (000's), end of year	5,890	5,766	5,253	6,052	3,985
Net Assets (000's)	$153,850	$115,614	$77,335	$166,652	$75,750
Expense Ratio (A)(D)	0.78%	0.65%	0.65%	0.65%	0.65%
Investment Income Ratio (B)	—	0.76%	0.00%	0.00%	0.00%
Total Return (C)	30.28%	36.18%	-46.53%	44.85%	16.46%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

(D)  Absent reimbursement by American Century, the expense ratio would have been 0.90% in 2006 through 2009 and 1.03% in 2010.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Financial Highlights (Continued)

	Calvert
	VP SRI Balanced Fund
	Years Ended December 31,
Selected Per Unit and Supplementary Data:	2010	2009	2008	2007	2006
Unit value, beginning of year	$3.20	$2.57	$3.78	$3.71	$3.45
Unit value, end of year	$3.55	$3.20	$2.57	$3.78	$3.71
Units outstanding (000's), beginning of year	16,832	15,959	16,324	17,358	17,631
Units Issued (000's)	3,298	3,977	2,896	3,028	3,529
Units Redeemed (000's)	(3,358)	(3,104)	(3,261)	(4,062)	(3,802)
Units Outstanding (000's), end of year	16,772	16,832	15,959	16,324	17,358
Net Assets (000's)	$59,488	$53,807	$41,087	$61,749	$64,484
Expense Ratio (A)	1.03%	0.90%	0.90%	0.90%	0.90%
Investment Income Ratio (B)	1.47%	2.30%	2.54%	2.45%	2.37%
Total Return (C)	10.95%	24.17%	-31.94%	1.83%	7.79%

(A)  This ratio represents the annualized Contract expenses of the Separate Account, consisting primarily of administrative, distribution and expense risk charges, for each period indicated. The ratio includes only those expenses that result in a direct reduction to unit values (commonly referred to as Separate Account asset-based charges). Charges made directly to participant accounts through the redemption of units and expenses of the underlying fund are excluded.

(B)  This amount represents the dividends, excluding distributions of capital gains, received by the Separate Account fund from the underlying fund, net of the underlying fund's net management fees and expenses, divided by the average net assets of the Separate Account fund. This ratio excludes those expenses, such as Separate Account asset-based charges, that result in direct reductions in the unit values. The recognition of investment income by the Separate Account fund is affected by the timing of the declaration of dividends by the underlying fund in which the Separate Account fund invests.

(C)  The total return is calculated for each period indicated or from the effective date through the end of the reporting period. It includes changes in the value of the underlying fund, and reflects deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units (such as the contingent $2 monthly service charge); inclusion of these expenses in the calculation would result in a reduction in the total return presented.

6. Subsequent Events

Management has considered any events that occurred subsequent to December 31, 2010, the date of Separate Account No. 2's financial statements, through April 28, 2011, the date of the issuance of the financial statements to determine whether any of those events impacted the financial statements. Management determined that no events have occurred subsequent to the date of Separate Account No. 2's financial statements that would require recognition or additional disclosures in these financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY

Consolidated Statutory Financial Statements

For The Years Ended December 31, 2010, 2009 and 2008

Together With Report of Independent Registered Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors
Mutual of America Life Insurance Company:

We have audited the accompanying consolidated statutory statements of financial condition of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2010 and 2009, and the related consolidated statutory statements of operations and surplus, and cash flows for each of the years in the three year period ended December 31, 2010. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described more fully in Notes 1 and 9 to the consolidated statutory financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from U.S. generally accepted accounting principles. The effects on the financial statements of the variances between the statutory accounting practices and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2010 and 2009, or the results of their operations or their cash flows for the years then ended.

Also, in our opinion, the consolidated statutory financial statements referred to above present fairly, in all material respects, the financial position of Mutual of America Life Insurance Company and subsidiaries as of December 31, 2010 and 2009, and the results of their operations and their cash flows for each of the years in the three year period ended December 31, 2010, in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

As described in Notes 1, 2 and 7 to the consolidated statutory financial statements, in 2009, Mutual of America Life Insurance Company changed its accounting for electronic data processing equipment, evaluation and classification of other than temporary impairment losses for certain investments and net deferred income tax assets that can be treated as an admitted asset, in accordance with amendments to Regulation No. 172 by the State of New York Insurance Department.

New York, New York
March 18, 2011

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF FINANCIAL CONDITION
December 31, 2010, and 2009

	2010	2009
ASSETS
General account assets
Bonds and notes	$6,572,702,783	$6,236,192,932
Common stocks	41,444,347	67,827,464
Preferred stocks	—	7,163,291
Cash and short-term investments	18,104,455	15,404,719
Guaranteed funds transferable	35,970,904	41,623,709
Mortgage loans	1,773,231	2,243,551
Real estate	255,071,606	259,562,304
Policy loans	96,584,804	91,412,332
Investment income accrued	87,714,814	81,146,112
Deferred federal income taxes	61,500,402	54,103,818
Other assets	19,474,812	18,321,663
Total general account assets	7,190,342,158	6,875,001,895
Separate account assets	6,471,430,662	5,556,336,930
TOTAL ASSETS	$13,661,772,820	$12,431,338,825
LIABILITIES AND SURPLUS
General account liabilities
Insurance and annuity reserves	$6,088,492,384	$5,871,714,581
Other contract holders liabilities and reserves	10,669,244	9,290,208
Interest maintenance reserve	109,488,765	75,902,047
Other liabilities	108,749,682	81,194,715
Total general account liabilities before asset valuation reserve	6,317,400,075	6,038,101,551
Separate account reserves and other liabilities	6,471,430,662	5,556,336,930
Total liabilities before asset valuation reserve	12,788,830,737	11,594,438,481
Asset valuation reserve	38,294,357	39,995,521
Total liabilities	12,827,125,094	11,634,434,002
SURPLUS
Assigned surplus	1,150,000	1,150,000
Unassigned surplus	833,497,726	795,754,823
Total surplus	834,647,726	796,904,823
TOTAL LIABILITIES AND SURPLUS	$13,661,772,820	$12,431,338,825

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF OPERATIONS AND SURPLUS
For the Years Ended December 31, 2010, 2009 and 2008

	2010	2009	2008
INCOME
Premium and annuity considerations	$1,661,747,896	$1,427,187,788	$1,356,003,969
Life and disability insurance premiums	13,146,574	14,805,006	15,313,823
Total considerations and premiums	1,674,894,470	1,441,992,794	1,371,317,792
Separate account investment and administrative fees	53,150,823	38,252,801	44,110,224
Net investment income	375,784,317	372,770,684	353,796,813
Other, net	7,275,271	5,285,057	3,657,060
Total income	2,111,104,881	1,858,301,336	1,772,881,889
DEDUCTIONS
Change in insurance annuity reserves	399,572,896	564,438,203	178,985,305
Annuity and surrender benefits	1,448,781,003	1,064,657,605	1,379,821,522
Death and disability benefits	12,315,225	11,830,773	13,170,245
Operating expenses	233,793,473	215,308,676	198,164,029
Total deductions	2,094,462,597	1,856,235,257	1,770,141,101
Net gain before dividends	16,642,284	2,066,079	2,740,788
Dividends to contractholders and policyholders	(143,091)	(293,101)	(1,111,226)
Net gain from operations	16,499,193	1,772,978	1,629,562
Federal income tax (expense) benefit	(623,249)	396,898	175,307
Net realized capital gains (losses)	876,550	(6,046,557)	(55,287,210)
Net income (loss)	16,752,494	(3,876,681)	(53,482,341)
SURPLUS TRANSACTIONS
Change in:
Asset valuation reserve	1,701,164	(10,549,857)	55,072,052
Unrealized capital gains (losses), net	(4,890,964)	15,428,010	(23,085,737)
Non-admitted assets and other, net	11,859,376	14,075,428	(17,443,820)
Minimum pension liability	4,601,000	(2,212,000)	(19,488,000)
Reserve valuation basis	—	(27,573,033)	—
Net deferred income tax asset	2,954,915	(4,352,910)	10,858,322
Incremental increase in net deferred income tax asset	4,764,918	33,324,972	—
Cumulative effect of change in accounting principles related to:
EDP equipment	—	(560,199)	—
Accrued investment income	—	(739,074)	—
Net change in surplus	37,742,903	12,964,656	(47,569,524)
SURPLUS
Beginning of year	796,904,823	783,940,167	831,509,691
End of year	$834,647,726	$796,904,823	$783,940,167

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
CONSOLIDATED STATUTORY STATEMENTS OF CASH FLOWS
For the Years Ended December 31, 2010, 2009 and 2008

	2010	2009	2008
CASH FLOWS FROM OPERATIONS
Premium and other income collected	$1,674,909,131	$1,442,016,919	$1,371,962,195
Net investment income	353,598,789	348,977,291	290,956,017
Separate account investment and administrative fees	53,150,823	38,252,801	44,102,401
Benefit payments	(1,469,601,467)	(1,102,019,712)	(1,418,679,901)
Net transfers (to) from separate accounts	(74,254,959)	(175,419,372)	237,048,046
Investment and operating expenses paid	(222,272,452)	(203,982,736)	(213,788,795)
Other, net	7,466,620	6,031,841	4,809,981
Dividends paid to policyholders	(308,858)	(1,145,153)	(1,246,309)
Net cash from operations	322,687,627	352,711,879	315,163,635
CASH FLOWS FROM INVESTMENTS
Proceeds from investments sold, matured or repaid:
Bonds	2,359,564,118	2,796,755,093	2,778,612,997
Common stock	48,843,683	1,553,483	280,256,346
Mortgage loans	470,320	433,191	398,973
Real estate	4,490,698	—	—
Other invested assets	5,652,805	5,052,695	5,098,591
Other	2,014,554	(7,052,016)	2,143,676
Total	2,421,036,178	2,796,742,446	3,066,510,583
Costs of investment acquired:
Bonds	(2,638,243,543)	(2,989,355,066)	(3,260,008,048)
Common stock	(1,876,746)	(2,681,565)	(44,067,307)
Real estate	—	8,001,395	(1,615,952)
Other	(2,591,494)	—	100,005
Total	(2,642,711,783)	(2,984,035,236)	(3,305,591,302)
Net change in policy loans	(5,177,650)	1,085,433	9,631,383
Net cash used in investment activity	(226,853,255)	(186,207,357)	(229,449,336)
CASH FLOW FROM FINANCING AND OTHER SOURCES
Net withdrawals on deposit-type contracts	(101,428,940)	(234,839,546)	(46,935,552)
Other cash applied	8,294,304	(6,134,952)	(14,969,302)
Net cash applied from financing and others sources	(93,134,636)	(240,974,498)	(61,904,854)
Net change in cash, cash equivalents and short-term investments	2,699,736	(74,469,976)	23,809,445
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of the year	15,404,719	89,874,695	66,065,250
End of the year	$18,104,455	$15,404,719	$89,874,695

See accompanying notes to consolidated statutory financial statements.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS
December 31, 2010, 2009 and 2008

1. Summary of Significant Accounting Policies

Principles of Consolidation

The accompanying financial statements include the consolidated accounts of Mutual of America Life Insurance Company ("Mutual of America") and its wholly owned subsidiaries (collectively referred to as the "Company"), as permitted by the State of New York Insurance Department. Significant intercompany balances and transactions have been eliminated in consolidation.

Nature of Operations

Mutual of America provides retirement and employee benefit plans in the small to medium-size company market, principally to employees in the not-for-profit social health and welfare field. In recent years, the Company has expanded to include for-profit organizations in the small to medium-size company market. The insurance company in the group is licensed in all 50 states and the District of Columbia. Operations are conducted primarily through a network of regional offices staffed by salaried consultants.

Basis of Presentation

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department ("New York Department"). Such practices differ from U.S. generally accepted accounting principles ("GAAP"). The significant variances between such practices and GAAP are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities.

The National Association of Insurance Commissioners ("NAIC") has codified statutory accounting principles ("Codification"). The New York Department issued Regulation No. 172 ("Regulation No. 172"), which adopted Codification, with certain significant modifications, as the prescribed basis of accounting for its domestic insurers. Periodically, the New York Department amends Regulation No. 172 for revisions in the prescribed basis of accounting. All changes required by New York Regulation No. 172, as amended through December 31, 2010, are reflected in the accompanying consolidated statutory financial statements.

During 2010, Regulation No. 172 was amended to adopt the accounting change and new disclosure requirements set forth in Statement of Statutory Accounting Principles No. 100 titled "Fair Value Measurements" ("SSAP No. 100") under which the criteria used to determine the fair value of certain types of investment securities was changed. As a result of this change, the Company recorded an $11.7 million unrealized loss to adjust the carrying value of four loan-backed securities in its portfolio to their estimated current fair value. These bonds had an adjusted book value of $27.5 million prior to the recognition of this unrealized loss. SSAP No. 100 also established the valuation hierarchy for measuring fair value and established disclosure requirements about fair value. At December 31, 2010, the Company elected to disclose the inputs used to determine fair value for all of its assets that are considered financial instruments and not just those financial instruments required to be reported at fair value in the Statement of Financial Condition as required under SSAP No. 100.

During 2009, revisions to Codification were made or became effective that changed the criteria used to evaluate bonds (both corporate securities and asset-backed and mortgage-backed securities) for other than temporary impairments. Then, in the fourth quarter of 2009, Regulation No. 172 was amended to adopt these changes in accounting principles. With regard to asset-backed and mortgage-backed securities, as further discussed in Note 2, the new accounting principles require that estimated cash

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2010, 2009 and 2008

1. Summary of Significant Accounting Policies (Continued)

flows considered in the fair value determination be discounted. With regard to corporate securities, as further discussed below under the "Asset Valuations" caption, the new accounting principles require that the entire difference between the amortized cost of a bond and its fair value be recorded as a realized loss when it has been determined that an other than temporary impairment exists. Finally, the new accounting principles establish a different accounting treatment for credit related and interest related impairment losses.

During 2009, Regulation No. 172 was amended to eliminate the differing accounting treatment for certain electronic data processing ("EDP") software and hardware, and the recognition of due and unpaid interest on securities in default between Codification and Regulation No. 172. As a result of this change, Regulation No. 172 now permits all EDP equipment to be reflected as an admitted asset whereas, previously, the vast majority of such assets were required to be treated as non-admitted assets. However, the amended regulation generally requires that all EDP equipment be depreciated over a shorter estimated useful life. As a result of these changes, in 2009 non-admitted assets decreased and surplus increased by $22.9 million to reflect the admissibility of EDP equipment, which was offset by a $23.5 million charge to surplus in order to reflect the shorter estimated useful life of EDP equipment under Codification. Both of these adjustments resulted in a net $.6 million charge to surplus, which is shown as a separate line item in the Consolidated Statutory Statement of Operations and Surplus. Furthermore, Regulation No. 172 now requires that investment income on defaulted bonds be recognized only to the extent it is deemed collectible. Effective January 1, 2009, $.7 million was charged to surplus to reflect the adoption of this required change in accounting principles.

In December 2009, the NAIC also issued a revision to Codification that changed the criteria for calculating the admitted portion of Mutual of America's net deferred income tax asset. Regulation No. 172 was amended to adopt this change in accounting principles at the end of December 2009.

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements, and the reported amounts of income and deductions during the reporting period. Actual results could differ from these estimates.

Asset Valuations

Bonds, Notes and Short-Term Investments — Investment valuations are prescribed by the NAIC. Bonds, which include asset-backed and mortgage-backed investments qualifying for amortization, and notes, are stated at amortized cost. Amortization of bond premium or discount is calculated using the constant yield interest method taking into consideration specified interest and principal provisions over the life of the bond. Short-term investments are stated at cost, which approximates fair value, and consist of highly liquid investments purchased with maturities of one year or less. Bond, note and short-term investment transactions are recorded on a trade date basis. The fair value of bonds and notes is based upon quoted market prices provided by an independent pricing organization. If quoted market prices are unavailable or an inactive market for the security currently exists, fair value is estimated using internal valuation models and techniques or based upon quoted market prices for comparable investments. At December 31, 2010, there were seven securities with an adjusted cost basis of $49.9 million for which no quoted market prices were available. As such, the Company used internal valuation models and techniques to determine the fair value of these securities. As described above, the

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2010, 2009 and 2008

1. Summary of Significant Accounting Policies (Continued)

Company recorded an unrealized loss of $11.7 million to adjust the carrying value of four of these securities, which were required to be reported at the lower of amortized cost or fair value, to their current fair value at December 31, 2010. At December 31, 2009, there was one security with a fair value of $16.7 million that was valued using this methodology. Bonds, where the NAIC rating has fallen to class six and the fair value is below amortized cost, are carried at the lower of amortized cost or fair value.

Losses that are considered to be other than temporary are recognized in net income when incurred. All bonds are subjected to the Company's quarterly review process for identifying other than temporary impairments. This impairment identification process utilizes a screening procedure that includes all bonds in default or not in good standing, as well as bonds with a fair value that is less than 80% of their cost for a continuous six-month period. The Company writes down bonds that it deems to have an other than temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds fair value, the duration of that market decline, an analysis of the discounted estimated future cash flows for asset-backed and mortgage-backed securities, an analysis of the financial health and specific prospects for the issuer, the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security in effect at the date of acquisition, consideration as to whether the decline in value is due to general changes in interest rates and credit spreads and the Company's intent and ability to retain its investment in the issuer for a period of time sufficient to allow for any anticipated recovery in fair value. Effective January 1, 2009, if an impairment is determined to be other than temporary, a realized capital loss equal to the entire difference between the amortized cost of the bond and its fair value is recorded and a new cost basis for the bond is established. Credit related other than temporary impairment losses are recorded as realized capital losses included in net income (and through the asset valuation reserve), whereas interest-related other than temporary impairment losses are recorded in the Interest Maintenance Reserve.

Common and Preferred Stocks — At December 31, 2010 and 2009, common stocks include $34.5 million and $61.3 million, respectively, invested in a sponsored series of mutual funds for institutional investors. The December 31, 2010 and 2009 amounts also include $3.3 million and $2.6 million, respectively, invested in an actively managed Mid-Cap Growth equity portfolio. Common stocks in good standing are stated at fair value. Fair value is determined by reference to valuations quoted by an independent pricing organization. Unrealized gains and losses are recorded directly to unassigned surplus. Preferred stock is carried at cost. During 2010, the preferred stock owned by the Company was called by its issuer and redeemed at par. A loss of $.1 million was recognized on this transaction.

Losses that are considered to be other than temporary are recognized in net income when incurred. All equity investments are subjected to the Company's quarterly review process for identifying other than temporary impairments. This impairment identification process utilizes a screening procedure that includes all common stock issuers not in good standing, as well as common stocks where the fair value is less than 80% of their cost for a continuous six-month period. The Company writes down common stocks that it deems to have an other than temporary impairment after considering a wide range of factors, including, but not limited to, the extent to which cost exceeds fair value, the duration of that market decline, an analysis of the financial health and specific prospects for the issuer and the Company's intent and ability to retain its investment for a period of time sufficient to allow for any anticipated recovery in fair value in the short-term. The Company also considers other qualitative and quantitative factors in its evaluation of other than temporary impairments.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2010, 2009 and 2008

1. Summary of Significant Accounting Policies (Continued)

Guaranteed Funds Transferable — Guaranteed funds transferable consists of funds held with a former reinsurer and is stated at the total principal amount of future guaranteed transfers to Mutual of America, net of a $1.5 million unrealized loss that was recorded as a direct reduction to unassigned surplus. No additional losses were recorded on this investment during 2010, 2009 and 2008.

Mortgage Loans — Mortgage loans are carried at amortized indebtedness. Impairments of individual loans that are considered other than temporary are recognized in net income when incurred. There were no impairment losses incurred during 2010, 2009 and 2008.

Real Estate — Real estate, which is classified as Company-occupied property, is carried at cost, including capital improvements, net of accumulated depreciation of $140.2 million, $131.8 million and $123.4 million at December 31, 2010, 2009 and 2008, respectively, and is depreciated on a straight-line basis over 39 years. Tenant improvements on real estate investments are depreciated over the shorter of the lease term or the estimated life of the improvement.

Policy Loans — Policy loans are stated at the unpaid principal balance of the loan. During 2009, the Company recognized $.1 million of losses on certain loans where the loan value exceeded the associated collateral on the loans and collection efforts on the unpaid balance of the policy loans were unsuccessful. There were no losses recognized during 2010 or 2008.

Other Assets — Certain other assets, such as net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses, are considered "non-admitted assets" and are excluded from the consolidated statutory statements of financial condition.

Insurance and Annuity Reserves

Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves, which were $.9 billion for both December 31, 2010 and 2009, are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 6.50% at both December 31, 2010 and 2009), which meet or exceed statutory requirements and are not subject to discretionary withdrawal. Effective January 1, 2009, the Company voluntarily lowered the interest rate used to value $.5 billion of fixed interest guarantee annuity contracts issued prior to that date. Such contracts, which had valuation rates ranging from 6.75% to 7.50%, were lowered to a valuation interest rate of either 5.00% or 6.50%, depending upon the expected remaining duration of such contracts, with shorter duration contracts being assigned a valuation interest rate of 5.00%. This change in reserve valuation basis was approved by the New York Department. The effect of this change was to increase policyholder reserves and reduce statutory surplus by $27.6 million at January 1, 2009. This change reflects the current lower interest rate environment that has developed since these annuity contracts were originally written many years ago.

Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various credited interest rates that, during 2010 and 2009, averaged 2.90% and 3.09% respectively, and are deemed sufficient to provide for contractual surrender values for these funds. These reserves, which were $5.0 billion and $4.7 billion at December 31, 2010 and 2009, respectively are subject to discretionary withdrawal at book value.

Reserves for guaranteed investment contracts, which were $33 million and $101 million at December 31, 2010 and 2009, respectively, are accumulated at various guaranteed interest rates, which during 2010

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2010, 2009 and 2008

1. Summary of Significant Accounting Policies (Continued)

and 2009 averaged 5.63% and 5.78% respectively, and meet statutory requirements. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions, which meet statutory requirements.

Interest Maintenance and Asset Valuation Reserves

Realized gains and losses, including other than temporary impairment losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the consolidated statements of operations.

An Asset Valuation Reserve ("AVR"), applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued, has been established based on a statutory formula. Realized and unrealized gains and losses, including other than temporary impairment losses arising from changes in the creditworthiness of the issuer, are included in the appropriate subcomponent of the AVR. Changes in the AVR are recorded directly to unassigned surplus.

Separate Account Operations

Variable annuity considerations and certain variable life insurance premiums may be allocated at participants' discretion among investment funds in Separate Accounts. Separate Account funds invest in mutual funds, including funds managed by Mutual of America Capital Management Corporation, a wholly owned subsidiary (the "Adviser"), and other funds managed by outside investment advisors. All net realized and unrealized capital gains in the Separate Accounts, which reflect investment performance of the mutual funds in which they invest, accrue directly to participants (net of administrative and other Separate Account charges) and are not reflected in the Company's Consolidated Statutory Statements of Operations and Surplus. Certain administrative and other charges are assessed as a percentage of Separate Account assets and vary based upon the average size of the participant's equity in the Separate Accounts and the level of administrative services provided. In 2010, 2009 and 2008, such charges were equal to approximately .91%, .86% and .81%, respectively, of total average Separate Account assets. Separate Account charges and investment advisory fees paid to the Adviser are included in the Consolidated Statutory Statement of Operations and Surplus. Investments held in the Separate Accounts are stated at fair value and are not available to satisfy liabilities of the General Account. Participants' corresponding equity in the Separate Accounts is reported as liabilities in the accompanying statements. Premiums and benefits related to the Separate Accounts are combined with the General Account in the accompanying statements. Net operating gains and losses are offset by changes to reserve liabilities in the respective Separate Accounts. These reserves, which were approximately $6.5 billion and $5.6 billion at December 31, 2010 and 2009, respectively, are subject to discretionary withdrawal at fair value.

Premiums and Annuity Considerations

All annuity considerations derived from voluntary retirement savings-type plans and defined benefit plans, which represents the vast majority of the Company's annual premiums, are recognized as income when received. Insurance premiums and annuity considerations derived solely from defined contribution plans are recognized as income when due. Group life and disability insurance premiums are recognized as income over the contract period.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2010, 2009 and 2008

1. Summary of Significant Accounting Policies (Continued)

Investment Income and Expenses

General Account investment income is reported as earned and is presented net of related investment expenses. Operating expenses, including acquisition costs for new business, are charged to operations as incurred.

Dividends

Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment subsequent to plan anniversary dates.

Certain 2009 and 2008 amounts included in the accompanying consolidated statutory financial statements have been reclassified to conform to the 2010 presentation.

2. Investments

Valuation

The statement and fair values of investments in fixed maturity securities (bonds and notes) at December 31, 2010 and 2009 are shown below. Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

	Statement	Gross Unrealized		Fair
December 31, 2010 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$2,519.3	$113.3	$8.7	$2,623.9
Commercial mortgage-backed securities	2.5	—	—	2.5
Other asset-backed securities	17.3	.2	.1	17.4
Total	$2,539.1	$113.5	$8.8	$2,643.8
U.S. Treasury securities and obligations of U.S. government corporations and agencies	741.6	23.8	10.5	754.9
Obligations of states and political subdivisions	21.5	.8	—	22.3
Debt securities issued by foreign governments	34.2	4.4	.1	38.5
Corporate securities	3,250.4	202.9	18.1	3,435.2
Total	$6,586.8	$345.4	$37.5	$6,894.7

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2010, 2009 and 2008

2. Investments (Continued)

	Statement	Gross Unrealized		Fair
December 31, 2009 (in millions)	Value	Gains	Losses	Value
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$2,463.4	$94.3	$6.2	$2,551.5
Commercial mortgage-backed securities	4.6	.1	—	4.7
Other asset-backed securities	11.0	—	1.2	9.8
Total	$2,479.0	$94.4	$7.4	$2,566.0
U.S. Treasury securities and obligations of U.S. government corporations and agencies	708.5	15.4	3.9	720.0
Obligations of states and political subdivisions	20.0	—	3.5	16.5
Debt securities issued by foreign governments	33.4	2.9	—	36.3
Corporate securities	3,002.5	147.9	48.5	3,101.9
Total	$6,243.4	$260.6	$63.3	$6,440.7

The Company does not have any exposure to subprime mortgage loans, either through direct investment in such loans or through investments in residential mortgage-backed securities, collateralized debt obligations or other similar investment vehicles. Approximately 95% of the $2.8 billion invested in mortgage-backed securities were issued by Fannie Mae (FNMA), Freddie Mac (FHLMC) or Ginnie Mae (GNMA) and, as such, are 100% guaranteed by the U.S. government. The Company does have investments in publicly traded bonds of financial institutions. These financial institutions may have investments with subprime exposure. At December 31, 2010, the statement value and fair value of the Company's bond investments in financial institutions totaled $595.6 million and $564.3 million, respectively. At December 31, 2009, the statement value and fair value of the Company's bond investments in financial institutions totaled $499.1 million and $492.4 million, respectively.

Short-term fixed maturity securities with a statement value and fair value of $14.1 million and $7.2 million at December 31, 2010 and 2009, respectively, are included in the above tables. At both December 31, 2010 and 2009, the Company had $3.3 million (par value $3.4 million in both years) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

Fair Value

The Company values its financial instruments at fair value. Fair value is an estimate of the price the Company would receive upon selling a security in an orderly arms-length transaction. Investments are categorized based on a three-level valuation hierarchy for measurement and disclosure of fair value. The valuation hierarchy is based upon the transparency of inputs used to measure fair value. The three levels are as follows:

•	Level 1 — quoted prices in active markets for identical securities.
•	Level 2 — quoted prices for identical or similar assets in markets that are not active or other significant observable inputs (including yield, quality, coupon rate, maturity, issue type, quoted prices for similar securities, prepayment speeds, trading characteristics, etc.).
•	Level 3 — significant unobservable inputs (including the assumptions in determining the fair value of investments).

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2010, 2009 and 2008

2. Investments (Continued)

The Company has determined the fair value inputs used to measure all of its assets that are considered financial instruments, which includes fixed maturity securities, common stocks, cash and short-term investments, mortgage loans, policy loans, other invested assets and Separate Account funds whose net asset values are calculated on a daily basis. Cash, short-term investments, common stocks, investments in publicly traded mutual funds that are registered with the Securities and Exchange Commission and Separate Account assets were determined to be Level 1. The vast majority of the Company's fixed maturity securities (bonds and notes), and all of its policy loans, other invested assets and private-placement common stock were determined to be Level 2. Finally, certain fixed maturity securities, representing less than 1% of the total, for which quoted market prices were unavailable or an inactive market for the security currently exists, were determined to be Level 3. The inputs used for valuing these securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides fair value information at December 31, 2010 about the Company's assets that are considered financial instruments:

Financial Instrument	Level 1	Level 2	Level 3	Total
	($ millions)
Bonds and notes	$—	$6,819.7	$60.9	$6,880.6
Common stocks	39.0	2.4	—	41.4
Cash and short-term investments	18.1	—	—	18.1
Guaranteed funds transferrable	—	36.0	—	36.0
Mortgage loans	—	1.8	—	1.8
Policy loans	—	96.6	—	96.6
Separate Account assets	6,471.4	—	—	6,471.4
Total	$6,528.5	$6,956.5	$60.9	$13,545.9

In determining the fair value of Level 3 bonds and notes, the Company utilized expected cash flows provided by an independent valuation service together with discount rate and default factor assumptions commensurate with the current credit rating of such securities and consistent with those that would be used in pricing similar types of securities based upon market conditions that existed at December 31, 2010.

Unrealized Gains and Losses

At December 31, 2010, 2009 and 2008, net unrealized (depreciation) appreciation reflected in surplus consisted of the following:

December 31 (in millions)	2010	2009	Change	2009	2008	Change
Equity securities (common and preferred stock)	$8.8	$2.0	$6.8	$2.0	$(12.8)	$14.8
Bonds and notes	(11.7)	—	(11.7)	—	(.6)	.6
Guaranteed funds transferable	(1.5)	(1.5)	—	(1.5)	(1.5)	—
Net unrealized (depreciation) appreciation	$(4.4)	$.5	$(4.9)	$.5	$(14.9)	$15.4

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2010, 2009 and 2008

2. Investments (Continued)

Net unrealized depreciation related to the Company's bonds and equity securities increased by $4.9 million during the year as shown above. The net unrealized appreciation of $8.8 million related to equity securities at December 31, 2010, consists of $8.9 million of gross unrealized gains and $.1 million of gross unrealized losses, of which $.1 million of the unrealized losses are less than 12 months old. The net unrealized appreciation of $2.0 million related to equity securities at December 31, 2009, consisted of $4.3 million of gross unrealized gains and $2.3 million of gross unrealized losses, of which $2.3 million of the unrealized losses were greater than 12 months old.

The following is an analysis of the fair values and gross unrealized losses as of December 31, 2010 and 2009, aggregated by fixed maturity category and length of time that the securities were in a continuous unrealized loss position. As shown in the table below, total gross unrealized losses as of December 31, 2010 and 2009, were $37.5 million and $63.3 million, respectively and the majority of such losses related to corporate and U.S. Treasury securities. These unrealized losses arise primarily from general changes in interest rates and credit spreads, which are still wider than historical norms, despite having narrowed considerably during 2010 and are not due to fundamental credit problems that exist with the specific issuers.

The tables that follow exclude $5.7 billion and $5.2 billion at December 31, 2010 and, 2009, respectively, of fair value of fixed maturity securities in an unrealized gain position.

	Twelve Months or Less			Twelve Months or Greater
	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues
December 31, 2010 ( in millions)
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$352.6	$8.6	34	$2.8	$.1	3
Commercial mortgage-backed securities	—	—	—	—	—	—
Other asset-backed securities	3.1	—	1	3.7	.1	2
Total	$355.7	$8.6	35	$6.5	$.2	5
U.S. Treasury securities and obligations of U.S. Government, corporations and agencies	245.9	10.5	6	—	—	—
Obligations of states and political subdivisions	—	—	—	—	—	—
Debt securities issued by foreign governments	2.0	—	1	1.5	.1	1
Corporate securities	459.3	13.3	27	152.6	4.8	13
Total	$1,062.9	$32.4	69	$160.6	$5.1	19

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2010, 2009 and 2008

2. Investments (Continued)

	Twelve Months or Less			Twelve Months or Greater
	Fair Value	Unrealized Losses	Number of Issues	Fair Value	Unrealized Losses	Number of Issues
December 31, 2009 ( in millions)
Fixed maturities:
Mortgage- and asset-backed securities:
Residential mortgage-backed securities	$354.2	$5.7	42	$17.9	$.5	4
Commercial mortgage-backed securities	—	—	—	—	—	—
Other asset-backed securities	6.9	1.2	3	—	—	—
Total	$361.1	$6.9	45	$17.9	$.5	4
U. S. Treasury securities and obligations of U. S. Government, corporations and agencies	255.8	3.9	10	—	—	—
Obligations of states and political subdivisions	—	—	—	16.6	3.5	2
Debt securities issued by foreign governments	—	—	—	1.5	—	1
Corporate securities	195.0	10.9	21	427.8	37.6	48
Total	$811.9	$21.7	76	$463.8	$41.6	55

Realized Capital Gains and Losses

Net realized capital gains (losses) reflected in the statements of operations for the years ended December 31, 2010, 2009 and 2008, were as follows:

December 31 (in millions)	2010	2009	2008
Bonds and notes	$—	$(4.5)	$(40.8)
Equity securities (common and preferred stock) .	.9	(1.4)	(12.9)
Policy loans	—	(.1)	(1.6)
Net realized capital gains (losses)	$.9	$(6.0)	$(55.3)

At December 31, 2010 and 2009, the book value and fair value of the Company's mortgage-backed and asset-backed securities portfolio totaled $2.8 billion and $2.7 billion, and $2.9 billion and $2.8 billion, respectively, of which approximately 95% in both years are U.S. government agency guaranteed instruments. Investments in loan-backed and asset-backed securities are carried at amortized cost, except for those securities rated as class 6 by the NAIC, which are carried at lower of amortized cost or fair value.

During the fourth quarter of 2009, Regulation No. 172 was amended to adopt Statement of Statutory Accounting Principles No. 43R (SSAP No. 43R), "Accounting for Loan-Backed and Structured Securities" under which the other than temporary impairment criteria used to evaluate mortgage-backed and asset-backed securities was revised to require that estimated cash flows considered in the fair value determination be discounted. In applying this new accounting standard during the fourth quarter of 2009, the Company recognized $15.4 million of other than temporary impairment losses on certain asset-backed securities with a book value, prior to the write-downs, of approximately $44.2 million, as a result of the present value of expected cash flows being less than the amortized cost basis of the

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2010, 2009 and 2008

2. Investments (Continued)

securities. These write-downs adjusted the book value of these bonds to their fair value at December 31, 2009, and recognize that the Company has the intent and ability to hold these securities. During 2010, the Company was not required to recognize any additional other than temporary impairments.

During the fourth quarter of 2009, the Company also sold two bonds that had been written down in 2008 as being other than temporarily impaired at a net realized capital gain of $16.2 million and recognized two additional other than temporary impairment write-downs. The first related to an approximately $1.1 million write-down of the General Account's seed money investment in principally one sponsored mutual fund that invests primarily in the S&P 400 Index. This loss had previously been recognized in surplus as an unrealized loss, since this equity investment is recorded at fair value. The second related to a $16.5 million other than temporary impairment loss recognized on one zero-coupon bond with a book value, prior to the write-down, of $33.2 million where the issuer is under financial distress. This write-down adjusted the book value of this bond to its fair value at December 31, 2009, which given the current inactive market for this security, was estimated using internal valuation models and techniques. Of the total $16.5 million impairment loss, $5.5 million was determined to be credit related and was reflected in 2009 net income and $11.0 million was determined to be interest rate related and, as such, was recorded as a realized capital loss charged to the IMR.

Sales of investments in fixed maturity securities resulted in $49.9 million, $5.5 million and $.7 million of net interest rate related gains being accumulated in the IMR in 2010, 2009 and 2008, respectively, as follows:

December 31 (in millions)	2010	2009	2008
Fixed maturity securities
Proceeds	$2,355.5	$2,797.4	$2,898.7
Gross realized gains	50.3	25.6	6.8
Gross realized losses	(.4)	(20.1)	(6.1)

Included in the $5.5 million of net realized gains accumulated in the IMR in 2009 is an interest rate related impairment loss of $11.0 million recognized on one zero-coupon bond written down to its estimated fair value at December 31, 2009. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold or of the security that was written down. During 2010, 2009 and 2008, $16.3 million, $8.7 million and $4.0 million, respectively, of the IMR was amortized and included in net investment income.

Sales of investments in equity securities resulted in $.9 million of net capital gains, $1.4 million and $.1 million of net capital losses in 2010, 2009 and 2008, respectively, being recognized in net income as follows:

December 31 (in millions)	2010	2009	2008
Equity securities
Proceeds	$35.8	$1.5	$279.2
Gross realized gains	1.0	.2	5.9
Gross realized losses	(.1)	(1.6)	(5.8)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2010, 2009 and 2008

2. Investments (Continued)

Maturities

The statement and fair values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities, which are stated at expected maturity) at December 31, 2010, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

December 31, 2010 (in millions)	Statement Value	Fair Value
Due in one year or less	$401.6	$410.1
Due after one year through five years	2,712.0	2,872.1
Due after five years through 10 years	2,631.0	2,737.6
Due after 10 years	842.2	874.9
Total	$6,586.8	$6,894.7

3. Guaranteed Funds Transferable

In 1980, Mutual of America terminated a reinsurance arrangement and assumed direct ownership of funds held by John Hancock Mutual Life Insurance Company ("Hancock"), the former reinsurer, and direct liability for the contractual obligations to policyholders. The liability to such policyholders is included as insurance and annuity reserves in the consolidated statutory statements of financial condition. The principal amount of the funds held by the former reinsurer is guaranteed to earn at least 3.125% per year.

The guaranteed funds are transferable to Mutual of America over time and are stated at the total principal amount of future guaranteed transfers to Mutual of America of $36.0 million and $41.6 million at December 31, 2010 and 2009, respectively. The actual interest and other allocated investment earnings related to this contract amounted to $2.0 million, $2.4 million and $3.0 million in 2010, 2009 and 2008, respectively, and are included in net investment income.

4. Real Estate

Real estate consists primarily of an office building that Mutual of America purchased for its corporate headquarters. The Company occupies approximately one-third of this office building as its corporate headquarters and leases the remaining space. Depreciation expense was $7.2 million, $7.1 million and $7.3 million in 2010, 2009 and 2008, respectively.

5. Pension Plan and Postretirement Benefits

Pension Benefit and Other Benefit Plans

The Company has a qualified, non-contributory defined benefit pension plan covering virtually all employees. Benefits are generally based on years of service and final average earnings. The Company's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA"). The Company also maintains a non-qualified defined benefit pension plan which provides benefits to employees whose total compensation exceeds the maximum allowable compensation limits for qualified retirement plans under ERISA.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2010, 2009 and 2008

5. Pension Plan and Postretirement Benefits (Continued)

The Company has two defined benefit postretirement plans covering substantially all salaried employees. Postretirement benefit plan expense required to be recorded under this plan was $3.0 million, $1.9 million and zero in 2010, 2009 and 2008, respectively. Employees may become eligible for such benefits upon attainment of retirement age while in the employ of the Company and upon satisfaction of service requirements. One plan provides medical and dental benefits and the second plan provides life insurance benefits. The postretirement plans are contributory for those individuals who retire with less than 25 years of eligible service, with retiree contributions adjusted annually, and contain other cost-sharing features, such as deductibles and coinsurance. All benefit plans are underwritten by Mutual of America.

The components of net periodic benefit costs as calculated in the January 1, 2010, 2009 and 2008 plan valuations are as follows:

	Pension Benefits			Other Benefits
December 31 (in millions)	2010	2009	2008	2010	2009	2008
Service cost	$12.4	$10.9	$11.2	$1.6	$1.3	$1.8
Interest cost on Projected Benefit Obligation (PBO)	15.7	16.5	14.6	1.4	1.5	1.2
Expected return on plan assets	(19.6)	(18.0)	(20.3)	—	—	—
Prior services costs	—	—	—	.1	(.1)	(.1)
Amortization of unrecognized net loss (gain)	13.7	14.2	9.3	(.1)	(.8)	(2.9)
Settlement loss	—	2.3	—	—	—	—
Net benefit expense	$22.2	$25.9	$14.8	$3.0	$1.9	$—

During 2010, there were no settlement losses recognized whereas in 2009, pension expense included a $2.3 million settlement loss, resulting from the level of lump-sum benefit payments made from the non-qualified plan during the year exceeding the plan's interest and service costs.

The changes in the PBO and plan assets are as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2010	2009	2010	2009
Change in PBO
PBO, beginning of year	$279.9	$248.5	$25.6	$19.9
Service cost	12.4	10.9	1.6	1.3
Interest cost	15.7	16.5	1.4	1.5
Plan amendment	—	.6	—	—
Change in assumptions	10.9	21.3	3.2	2.8
Actuarial loss (gain)	(2.8)	6.7	8.1	2.5
Benefits and expenses paid	(23.8)	(24.6)	(2.7)	(2.4)
PBO, end of year	$292.3	$279.9	$37.2	$25.6

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2010, 2009 and 2008

5. Pension Plan and Postretirement Benefits (Continued)

	Pension Benefits		Other Benefits
December 31 (in millions)	2010	2009	2010	2009
Change in Plan Assets
Plan assets, beginning of year	$199.4	$175.7	$—	$—
Employer contributions	13.6	13.4	—	—
Return on plan assets	26.6	34.9	—	—
Benefits and expenses paid	(23.8)	(24.6)	—	—
Plan assets, end of year	215.8	199.4	—	—
Plan assets (lower than) PBO	$(76.5)	$(80.5)	$(37.2)	$(25.6)

At December 31, 2010 and 2009, all of the qualified pension plan assets are invested in several of the investment funds offered by the Company's Separate Accounts and in the Company's General Account, and consisted of approximately 80% in equity investments and 20% in fixed-income investments. For financial reporting purposes, the prepaid benefit cost at December 31, 2010 and 2009, has been classified as a non-admitted asset. The prepaid (accrued) benefit cost is as follows:

	Pension Benefits		Other Benefits
December 31 (in millions)	2010	2009	2010	2009
Plan assets (lower than) PBO	$(76.5)	$(80.5)	$(37.2)	$(25.6)
Unrecognized prior service cost	5.2	6.5	(.4)	(.5)
Unrecognized net loss from past experience different from that assumed	130.6	141.8	16.6	5.6
Prepaid (accrued) benefit cost, end of year	$59.3	$67.8	$(21.0)	$(20.5)

The Company funds the qualified non-contributory defined benefit pension plan in accordance with the requirements of ERISA. Plan assets at fair value for the qualified pension plan were $173.0 million and $160.2 million at December 31, 2010 and 2009, respectively. The actuarial present value of accumulated benefits for the qualified and non-qualified pension plans were $189.3 million and $179.1 million, and $43.6 million and $42.0 million, at December 31, 2010, 2009 and 2008, respectively. Since the accumulated benefit obligation for the defined benefit pension plans of $232.9 million and $221.1 million at December 31, 2010, 2009 and 2008, respectively, exceeded the fair value of plan assets by $17.1 million and $21.7 million at December 31, 2010, 2009 and 2008, respectively, the Company reduced the additional minimum liability by $4.6 million in 2010 as a direct increase to the Company's surplus.

The Company made contributions to its defined benefit plans of $13.6 million, $13.4 million and $32.0 million in 2010, 2009 and 2008, respectively. The Company estimates that it will make a contribution of approximately $17.0 million to these plans in 2011. Benefits expected to be paid from these plans total $26.7 million in 2011, $20.8 million in 2012, $19.0 million in 2013, $27.3 million in 2014 and $43.2 million in 2015. The aggregate benefits expected to be paid in 2016 through 2020 total approximately $140.4 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2010.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2010, 2009 and 2008

5. Pension Plan and Postretirement Benefits (Continued)

The assumptions used in determining the aggregate projected benefit obligation for pension and other benefit plans were as follows:

	Pension Benefits			Other Benefits
Weighted average assumptions at December 31	2010	2009	2008	2010	2009	2008
Discount rate	5.00%	5.50%	6.50%	5.00%	5.50%	6.50%
Rate of compensation increase	4.00%	4.00%	4.00%	4.00%	4.00%	4.00%
Expected return on plan assets	9.50%	9.50%	9.50%

The Company's overall expected long-term rate of return on plan assets was determined based upon the current projected benefit payout period and the current mix of plan investments, which generally consists of approximately 80% in equity investments and 20% in fixed-income investments. The Company believes that this investment mix properly matches the plan's benefit obligations. The equity component of the expected long-term rate of return was determined using a combination of the actual rate of return of equities (net of inflation) and an inflation-adjusted equity rate of return (assuming an inflation rate of 4%) based upon historical 30-year rolling averages (with the most recent five years more heavily weighted).

The health care cost trend rate assumption has an effect on the amounts reported. The assumption is 8.0% for 2010, 7.5% for 2011, 7.0% for 2012, 6.5% for 2013, 6.0% for 2014 and 5.5% for 2015 and beyond. For example, increasing the assumed health care cost trend rate by 1.0% each year would increase the accumulated postretirement obligation for the plan as of December 31, 2010, by $2.9 million and the aggregate of the service and interest cost components of the net periodic benefit cost for 2010 by $.5 million. Benefits expected to be paid from this plan total $3.6 million in 2011, $4.0 million in 2012, $4.3 million in 2013, $4.8 million in 2014 and $5.2 million in 2015. Aggregated benefits expected to be paid in the period 2016 through 2020 total approximately $27.8 million. The calculation of expected benefits is based on the same assumptions used to measure the Company's benefit obligation at December 31, 2010.

Savings and Other Incentive Plans

All employees may participate in a Company-sponsored savings plan under which the Company matches a portion of the employee's contributions up to 6% of salary. The Company contributed $2.5 million in both 2010 and 2009 and $2.4 million in 2008. The Company also has a long-term performance-based incentive compensation plan for certain employees and directors. Shares under this plan are granted each year and generally vest over a three-year period. The value of such shares is equal to the number of shares multiplied by the current share price, which is determined by the level of total assets of the Company. A financial performance threshold measure must also be met in order to receive a payout at the end of the third year. The total expense incurred related to these plans was $11.0 million, $6.9 million and $.5 million in 2010, 2009 and 2008, respectively. At December 31, 2010 and 2009, the accrued liability related to these plans was $19.9 million and $9.8 million, respectively.

6. Commitments and Contingencies

Rental expenses approximated $25.1 million, $24.0 million and $24.3 million as of December 31, 2010, 2009 and 2008, respectively. The approximate minimum rental commitments under non-cancelable operating leases are as follows: $3.9 million in 2011; $3.9 million in 2012; $3.5 million in 2013; $2.8 million in 2014; $2.6 million in 2015 and $4.0 million in 2016 and beyond. Such leases are principally for leased office

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2010, 2009 and 2008

6. Commitments and Contingencies (Continued)

space and certain data processing equipment, furniture and communications equipment. Certain office space leases provide for adjustments relating to changes in real estate taxes and other expenses.

The Company is involved in various legal actions that have arisen in the course of the Company's business. In the opinion of management, the ultimate resolution with respect to such lawsuits, as well as other contingencies, will not have a material adverse effect on the Company's consolidated financial statements.

7. Federal Income Taxes

Effective January 1, 1998, Mutual of America's pension business became subject to federal income tax. Mutual of America files its federal income tax return on a separate company basis. Mutual of America's non-insurance subsidiaries file a consolidated income tax return.

Regulation No. 172 requires New York-domiciled insurers to adopt certain deferred income tax accounting principles as their prescribed basis of accounting. These principles require that a deferred tax asset (DTA) or deferred tax liability (DTL) be established for temporary differences between the tax and statutory reporting bases of assets and liabilities. The change in Mutual of America's net DTA must be recorded as a separate component of gains and losses in surplus.

During the fourth quarter of 2009, Statement of Statutory Accounting Principles No. 10R, "Income Taxes" (SSAP No. 10R) was issued and Regulation No. 172 was amended to adopt this change in accounting principles for the year ending December 31, 2009. SSAP No. 10R now permits net DTAs to be recorded as an admitted asset to the extent that such an amount will be realized within three years, subject to a maximum admitted asset equal to 15% of statutory surplus and to the Company's risk based capital ratio exceeding certain thresholds. The incremental increase in the admitted DTA in 2009 arising from the application of SSAP No. 10R was $33.3 million. In addition, the non-insurance subsidiaries adopted FASB guidance under ASC 740, "Income Taxes," which was formerly referred to as FIN 48, "Accounting for Uncertainty in Income Taxes" in 2009.

A reconciliation of the income tax (expense) benefit recognized in the Company's consolidated statutory financial statement of operations to the amount obtained by applying the statutory tax rate of 35% to net gain from operations before federal income taxes follows:

	December 31 ($ in millions)
	2010	2009	2008
Net gain from operations	$16.5	$1.8	$1.6
Statutory rate	35%	35%	35%
Tax at statutory rate	(5.8)	(.6)	(.6)
IMR amortization	5.7	3.0	1.4
Realized capital (gains) losses	(.3)	2.1	19.4
Net capital gains (losses) deferred in IMR	(17.5)	(5.8)	(.2)
Change in non-admitted assets	(5.7)	(49.5)	12.9
Change in Mutual of America's net DTA	26.2	52.4	(22.5)
Other	(3.2)	(1.2)	(10.3)
Federal income tax (expense) benefit	$(.6)	$.4	$.1
Effective tax rate	3.6%	22.2%	6.25%

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2010, 2009 and 2008

7. Federal Income Taxes (Continued)

The federal income tax expense of $.6 million in 2010 relates to both the Company and its non-insurance subsidiaries, whereas the federal income tax benefit of $.4 million in 2009 and $.1 million in 2008 result solely from the Company's non-insurance subsidiaries.

The components of the net DTA recognized in the Company's statement of financial condition are as follows:

	December 31 ($ in millions)
	2010	2009
Total gross DTAs excluding unrealized (gains) losses	$311.5	$331.7
Statutory valuation allowance adjustment	—	—
Total adjusted gross DTAs excluding unrealized (gains) losses	$311.5	$331.7
Total gross DTLs excluding unrealized (gains) losses	(47.6)	(43.1)
Mutual of America's net DTA	263.9	288.6
Tax effect of unrealized (gains) losses	1.0	(.7)
DTA nonadmitted	(211.3)	(242.0)
Mutual of America's net admitted DTA	53.6	45.9
Non-insurance Subsidiaries	7.9	8.2
Total net DTAs	$61.5	$54.1

At December 31, 2010, the gross DTA of $311.5 million includes $271.1 million of ordinary DTAs and $40.4 million of capital DTAs. As shown in the above table, Mutual of America's net admitted DTA increased by $7.7 million during 2010, of which $4.7 million related to the incremental increase arising from the application of SSAP No. 10R. The $53.6 million of net admitted DTA at December 31, 2010, calculated under SSAP No. 10R is based on the amount of net DTAs expected to be realized within three years of the financial statement date.

The tax effects of temporary differences that give rise to a significant portion of the DTAs and DTLs arise from the differing statutory and tax-basis treatment of assets and liabilities, insurance and annuity reserves, realized capital gains and losses on investment transactions, non-admitted assets and net operating loss carryforwards. Included in such differences are items resulting from transition rules under the Code as of January 1, 1998, which accompanied the change in taxation of Mutual of America's pension business. The transition rules will continue to moderate Mutual of America's current tax expense over the next several years. As such, Mutual of America incurred a federal income tax expense of $.3 million in 2010 and none in 2009 and 2008. The other $.3 million of the tax expense shown on the Consolidated Statement of Operations and Surplus relates to the operating results of the Company's non-insurance subsidiaries. At December 31, 2010, the Company had consolidated net operating loss carryforwards of approximately $350.2 million, expiring at various dates between 2013 and 2029.

On July 21, 2009, Mutual of America executed a formal settlement with the IRS Appeals Division resolving all disputed adjustments related to the Company's tax deductions for certain intangible assets and for capital losses related to the sale of a holding company and a partnership interest for the tax years 2000 through 2005. At December 31, 2010 and 2009, Mutual of America's gross and net deferred tax assets reflected the above IRS settlement. This settlement resulted in no tax due for the years under audit and had no impact on Mutual of America's surplus. On September 1, 2010, the IRS notified

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2010, 2009 and 2008

7. Federal Income Taxes (Continued)

Mutual of America that it concluded its audit of the Company's 2006, 2007 and 2008 tax years and that no tax was due for the years examined.

8. Fair Value of Financial Instruments

The fair values of financial instruments have been determined using available market information and the valuation methodologies described below. Considerable judgment is often required in interpreting market data to develop estimates of fair value for financial instruments for which quoted market prices are not available or an inactive market for the instrument currently exists. Accordingly, certain fair values presented herein (refer to Note 2) may not necessarily be indicative of amounts that could be realized in a current market exchange. The use of different assumptions or valuation methodologies may have a material effect on the estimated fair value amounts. Amounts related to the Company's financial instruments at December 31, 2010 and 2009 were as follows:

	2010		2009
	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
ASSETS
Bonds and notes	$6,572.7	$6,880.6	$6,236.2	$6,434.5
Common stocks	41.4	41.4	67.8	67.8
Preferred stocks	—	—	7.2	7.2
Cash and short-term investments	18.1	18.1	15.4	15.4
Guaranteed funds transferable	36.0	39.1	41.6	41.6
Mortgage loans	1.8	1.8	2.2	2.2
Policy loans	96.6	96.6	91.4	91.4
LIABILITIES
Insurance and annuity reserves	$6,088.5	$6,180.8	$5,871.7	$5,922.6

Fixed Maturities and Equity Securities — Fair value for fixed maturities is determined by reference to market prices quoted by an independent pricing source. If quoted market prices are not available, fair value is determined using internal valuation models and techniques or based upon quoted prices for comparable securities. Fair value for equity securities is determined by reference to valuations quoted by an independent pricing organization.

Cash and Short-Term Investments — The carrying value for cash and short-term investments approximates fair values due to the short-term maturities of these instruments.

Guaranteed Funds Transferable — Fair value for guaranteed funds transferable is determined by reference to market valuations provided by the former reinsurer.

Mortgage Loans — Fair value for mortgage loans is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities.

Policy Loans — The majority of policy loans are issued with variable interest rates, which are periodically adjusted based on changes in rates credited to the underlying policies and therefore are considered to be stated at fair value.

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2010, 2009 and 2008

8. Fair Value of Financial Instruments (Continued)

Insurance and Annuity Reserves — Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value. General Account policies are issued with variable interest rates that are periodically adjusted based on changes in underlying economic conditions.

The fair value of immediate annuity contracts (approximately $1.0 billion at December 31, 2010, 2009 and 2008, respectively) was determined by discounting expected future retirement benefits using current mortality tables and interest rates based on the duration of expected future benefits. Weighted average interest rates of 4.36% and 4.89% were used at December 31, 2010 and 2009, respectively.

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP)

The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the New York Department ("statutory accounting"), which practices differ from GAAP. The significant variances between such practices and GAAP are described below. The Company has not computed the variance between Surplus and Net Income calculated in accordance with statutory accounting practices prescribed or permitted by the New York Department and GAAP, as there is no reporting requirement to do so and the costs involved exceed the benefits derived from these calculations. Generally, GAAP results in a more favorable presentation of the Company's financial condition.

Asset Valuations and Investment Income Recognition

GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting, no such classification is required. In addition, for GAAP, AFS bonds and notes are carried at their fair value with the unrealized gains and losses applied directly to equity; whereas for statutory accounting, all bonds and notes in good standing are carried at their amortized cost.
Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting.

A general formula-based Asset Valuation Reserve is recorded for statutory accounting purposes, whereas such a reserve is not required under GAAP.

For statutory accounting, certain assets, principally net deferred income tax assets not expected to be realized within three years, furniture and fixtures and prepaid expenses are excluded from the statement of financial condition by a direct charge to surplus; whereas under GAAP, such assets are carried at cost, net of accumulated depreciation.

Policy Acquisition Costs

Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred, as required under statutory accounting.

Insurance and Annuity Reserves

Under statutory accounting practices, the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the New York Department. Under GAAP, for annuities,

MUTUAL OF AMERICA LIFE INSURANCE COMPANY
NOTES TO CONSOLIDATED STATUTORY FINANCIAL STATEMENTS (Continued)
December 31, 2010, 2009 and 2008

9. Significant Differences Between Statutory Accounting Practices and Generally Accepted Accounting Principles (GAAP) (Continued)

the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits, the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

Premium Recognition

Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

Deferred Income Taxes

GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting bases of assets and liabilities. Statutory accounting adopted similar accounting principles, except that deferred income tax assets (net of any required valuation allowance) are recognized for statutory accounting only to the extent that they can be utilized within three years; whereas for GAAP, all such assets are recognized (net of any required valuation allowance) regardless of when they will be utilized. All changes in deferred income tax assets or liabilities are recorded directly as a charge or benefit to surplus for statutory accounting purposes.

Cash and Short-Term Investments

The Statements of Cash Flows are presented in accordance with statutory accounting. This reporting format differs from GAAP, which requires a reconciliation of net income to net cash from operating activities. The statutory Statements of Cash Flows include changes in cash and short-term investments and also certain non-cash related changes.

10. Subsequent Events

The Company has evaluated subsequent events through March 18, 2011, the date the financial statements were available to be issued, and no events have occurred subsequent to the balance sheet date and before the date of evaluation that would require disclosure.

PART C

OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a)	Financial Statements

The following financial statements are included in Part B of this Post-Effective Amendment on Form N-4:

Mutual of America Separate Account No. 2

Independent Registered Public Accounting Firm’s Report

Financial Statements for Years Ended December 31, 2010 and 2009

Mutual of America Life Insurance Company

Independent Registered Public Accounting Firm’s Report

Financial Statements for Years Ended December 31, 2010, 2009 and 2008

(b)	Exhibits

(1)	Copy of the resolution of the depositor establishing the registrant. (1)

(2)	Not Applicable.

(3)	Copy of Underwriting and Administration Agreement between Mutual of America Life Insurance Company and Mutual of America Separate Account No. 2, dated June 15, 1984. (1)

(4)(a)(i)	Form of Public Employee Deferred Compensation Group Annuity Contract. (7)

(a)(ii)	Amendment to Form of Group Annuity Contract 457-2009-A1. (7)

(a)(iii)	Amendment to Form of Group Annuity Contract 457-2009-A2. (7)

(b)(i)	Form of Public Employee Deferred Compensation Group Annuity Certificate. (7)

(b)(ii)	Amendment to Form of Group Annuity Certificate 457-C-2009-A1. (7)

(b)(iii)	Amendment to Form of Group Annuity Certificate 457-C-2009-A2. (7)

(c)	Amendment to Form of Group Annuity Contract 457-2009-A3. (8)

(5)	Form of Application for Group Annuity Contract. (3)

(6)	Bylaws of Mutual of America Life Insurance Company. (1)

(7)	Not Applicable.

(8) (a)(i)	Amended and Restated Participation Agreement between Scudder Variable Life Investment Fund and Mutual of America Life Insurance Company, dated March 15, 1985. (4)

(a)(ii)

Amendment to Amended and Restated Participation Agreements between Scudder Variable Life Investment Fund (now known as “DWS Variable Series I”) and Mutual of America Life Insurance Company and the American Life Insurance Company of New York, dated as of April 12, 2007. (1)

(b)(i)	Fund Participation Agreement Separate Account No. 2 between Mutual of America Life Insurance Company, Investors Research Corporation and TCI Portfolios, Inc., dated December 30, 1988. (1)

(b)(ii)

Amendment No. 1 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life Insurance Company, Investors Research Corporation and TCI Portfolios, Inc., dated as of May 1, 1989. (1)

(b)(iii)

Amendment No. 2 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of January 3, 2000. (1)

(b)(iv)

Amendment No. 3 to the Fund Participation Agreement - Separate Account No. 2 between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of January 2, 2002. (1)

(b)(v)

Amendment to the Fund Participation Agreements between Mutual of America Life Insurance Company, American Century Variable Portfolios, Inc., and American Century Investment Management, Inc., dated as of December 22, 2004. (1)

(c)(i)

Participation Agreement among the Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, dated as of April 29, 2005. (5)

(c)(ii)

Amendment to Participation Agreement between Vanguard Variable Insurance Fund, The Vanguard Group, Inc., Vanguard Marketing Corporation and Mutual of America Life Insurance Company, dated as of March 29, 2007. (1)

(d)	Shared Funding Agreement for Separate Accounts with Calvert Distributors, Inc., dated as of February 28, 2001. (4)

(e)	Amended and Restated Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and Mutual of America Life Insurance Company, dated as of April 29, 2005. (5)

(f)	Participation Agreement among Oppenheimer Variable Account Funds, OppenheimerFunds, Inc. and Mutual of America Life Insurance Company, dated as of April 29, 2005. (5)

(9)	Opinion and consent of counsel as to the legality of the securities being registered. (2)

(10)	Consent of KPMG, LLP. (8)

(11)	Not Applicable.

(12)	Not Applicable.

(13)	Powers of Attorney. (7)

(1)

Filed with Post-Effective Amendment No. 32 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-11023) on April 30, 2007. As incorporated herein by reference.

(2)

Filed with Post-Effective Amendment No. 31 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 30, 2007. As incorporated herein by reference.

(3)	Filed with Post-Effective Amendment No. 32 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on May 1, 2007. As incorporated herein by reference.

(4)

Filed with Post-Effective Amendment No. 23 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 19, 2001. As incorporated herein by reference.

(5)

Filed with Post-Effective Amendment No. 29 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 29, 2005. As incorporated herein by reference.

(6)

Filed with Post-Effective Amendment No. 33 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 30, 2008. As incorporated herein by reference.

(7)

Filed with Post-Effective Amendment No. 36 to Registration Statement for Mutual of America Separate Account No. 2 on Form N-4 (File No. 033-05609) on April 30, 2010. As incorporated herein by reference.

(8)	Filed herewith (File No. 033-05609).

Item 25. Directors and Officers of the Depositor

Positions and Offices
Name and Principal Business Address*	With Depositor
Thomas J. Moran	Chairman of the Board, President and Chief Executive Officer
John R. Greed	Director, Senior Executive Vice President and Chief Financial Officer
Clifford L. Alexander, Jr.	Director
Kimberly A. Casiano	Director
Roselyn P. Epps, M.D.	Director
Earle H. Harbison, Jr.	Director
Maurine Haver	Director
Frances R. Hesselbein	Director
LaSalle D. Leffall, Jr., M.D.	Director
Senator Connie Mack	Director
Robert J. McGuire	Director
Roger Porter	Director
Peter J. Powers	Director
General Dennis J. Reimer	Director
Elie Wiesel	Director

Officers-Directors

Name and Principal Business Address*	Positions and Offices With Depositor
Thomas J. Moran	Chairman, President and Chief Executive Officer
AltstadtJohn R. Greed	Director, Senior Executive Vice President and Chief Financial Officer

Other Officers

Name and Principal Business Address*	Positions and Offices With Depositor
James P. Accurso	Senior Vice President, Director of Fixed Income Research
Jeffrey M. Angelo	Executive Vice President, Corporate Communications and Strategic Planning
Nicholas A. Branchina	Senior Vice President, Budget and Cost Accounting
Maria L. Brophy	Senior Vice President, Corporate Accounting and Risk Management
Jeremy J. Brown	Executive Vice President and Chief Actuary
James Buckland	Senior Vice President, Purchasing
Katherine Cannizzaro	Senior Vice President, Claims Administration and Plan Conversion
Anne Marie Carroll	Senior Vice President and Associate General Counsel
Sean Carroll	Senior Vice President, Facilities Management
Michael E. Conway	Senior Vice President, Human Resources
William S. Conway	Senior Executive Vice President and Chief Operating Officer
John S. Corrigan	Executive Vice President, Internal Audit
Barbara Crane	Senior Vice President, Communication Development and Corporate Events
Nicholas S. Curabba	Senior Vice President and Associate General Counsel
Carson J. Dunbar, Jr.	Senior Vice President, Corporate Services
Chris W. Festog	Senior Vice President, Accounting and Financial Systems
Michael Gallagher 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Direct Response and Technical Communications
Harold J. Gannon	Senior Vice President, Corporate Tax

Other Officers

Name and Principal Business Address*	Positions and Offices With Depositor
Robert Giaquinto, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Executive Vice President, MIS Operations
Thomas E. Gilliam	Executive Vice President and Assistant to the President and Chief Executive Officer

Jared Gutman	Executive Vice President, Administrative Technical Services and Chief Privacy Officer
Thomas A. Harwood	Senior Vice President, Human Resources
Edward J. T. Kenney	Executive Vice President, External Affairs
Robert Kordecki	Senior Vice President, Key Client Relations
Nicole Lanni	Senior Vice President, Technical Services
Daniel LeSaffre	Executive Vice President, Human Resources and Corporate Services
Kathryn A. Lu	Executive Vice President and Chief Compliance Officer
Thomas L. Martin	Executive Vice President and Deputy General Counsel
James McCutcheon	Senior Vice President and Associate General Counsel
Dennis McManus	Senior Vice President, Billing and Regulatory Services/Life Disability Claims
George L. Medlin	Executive Vice President and Treasurer
Christopher Miseo	Senior Vice President and Director of Accounting and Financial Reporting
Lynn N. Nadler 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Training
Peter Nicklin	Senior Vice President, Special Projects, and Assistant to the Chief Information Officer
Michael J. O’Grady	Senior Vice President, Strategic Planning
Paul O’Hara	Senior Vice President, Competition and Research
William Rose	Executive Vice President and Chief Marketing Officer
James J. Roth	Executive Vice President and General Counsel
Scott H. Rothstein	Executive Vice President and Deputy General Counsel
Dennis J. Routledge	Senior Vice President, LAN/Telecommunications
Robert W. Ruane	Senior Vice President, Proposal Development
Myron Schlanger	Senior Vice President and Associate Treasurer
William G. Shannon	Senior Vice President, Financial Advisory Services
Walter W. Siegel	Senior Vice President and Actuary
Joan M. Squires	Executive Vice President and Chief Information Officer
Anne M. Stanard, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Human Resources
Mary-Clare Swanke	Senior Vice President, Product Development and Production, Corporate Communications
John Terwilliger 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Facilities Management
Eldon Wonacott, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598	Senior Vice President, Advertising, Direct Response and Telemarketing

* The business address of all officers is 320 Park Avenue, New York, New York 10022-6839, unless otherwise noted. The business address of all directors is c/o Mutual of America, 320 Park Avenue, New York, New York 10022-6839.

Item 26. Persons Controlled By or Under Common Control with the Depositor or the Registrant

The registrant is a separate account of Mutual of America Life Insurance Company (“Mutual of America”) under the New York Insurance law. Under said law the assets allocated to the separate account are the property of Mutual of America.

As a New York mutual life insurance company, no person has the direct or indirect power to control Mutual of America except by virtue of a person’s capacity as a director or executive officer. Each holder of an in-force insurance policy or annuity contract issued by Mutual of America has the right to vote for the election of directors of Mutual of America at annual elections and upon other corporate matters where policyholders’ votes are taken. Mutual of America wholly owns the following companies:

•              Mutual of America Holding Company, Inc., a Delaware corporation (see below), and

•              Mutual of America Foundation, a New York not-for-profit corporation.

Mutual of America Holding Company, Inc. wholly owns the following companies:

•          Mutual of America Securities Corporation, a Delaware corporation, and

•          Mutual of America Capital Management Corporation, a Delaware corporation.

Mutual of America’s consolidated financial statements include all the above subsidiaries except Mutual of America Foundation.

Mutual of America, through its separate accounts, owns substantially all of the outstanding shares of Mutual of America Investment Corporation, a Maryland corporation registered under the 1940 Act as a management investment company.

Mutual of America currently owns a significant amount, but less than a majority, of the outstanding shares of Mutual of America Institutional Funds, Inc., a Maryland corporation registered under the 1940 Act as a management investment company whose shares are publicly offered to institutional investors.

Item 27. Number of Holders of Securities

As of March 31, 2011, there were 350,428 owners in Separate Account No. 2, 150,096 of whom were attributable to Contracts registered under SEC File No. 2-90201; 196,909 of whom were attributable to Contracts registered under SEC File No. 33-11023; and 3,423 of whom were attributable to Contracts registered under SEC File No. 33-5609, all of which are qualified.

Item 28. Indemnification

Charter of Depositor. The Charter of Mutual of America provides in substance that no director or officer shall be personally liable for damages for any breach of duty as a director except when a judgment or other final adjudication establishes that the director’s acts or omissions were in bad faith, involved intentional misconduct or were acts or omissions the director knew or reasonably should have known violated New York Insurance Law or a specific standard of care imposed on directors directly by the New York Insurance Law, or which constituted a knowing violation of any other law or allowed the director to personally gain a financial profit or other advantage to which the director was not legally entitled.

By Laws of Depositor. The By-Laws of Mutual of America provide for the indemnification of present and former officers and directors of the Company (a “person”) against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys’ fees actually and reasonably incurred, if the person acted in good faith and for a purpose which the person necessarily believed to be in the best interests of the Company, and, with respect to any criminal action or proceeding, had no reasonable cause to believe said conduct was unlawful. Expenses incurred in defending a civil, criminal, administrative or investigative action, suit or proceeding, or threat thereof, may be paid by the Company in advance of the final disposition of such action, suit or proceeding upon an undertaking by or on behalf of the person to repay such amount if it is ultimately determined that such person is not entitled to be indemnified by the Company.

Insurance. Coverage for officers and directors of Mutual of America is provided under an Investment Management insurance policy issued by Chartis, with excess coverage by CNA, The Hartford, and Chartis, to Mutual of America Life Insurance Company et al. The aggregate limit of liability under the primary policy per year is $10 million, with a $1,000,000 deductible per entity insured and no deductible for individual insureds. The deductible for life insurance company fiduciary liability coverage (errors and omissions) is $1,000,000 for the entity.

Undertaking. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29. Principal Underwriters

(a)       Mutual of America Life Insurance Company, the depositor and principal underwriter of the Registrant, also acts as depositor and principal underwriter of Mutual of America Separate Account No. 3 and as principal underwriter of the Mutual of America Investment Corporation, and The American Separate Account No. 2 and The American Separate Account No. 3 of Wilton Reassurance Life Company of New York, formerly known as The American Life Insurance Company of New York.

(b)       The name, business address and position of each senior officer and director of Mutual of America are listed in Item 25 above.

(c)       The principal underwriter receives no compensation or commissions from the registrant for its services in distributing the variable insurance contracts.

Item 30. Location of Accounts and Records.

Registrant’s books and records are maintained primarily at 320 Park Avenue, New York, NY 10022. Certain records are maintained at Mutual of America’s Financial Transaction Processing Center, 1150 Broken Sound Parkway NW, Boca Raton, FL 33487-3598.

Item 31. Management Services.

Not applicable.

Item 32. Undertakings

The Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the registrant certifies that it meets all the requirements for effectiveness of this post-effective amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this post-effective amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, the State of New York, on the 29th day of April, 2011.

MUTUAL OF AMERICA SEPARATE ACCOUNT NO. 2 (REGISTRANT)

MUTUAL OF AMERICA LIFE INSURANCE COMPANY (DEPOSITOR)

By:	/S/ JOHN R. GREED
John R. Greed
Senior Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 2011.

Signatures	Title

*	Chairman of the Board, President and Chief Executive Officer; Director (Principal Executive Officer)
Thomas J. Moran

/S/ JOHN R. GREED
John R. Greed	Senior Executive Vice President and Chief Financial Officer; Director

*
Clifford L. Alexander, Jr.	Director

*
Kimberly A. Casiano	Director

*
Roselyn P. Epps, M.D.	Director

*
Earle H. Harbison, Jr.	Director

*
Maurine Haver	Director

*
Frances R. Hesselbein	Director

*
Lasalle D. Leffall, Jr., M.D.	Director

*
Connie Mack, III	Director

*
Roger Porter	Director

*
Robert J. McGuire	Director

*
Peter J. Powers	Director

*
Dennis J. Reimer	Director

*
Elie Wiesel

*By:	/s/ JOHN R. GREED
John R. Greed
Attorney-in-Fact

List of Exhibits

EX. 99(4)(c)	Amendment to Form of Group Annuity Contract 457-2009-A3

EX. 99(10)	Consent of KPMG, LLP